DIVERSIFIED INVESTMENT ADVISORS

                       DIVERSIFIED INVESTORS PORTFOLIOS


                                                 INTERNATIONAL EQUITY PORTFOLIO

                                                 HIGH YIELD BOND PORTFOLIO

                                                 AGGRESSIVE EQUITY PORTFOLIO

                                                 SPECIAL EQUITY PORTFOLIO

                                                 EQUITY GROWTH PORTFOLIO

                                                 GROWTH AND INCOME PORTFOLIO

                                                 EQUITY VALUE PORTFOLIO

                                                 EQUITY INCOME PORTFOLIO

                                                 BALANCED PORTFOLIO

                                                 CORE BOND PORTFOLIO

                                                 INTERMEDIATE GOVERNMENT
                                                 BOND PORTFOLIO

                                                 HIGH QUALITY BOND PORTFOLIO

                                                 MONEY MARKET PORTFOLIO

                              1999 ANNUAL REPORT

                                          [DIVERSIFIED INVESTMENT ADVISORS LOGO]

                        DIVERSIFIED INVESTORS PORTFOLIOS

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Economic and Market Review..................................    2
Statements of Assets and Liabilities........................    8
Statements of Operations....................................   10
Statements of Changes in Net Assets.........................   12
Statements of Changes in Net Assets -- December 31, 1998....   14

PORTFOLIO OF INVESTMENTS
Money Market Portfolio --...................................   16
High Quality Bond Portfolio --..............................   18
Intermediate Government Bond Portfolio --...................   21
Core Bond Portfolio --......................................   23
Balanced Portfolio --.......................................   26
Equity Income Portfolio --..................................   36
Equity Value Portfolio --...................................   39
Growth & Income Portfolio --................................   42
Equity Growth Portfolio --..................................   45
Special Equity Portfolio --.................................   48
Aggressive Equity Portfolio --..............................   55
High Yield Bond Portfolio --................................   57
International Equity Portfolio --...........................   60
Notes to Financial Statements...............................   65
Report of Independent Accountants...........................   75

                              FOURTH QUARTER 1999

                            ANNUAL ECONOMIC OVERVIEW

     The major catalysts to economic growth in 1999 were the consumer and technology sectors. Consumer confidence continued to rise, led by a strong labor market, solid income gains and the wealth effect caused by ascending stock prices. Consumer spending rose significantly in the fourth quarter at an annualized 7% rate. The spending was broad based, ranging from clothing to computers to housing. Retail sales for the quarter were up 2.7%, which was largely attributable to a strong holiday season. For the year, retail sales increased by 9.7%. After falling in 1998, sales of consumer non-durable goods (items lasting shorter than three years) posted an increase of 9.6%. Although the housing market is starting to feel the effects of higher interest rates, homes are still being sold at a healthy pace. The volume in technology related items increased by approximately 20% in 1999.

     The strong economy continues to create an abundance of new jobs. On average the economy added 223,000 new jobs a month. Income growth has obviously been a beneficiary of the labor market as personal income increased by approximately 4%. The unemployment rate remains at a 30 year low of 4.1%, down from the 4.3% level of 1998. With the four-week rolling initial unemployment claims steadily remaining below the 300,000 level, the labor market will most likely continue to be strong.

                               FINANCIAL MARKETS

     The strength of the U.S. economy created a bearish tone to the bond market and contributed to fears that the Federal Reserve Board will need to be more aggressive with monetary policy to contain inflation. As a result, Treasury yields rose between 43 to 78 basis points across the yield curve. Rising interest rates caused the Lehman Brothers Aggregate Index to post a loss of .12% for the quarter. For the year, the Index declined .82% as it suffered its worst year since 1994 and its second worst year since 1973. Interest rates climbed steadily throughout the year, with yields rising in ten of the twelve months (January and September were the exceptions). For the year, the U.S. yield curve rose between 139 to 180 basis points. The 1-year note rose by 144 basis points to 5.73%, the 5-year Treasury rose 180 basis points to 6.34% and the 30-year Treasury bond rose 139 basis points to 6.48%.

     After getting a brief rest in September, interest rates continued their upward climb after the October CPI report, which was up 1.1%, the highest reading in nine years. This caused the Federal Reserve to adopt a tightening bias. The bias set the stage for the Fed to raise the Fed Funds Rate an additional 25 basis points to 5.50%, due to the aggressive pace of the economy and left the door open for further rate hikes in the future. This marked the third rate increase by the Fed during the year, essentially eliminating the three rate reductions the Fed orchestrated in late 1998.

     However, much like 1998 and 1997, the market's advance was very narrow in breadth. For many stocks, the year 1999 was not very kind. In fact, the majority of stocks that are not large cap growth-oriented never really recovered from their steep declines in the spring to fall of 1998. The Value Line Composite Index (an unweighted index of 1700 stocks) declined 1.4% in 1999 and was off approximately 14% from its all-time high reached in April of 1998. Also, the equally weighted version of the S&P 500 Index posted a return of 12.7%. Interestingly, the most dramatic example of all these broadly based market statistics is that, 61% of all NYSE stocks, 52% of the S&P 500 stocks and 48% of NASDAQ stocks were down for the year. The best performing sector of the market for the year was technology, with a return of 64.7%.

                                OUTLOOK FOR 2000

     We believe that the economy will continue to expand, but not at its current pace. Our forecast is that the economy will grow by approximately 3.5%. Our estimate is based on the belief that if the economy continues to grow at its current pace, the Federal Reserve will do whatever it believes necessary to slow the economy to a more sustainable, i.e. non-inflationary rate of growth. The non-inflationary rate of growth to be achieved depends significantly upon continued strong productivity; the growth of the labor market and whether or not the Fed subscribes to the new or old growth/inflation paradigm. It appears that the inflation hawks had the upper hand in the last FOMC meeting. Therefore, we believe that the Fed will most likely raise rates by at least 25 basis points at its February meeting.

     We believe that inflation will remain under control in 2000. Our estimate for the year is in the 2.6% area. We do not believe that oil prices will continue to significantly rise from their current levels and as mentioned above, there do not appear to be any significant rumblings beneath the surface. However, the wild card could be what impacts the recovering economies overseas, particularly the emerging countries, have on commodity prices, which have been depressed over the past few years.

     Based on the above, we believe that long-term interest rates will trade in a range of 6.4 - 7.0%. Bonds may overreact positively or negatively to each economic report that is released. However, we do not believe that rates will fall below this range until it appears certain that the economy is growing at a more modest sustainable rate.

     After the stock market's strong rally in the fourth quarter combined with higher interest rates, we believe that the market is over-valued, particularly the large cap growth sector, which is vulnerable to rising interest rates and/or slowing profit growth. We also believe that the market is priced for perfection with a significant amount of good news already discounted in the price of stocks. Upside earnings surprises have also played a big part in the market's advance, particularly in technology stocks. This may not be as much of a factor in the next couple of quarters based on tougher comparisons in 2000. Remember that earnings were depressed in 1998, which set the stage for stronger comparisons in 1999. Technically, indicators such as advance decline ratio, new highs vs. new lows, the put to call ratio and optimistic sentiment readings look fairly weak, with a correction possible in late January. We believe that the stocks that are currently the strongest could take the biggest hit, with the bulk of remaining stocks, many of which have been through their own bear market, performing relatively better.

     Our general conclusion is that it is difficult to see significant upside in the market without some corrective process, a shift in leadership and broadening in breadth. The process could take the form of a flat consolidating market, which would under go rapid rotation, or one that has a 10 - 15% decline in prices.

                                  MONEY MARKET

     For the fourth quarter and for the year, money market securities, as measured by the Salomon Brothers 3-Month T-Bill Index, performed the best, posting returns of 1.24% for the quarter and 4.73% for the year. Throughout the year, the average maturity of the portfolio was adjusted selectively to capitalize on opportunities where the portfolio would be rewarded for duration extension.

                               HIGH QUALITY BOND

     The domestic economy enjoyed robust growth during the fourth quarter. The Federal Reserve Board increased the Fed Funds rate by 25 basis points to 5.50%, in an effort to reduce potential inflationary pressures. The strength of the domestic economy created a bearish tone in the bond market and contributed to fears that the Federal Reserve Board will need to be more aggressive with monetary policy to contain inflation. Interestingly, the lower quality credits
(BBB) outperformed higher quality credits (AAA) in the quarter.

     We were active in the domestic corporate and U.S. Government agency sectors. We swapped out of several money market eligible securities into longer term notes, thereby enhancing the yield of the portfolio and extending duration.

     While the Federal Reserve Board elected to leave short term interest rates unchanged in December, tight labor markets, higher energy costs, and persistent above trend growth will keep the Federal Reserve Board at a heightened state of alert.

                          INTERMEDIATE GOVERNMENT BOND

     The government bond market finished 1999 on the same notes that it followed for much of the year: higher interest rates, lower bond prices, and for the most part, disappointed investors. While rising interest rates earlier in the year could be explained as a reversal of the 1998 crisis flight-to-Treasuries, by late 1999 it was clear that the problem was an economy growing too quickly. A Federal Reserve monetary tightening in November, the third of the year, seemed to do little to cool off a hot stock market. US Government Agency securities outperformed Treasuries, as yield risk premiums contracted.

     Going into the new year, our investment view balances two realities: inflation adjusted bond yields are now at levels that are very attractive by most historical measures, yet the Fed has begun to make it clear that they will not stop raising rates until the juggernaut economy slows. Our strategy is to position the portfolio with a slightly long duration posture, to watch for early signs of a slowdown, and to carefully add exposure on market weakness.

                                   CORE BOND

     Interest rates rose significantly in the fourth quarter as the yield on 10-year Treasuries jumped 56 basis points to 6.44%. The Federal Reserve increased the Fed Funds rate 25 basis points to 5.50% and set the stage for future hikes in the year 2000. Non-treasury sectors performed well throughout the quarter as spreads tightened in response to strong investor demand for higher yielding securities.

     The fund benefited from a neutral duration position and an overweight to mortgages and agencies. The overweight to agencies enhanced returns as spreads continued to tighten from historically wide levels. Improving liquidity in agencies and a reduction in Treasury supply has helped to boost investor demand and support these spreads.

     We believe mortgage spreads may continue to tighten going forward and will look for opportunities to reduce the overweight position. Although interest rate and yield curve related strategies do play a role in portfolio strategy, we continue to emphasize sector-based strategies in the current environment.

                                HIGH YIELD BOND

     The hybrid nature of high yield bonds -- part bond, part stock -- was clearly illustrated by fourth quarter returns. Despite spiking interest rates, which drove the 10-year Treasury to a 2.4% loss for the period, high yield bonds remained in positive territory on the strength of the fourth quarter run-up in equity prices. The spread between high yield bond and treasuries tightened by 37 basis point during the period.

     Portfolio strategy remains focused on an overweighting in single B securities, which offer greater sensitivity to economic as opposed to interest rate activity. We increased our exposure to single B's during the quarter, from 49% of the portfolio at September 30th to nearly 61% by year-end.

     We believe market returns will consist largely of income this year, with the potential for several points of capital appreciation. While valuations are clearly cheap relative to the strength in the economy, it is likely that a heavy new issue calendar will constrain a significant upward move in prices, at least over the near term. Nevertheless, returns should prove attractive compared to other fixed income products.

                                    BALANCED

     Interest rates rose significantly in the fourth quarter as the yield on 10-year Treasuries jumped 56 basis points to 6.44%. The Federal Reserve increased the Fed Funds rate 25 basis points to 5.50% and set the stage for future hikes in the year 2000. Non-treasury sectors performed well throughout the quarter as spreads tightened in response to strong investor demand for higher yielding securities. The fund benefited from a neutral duration position and an overweight to mortgages and agencies; however, we believe mortgage spreads may continue to tighten going forward and will look for opportunities to reduce our overweight.

     The equity market was propelled higher by technology shares (particularly those associated with telecommunications and the Internet). The fund performed extremely well as the quantitative model that we use in this strategy favored technology shares such as Microsoft, Cisco Systems and QUALCOMM due to their strong business momentum.

     Going forward we are concerned by the extreme price appreciation in technology shares in the fourth quarter, the recent back up in interest rates, and to the extent that the bear market in bonds continues, we feel that these issues will have a difficult time maintaining their current valuations.

                                 EQUITY INCOME

     The U.S. economy continued to roll ahead in the fourth quarter with little evidence of slowdown. The stock market propelled by the "new economy" model of growth, low inflation, budget surpluses, technology driven rising productivity and increasing earnings continued to roar to new heights.

     During the fourth quarter, the stock market had a very narrow focus on new economy stocks -- technology and telecom equipment -- and almost complete disinterest in everything else. Value stocks such as those held in the Equity Income Fund were ignored and underperformed the market. As a result the technology and internet stocks are richly valued and at all time highs, while the energy, basic materials, capital goods and healthcare stocks, which are in the Equity Income Fund are much more reasonably valued. World economies are recovering, cyclical stocks should have good earnings recoveries, and many of these stocks have already experienced bear market type declines over the past year. Any shift in market focus away from the narrow leadership of the recent past should benefit this portfolio.

                                  EQUITY VALUE

     As has been true for most of the year, the stock market was dominated by large cap, momentum growth issues, primarily in Technology and Communications/Internet related areas. These high P/E stocks typically fall outside of the Large Cap Value valuation discipline. Not being involved in this area was the major cause of the Large Cap Value underperformance for the quarter and the year. Not surprisingly, two of the issues that contributed the most in the portfolio were in technology: Seagate Technology and Compaq Computer Corp.

     We do not believe that the domination of growth stocks can be sustained indefinitely. With interest rates and commodity prices on the rise, unemployment at all time lows, and foreign stocks outperforming U.S. equities for the first time since 1994, investors may be encouraged to look at other investment opportunities in the near future. When this occurs, we expect growth stocks to come under pressure and a rotation back to value to begin. At that time, we are confident that the Large Cap Value portfolio will be rewarded, as it was during the second quarter of 1999.

                                GROWTH & INCOME

     The fourth-quarter U.S. economy remained hot, as it had throughout 1999. The Growth & Income portfolio outperformed the S&P 500 Index for the fourth quarter as strong stock selection in the top-performing technology and consumer staples sectors aided returns.

     Telecommunications equipment stocks were particularly strong and their spectacular gains were responsible for much of the portfolio's outperformance in the technology sector. Additionally, electronic components stocks contributed significantly to performance. In the consumer staples sector, cable and broadcast television stocks were particularly strong, as were stocks in the entertainment industry.

     Although the U.S. economic growth may slow in 2000, it should remain relatively robust. We anticipate further Fed rate hikes, particularly if rising inflation causes the Fed to move to a tightening stance. We believe that high-quality growth companies should continue to benefit from persistent demand and visible earnings growth, particularly within the technology and consumer sectors.

                                 EQUITY GROWTH

     Most of the major stock market indices rebounded sharply following a difficult third quarter, as the U.S. economy continued to exhibit considerable momentum and corporate profitability remained strong. During the quarter, select global consumer growth companies began to perk up as foreign economies continued to exhibit signs of recovery while healthcare stocks labored under the weight of regulatory concerns.

     The combination of industry selection and stock selection in Electronics/New Technology had the largest positive impact on relative performance during the period. This was due in large part to our holdings of QUALCOMM and JDS Uniphase, up 272% and 183% respectively for the quarter.

     While it appears that fears of a Y2K meltdown were overblown, there may still be some minor dislocations to individual businesses. However, the impact will not likely be material to the Financial markets as a whole. The outlook for corporate profits is still positive which should help support share prices. The prospects for the U.S. economy and U.S. stocks remain relatively solid.

                                 SPECIAL EQUITY

     During the fourth quarter, investors chose to shrug off interest rate concerns and focus on strong economic growth. This was especially true in December as the outlook for corporate earnings, especially in technology, continued to improve. Additionally, the willingness to value Internet stocks solely on revenue growth prospects led to more aggressive valuations for the general market.

     The portfolio capitalized on the overall market preference for technology with strong stock selection. RSA Security Inc. and Cree Research Inc turned in the strongest performances. Top contributors operate in high growth areas such as network security and system management, specialty components, wireless broadband and Internet commerce. Cellular telephone (Rural Cellular Corp.), radio broadcasting (Emmis Communications, Salem Communications), and cable television (Jones Intercable) issues remained as positive contributors.

     We continue a diversified approach to our sector seeking attractive growth opportunities in and out of technology. Looking forward, we hope for a level playing field in terms of the valuation excesses evident in the technology/internet world.

                               AGGRESSIVE EQUITY

     Strong economic conditions were evident in a market that generously rewarded those companies with strong organic growth; overcoming continued increases in interest rates. This growth was most pronounced in technology stocks with exposure to communications systems and equipment.

     The fund's performance this quarter was driven by technology stocks such as Conexant Systems, Qlogic, and Optical Coating. The portfolio also benefited from the continued wireless evolution, through holdings in Voicestream Wireless and Western Wireless, along with QUALCOMM. These companies are all characterized by strong organic growth well above market expectations.

     We approach the new millennium with cautious optimism. Tremendous growth opportunities exist in the stocks that we own. The continued application of technology to all areas of the economy, and especially the expansion of the Internet, drives this growth. Relative valuations in these issues depend on a continued market focus on their outstanding prospects.

                              INTERNATIONAL EQUITY

     Growth in Europe continues to improve on the heels of strong growth elsewhere: in the U.S., where the economy shows no signs of slowing, in Latin America, where Mexico has been especially strong and in Brazil where the economy has been more resilient than expected. Asia has shown positive political changes in

Indonesia and important restructuring in the banking sector in Thailand and Korea. In Japan, good returns from equities have been well received.

     The exceptionally strong relative and absolute performance from the portfolios is virtually all due to stock selection. The largest gains were in the Capital Equipment sector: Murata Manufacturing returned over 133%, Rohm Co. was up 96%, and Advantest was up 82% in the fourth quarter of the year. Stock selection in Germany significantly added to performance: Mannesmann AG (4.2% of the portfolio) was up 51% and Deutsche Telekom was up 71%. Overall, the portfolio's holdings in Germany were up 43% in US$ terms versus the MSCI Germany Index which was up 26% for the fourth quarter of 1999.

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

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

                                                                 INTERMEDIATE
                                      MONEY           HIGH        GOVERNMENT        CORE                          EQUITY
                                      MARKET      QUALITY BOND       BOND         BOND(1)        BALANCED         INCOME
                                   ------------   ------------   ------------   ------------   ------------   --------------
ASSETS:
Securities, at cost..............  $415,263,610   $197,799,112   $214,415,564   $876,549,268   $553,441,870   $1,097,423,676
                                   ============   ============   ============   ============   ============   ==============
Securities, at market............  $415,263,610   $193,938,786   $209,472,055   $867,437,642   $595,865,015   $1,451,870,274
Repurchase agreements, at
  value..........................        78,083      8,884,965         63,303      7,418,922     25,289,441               --
Cash.............................       291,597             --             --             --              3           80,040
Foreign currency holdings, at
  value (Cost $190,024)..........            --             --             --             --             --               --
Receivable for securities sold...            --          2,130             --             --      8,279,745               --
Unrealized appreciation on
  foreign currency forward
  contracts......................            --             --             --             --        109,351               --
Variation margin.................            --             --             --             --         62,050               --
Interest receivable..............     1,244,489      2,245,776      2,412,256      7,648,925      2,091,181            6,258
Dividends receivable.............            --             --             --             --        279,965        2,132,682
Receivable from securities
  lending........................            --         37,300         12,237         32,743         19,827            7,275
Reimbursement from advisor.......            --             --          2,000             --         27,558            1,087
                                   ------------   ------------   ------------   ------------   ------------   --------------
        Total assets.............   416,877,779    205,108,957    211,961,851    882,538,232    632,024,136    1,454,097,616
                                   ------------   ------------   ------------   ------------   ------------   --------------
LIABILITIES:
Due to custodian.................            --             --             --             --             --               --
Deposit for securities loaned....            --      5,100,000     37,078,875    178,096,125     39,899,150       38,823,800
Payable for securities
  purchased......................            --             --             --    188,541,706     66,108,248               --
Unrealized depreciation on
  foreign currency forward
  contracts......................            --             --             --             --         93,071               --
Investment advisory fees.........        95,324         74,369         54,270        150,871        201,349          538,990
Accrued expenses.................        13,628         28,491         24,321         28,086        138,415          100,596
                                   ------------   ------------   ------------   ------------   ------------   --------------
        Total liabilities........       108,952      5,202,860     37,157,466    366,816,788    106,440,233       39,463,386
                                   ------------   ------------   ------------   ------------   ------------   --------------
        NET ASSETS...............  $416,768,827   $199,906,097   $174,804,385   $515,721,444   $525,583,903   $1,414,634,230
                                   ============   ============   ============   ============   ============   ==============
NET ASSETS CONSIST OF:
Paid-in capital..................  $416,768,827   $203,766,423   $179,747,894   $524,833,070   $482,963,856   $1,060,187,632
Net unrealized appreciation
  (depreciation) on securities
  and futures....................            --     (3,860,326)    (4,943,509)    (9,111,626)    42,608,981      354,446,598
Net unrealized appreciation
  (depreciation) on translation
  of assets and liabilities in
  foreign currencies.............            --             --             --             --         11,066               --
                                   ------------   ------------   ------------   ------------   ------------   --------------
        NET ASSETS...............  $416,768,827   $199,906,097   $174,804,385   $515,721,444   $525,583,903   $1,414,634,230
                                   ============   ============   ============   ============   ============   ==============

---------------
(1) Formerly Government/Corporate Bond

                       See notes to financial statements.

        EQUITY         GROWTH &          EQUITY          SPECIAL        AGGRESSIVE     HIGH YIELD    INTERNATIONAL
        VALUE           INCOME           GROWTH           EQUITY          EQUITY          BOND          EQUITY
     ------------   --------------   --------------   --------------   ------------   ------------   -------------
     $439,999,063   $1,009,793,960   $  922,144,435   $  967,074,126   $214,782,159   $126,172,168   $392,288,113
     ============   ==============   ==============   ==============   ============   ============   ============
     $396,218,956   $1,381,453,305   $1,331,312,058   $1,216,019,459   $301,999,761   $119,621,721   $629,157,826
       21,212,108       11,777,953       27,294,407       64,470,678             --      2,447,625     13,474,597
               --               --               --               --             --             --             --
               --               --               --               --             --             --        190,125
        2,403,623        4,895,172               --        8,425,470      8,115,674        475,444             --
               --               --               --               --             --             --             --
               --               --               --               --             --             --             --
            5,517           23,325           14,499           23,089          6,214      3,007,064         11,949
        1,046,553          484,819          462,484          443,076         23,052             --        365,569
            5,246           27,692           21,843           82,847         13,178             --         27,997
               --               --               --               --             --             --             --
     ------------   --------------   --------------   --------------   ------------   ------------   ------------
      420,892,003    1,398,662,266    1,359,105,291    1,289,464,619    310,157,879    125,551,854    643,228,063
     ------------   --------------   --------------   --------------   ------------   ------------   ------------
               --               --               --               --      9,263,283             --             --
       24,259,200      146,119,866       81,556,641      115,256,767     40,672,700             --     48,296,127
        2,300,061        9,663,859       10,002,725        2,259,614             --        473,569             --
               --               --               --               --             --             --      1,832,309
          194,557          618,500          656,480          780,615        210,439         61,423        359,980
           33,897           23,598           20,291          133,342         37,035         26,454         26,006
     ------------   --------------   --------------   --------------   ------------   ------------   ------------
       26,787,715      156,425,823       92,236,137      118,430,338     50,183,457        561,446     50,514,422
     ------------   --------------   --------------   --------------   ------------   ------------   ------------
     $394,104,288   $1,242,236,443   $1,266,869,154   $1,171,034,281   $259,974,422   $124,990,408   $592,713,641
     ============   ==============   ==============   ==============   ============   ============   ============
     $437,884,395   $  870,577,098   $  857,701,531   $  922,088,948   $172,756,820   $131,540,855   $357,676,654
      (43,780,107)     371,659,345      409,167,623      248,945,333     87,217,602     (6,550,447)   236,869,713
               --               --               --               --             --             --     (1,832,726)
     ------------   --------------   --------------   --------------   ------------   ------------   ------------
     $394,104,288   $1,242,236,443   $1,266,869,154   $1,171,034,281   $259,974,422   $124,990,408   $592,713,641
     ============   ==============   ==============   ==============   ============   ============   ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                 INTERMEDIATE
                                       MONEY          HIGH        GOVERNMENT        CORE                        EQUITY
                                      MARKET      QUALITY BOND       BOND         BOND(1)       BALANCED        INCOME
                                    -----------   ------------   ------------   ------------   -----------   ------------
INVESTMENT INCOME:
  Interest income.................  $19,781,570   $13,993,976    $10,125,089    $ 35,544,333   $10,844,737   $  1,316,066
  Dividend income.................           --            --             --              --     4,318,612     30,888,821
  Less: withholding taxes.........           --            --             --              --       (26,191)       (17,687)
                                    -----------   -----------    -----------    ------------   -----------   ------------
         Total income.............   19,781,570    13,993,976     10,125,089      35,544,333    15,137,158     32,187,200
                                    -----------   -----------    -----------    ------------   -----------   ------------
EXPENSES:
  Investment advisory fees........      925,652       794,958        605,483       1,995,476     2,284,131      6,502,830
  Custody fees....................       67,896        51,219         39,726          91,523       150,849        180,852
  Professional fees...............       24,362        23,748         22,660          33,997        31,071         47,886
  Reports to shareholders.........          962           738            476           1,682         1,447          3,826
  Miscellaneous fees..............        2,764         2,651          2,593           2,981       161,810          3,228
                                    -----------   -----------    -----------    ------------   -----------   ------------
         Total expenses...........    1,021,636       873,314        670,938       2,125,659     2,629,308      6,738,622
  Expenses reimbursed by the
    advisor.......................           --            --           (490)             --       (92,527)            --
                                    -----------   -----------    -----------    ------------   -----------   ------------
         Net expenses.............    1,021,636       873,314        670,448       2,125,659     2,536,781      6,738,622
                                    -----------   -----------    -----------    ------------   -----------   ------------
Net investment income (loss)......   18,759,934    13,120,662      9,454,641      33,418,674    12,600,377     25,448,578
                                    -----------   -----------    -----------    ------------   -----------   ------------
NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON SECURITIES AND
  FOREIGN CURRENCIES:
  Net realized gains (losses) on
    securities and futures........      (81,098)      (77,003)       271,445     (16,710,925)   38,806,405    127,039,697
  Net realized gains (losses) on
    foreign currency
    transactions..................           --            --             --              --       534,648             --
  Net change in unrealized
    appreciation (depreciation) on
    securities and futures........           --    (5,712,669)    (6,973,210)    (22,172,181)    4,464,554    (38,715,500)
  Net change in unrealized
    appreciation (depreciation) on
    translation of assets and
    liabilities in foreign
    currencies....................           --            --             --              --        11,066             --
                                    -----------   -----------    -----------    ------------   -----------   ------------
Net realized and unrealized gains
  (losses) on securities and
  foreign currencies..............      (81,098)   (5,789,672)    (6,701,765)    (38,883,106)   43,816,673     88,324,197
                                    -----------   -----------    -----------    ------------   -----------   ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS......................  $18,678,836   $ 7,330,990    $ 2,752,876    $ (5,464,432)  $56,417,050   $113,772,775
                                    ===========   ===========    ===========    ============   ===========   ============

---------------
(1) Formerly Government/Corporate Bond

                       See notes to financial statements.

       EQUITY        GROWTH &        EQUITY        SPECIAL      AGGRESSIVE    HIGH YIELD    INTERNATIONAL
       VALUE          INCOME         GROWTH         EQUITY        EQUITY         BOND          EQUITY
    ------------   ------------   ------------   ------------   -----------   -----------   -------------
    $    598,323   $  1,107,550   $  1,592,527   $  4,458,799   $   420,906   $10,184,587   $  1,312,185
       8,981,593      5,754,154      5,602,704      4,846,575       353,109            --      6,120,134
              --             --        (13,096)       (15,515)           --            --       (589,899)
    ------------   ------------   ------------   ------------   -----------   -----------   ------------
       9,579,916      6,861,704      7,182,135      9,289,859       774,015    10,184,587      6,842,420
    ------------   ------------   ------------   ------------   -----------   -----------   ------------
       2,378,610      5,981,552      5,900,858      7,623,496     1,394,114       617,744      3,213,534
          86,621        151,123        133,895        237,804        35,046        44,037        430,572
          27,545         36,273         26,676         42,812        22,154        22,238         30,087
           1,146          1,737          1,591          2,184           155           282            832
           2,847          2,948          2,813        135,604         2,514         2,561          2,795
    ------------   ------------   ------------   ------------   -----------   -----------   ------------
       2,496,769      6,173,633      6,065,833      8,041,900     1,453,983       686,862      3,677,820
            (109)        (1,170)           (33)       (13,406)      (13,847)      (12,888)          (500)
    ------------   ------------   ------------   ------------   -----------   -----------   ------------
       2,496,660      6,172,463      6,065,800      8,028,494     1,440,136       673,974      3,677,320
    ------------   ------------   ------------   ------------   -----------   -----------   ------------
       7,083,256        689,241      1,116,335      1,261,365      (666,121)    9,510,613      3,165,100
    ------------   ------------   ------------   ------------   -----------   -----------   ------------
      18,628,659    140,686,075    112,928,394    167,967,618    26,650,206    (6,387,877)    26,587,874
              --             --             --             --            --            --     (1,679,242)
     (35,807,019)   152,827,628    214,814,984     70,038,822    65,836,552    (2,312,494)   206,238,143
              --             --             --             --            --            --       (518,396)
    ------------   ------------   ------------   ------------   -----------   -----------   ------------
     (17,178,360)   293,513,703    327,743,378    238,006,440    92,486,758    (8,700,371)   230,628,379
    ------------   ------------   ------------   ------------   -----------   -----------   ------------
    $(10,095,104)  $294,202,944   $328,859,713   $239,267,805   $91,820,637   $   810,242   $233,793,479
    ============   ============   ============   ============   ===========   ===========   ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                              INTERMEDIATE
                                                 MONEY            HIGH         GOVERNMENT        CORE
                                                MARKET        QUALITY BOND        BOND          BOND(1)        BALANCED
                                            ---------------   -------------   ------------   -------------   -------------
FROM OPERATIONS:
  Net investment income (loss)............  $    18,759,934   $  13,120,662   $  9,454,641   $  33,418,674   $  12,600,377
  Net realized gains (losses) on
    securities and futures................          (81,098)        (77,003)       271,445     (16,710,925)     38,806,405
  Net realized gains (losses) on foreign
    currency transactions.................               --              --             --              --         534,648
  Net change in unrealized appreciation
    (depreciation) on securities and
    futures...............................               --      (5,712,669)    (6,973,210)    (22,172,181)      4,464,554
  Net change in unrealized appreciation
    (depreciation) on translation of
    assets and liabilities in foreign
    currencies............................               --              --             --              --          11,066
                                            ---------------   -------------   ------------   -------------   -------------
  Net increase (decrease) in net assets
    resulting from operations.............       18,678,836       7,330,990      2,752,876      (5,464,432)     56,417,050
                                            ---------------   -------------   ------------   -------------   -------------
FROM CAPITAL TRANSACTIONS:
  Proceeds from capital invested..........    2,447,353,613      97,896,479     95,259,001     279,258,506     164,980,620
  Value of capital withdrawn..............   (2,341,701,375)   (132,784,506)   (81,781,959)   (310,008,160)   (201,809,506)
                                            ---------------   -------------   ------------   -------------   -------------
Net increase (decrease) in net assets
  resulting from capital transactions.....      105,652,238     (34,888,027)    13,477,042     (30,749,654)    (36,828,886)
                                            ---------------   -------------   ------------   -------------   -------------
Net increase (decrease) in net assets.....      124,331,074     (27,557,037)    16,229,918     (36,214,086)     19,588,164
NET ASSETS:
  Beginning of year.......................      292,437,753     227,463,134    158,574,467     551,935,530     505,995,739
                                            ---------------   -------------   ------------   -------------   -------------
  End of year.............................  $   416,768,827   $ 199,906,097   $174,804,385   $ 515,721,444   $ 525,583,903
                                            ===============   =============   ============   =============   =============

---------------
(1) Formerly Government/Corporate Bond

                       See notes to financial statements.

        EQUITY          EQUITY          GROWTH &          EQUITY          SPECIAL        AGGRESSIVE      HIGH YIELD
        INCOME           VALUE           INCOME           GROWTH           EQUITY          EQUITY           BOND
    --------------   -------------   --------------   --------------   --------------   -------------   -------------
    $   25,448,578   $   7,083,256   $      689,241   $    1,116,335   $    1,261,365   $    (666,121)  $   9,510,613
       127,039,697      18,628,659      140,686,075      112,928,394      167,967,618      26,650,206      (6,387,877)
                --              --               --               --               --              --              --
       (38,715,500)    (35,807,019)     152,827,628      214,814,984       70,038,822      65,836,552      (2,312,494)
                --              --               --               --               --              --              --
    --------------   -------------   --------------   --------------   --------------   -------------   -------------
       113,772,775     (10,095,104)     294,202,944      328,859,713      239,267,805      91,820,637         810,242
    --------------   -------------   --------------   --------------   --------------   -------------   -------------
       448,574,397     258,787,553      663,367,352      724,768,783      641,434,602     308,383,031     196,525,358
      (514,820,438)   (244,447,936)    (486,602,314)    (475,207,907)    (633,758,010)   (221,556,953)   (167,216,173)
    --------------   -------------   --------------   --------------   --------------   -------------   -------------
       (66,246,041)     14,339,617      176,765,038      249,560,876        7,676,592      86,826,078      29,309,185
    --------------   -------------   --------------   --------------   --------------   -------------   -------------
        47,526,734       4,244,513      470,967,982      578,420,589      246,944,397     178,646,715      30,119,427
     1,367,107,496     389,859,775      771,268,461      688,448,565      924,089,884      81,327,707      94,870,981
    --------------   -------------   --------------   --------------   --------------   -------------   -------------
    $1,414,634,230   $ 394,104,288   $1,242,236,443   $1,266,869,154   $1,171,034,281   $ 259,974,422   $ 124,990,408
    ==============   =============   ==============   ==============   ==============   =============   =============

     INTERNATIONAL
         EQUITY
     --------------
     $    3,165,100
         26,587,874
         (1,679,242)
        206,238,143
           (518,396)
     --------------
        233,793,479
     --------------
      1,014,210,775
       (975,508,786)
     --------------
         38,701,989
     --------------
        272,495,468
        320,218,173
     --------------
     $  592,713,641
     ==============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                INTERMEDIATE   GOVERNMENT/
                                                   MONEY            HIGH         GOVERNMENT     CORPORATE
                                                  MARKET        QUALITY BOND        BOND           BOND         BALANCED
                                              ---------------   -------------   ------------   ------------   ------------
FROM OPERATIONS:
  Net investment income (loss)..............  $    13,951,164   $  12,701,342   $  7,665,158   $ 27,460,446   $ 14,782,044
  Net realized gains (losses) on
    securities..............................           (8,027)        414,827        855,222      4,853,795     20,266,279
  Net realized gains on foreign currency
    transactions............................               --              --             --             --             --
  Net change in unrealized appreciation
    (depreciation) on securities............               --         727,026        952,909      2,272,504     18,099,702
  Net change in unrealized (depreciation) on
    translation of assets and liabilities in
    foreign currencies......................               --              --             --             --             --
                                              ---------------   -------------   ------------   ------------   ------------
  Net increase in net assets resulting from
    operations..............................       13,943,137      13,843,195      9,473,289     34,586,745     53,148,025
                                              ---------------   -------------   ------------   ------------   ------------
FROM CAPITAL TRANSACTIONS:
  Proceeds from capital invested............    1,190,514,074     102,204,372     87,113,056    251,884,825    182,220,839
  Value of capital withdrawn................   (1,144,331,916)   (106,753,871)   (67,198,275)   (96,168,925)  (124,143,038)
                                              ---------------   -------------   ------------   ------------   ------------
Net increase (decrease) in net assets
  resulting from capital transactions.......       46,182,158      (4,549,499)    19,914,781    155,715,900     58,077,801
                                              ---------------   -------------   ------------   ------------   ------------
Net increase in net assets..................       60,125,295       9,293,696     29,388,070    190,302,645    111,225,826
NET ASSETS:
  Beginning of year.........................      232,312,458     218,169,438    129,186,397    361,632,885    394,769,913
                                              ---------------   -------------   ------------   ------------   ------------
  End of year...............................  $   292,437,753   $ 227,463,134   $158,574,467   $551,935,530   $505,995,739
                                              ===============   =============   ============   ============   ============

                       See notes to financial statements.

        EQUITY          EQUITY         GROWTH &         EQUITY          SPECIAL       AGGRESSIVE     HIGH YIELD    INTERNATIONAL
        INCOME           VALUE          INCOME          GROWTH          EQUITY          EQUITY          BOND          EQUITY
    --------------   -------------   -------------   -------------   -------------   ------------   ------------   -------------
    $   28,947,266   $   5,424,433   $   1,627,245   $   1,181,223   $   1,111,083   $   (149,096)  $  6,685,780   $   2,883,477
       110,650,921      44,679,908      19,534,576      61,370,721      17,684,596      1,181,993       (553,780)     10,177,768
                --              --              --              --              --             --             --         256,147
        19,217,218     (13,627,414)    150,077,114     115,672,317      31,347,149     19,387,276     (5,046,919)     16,727,273
                --              --              --              --              --             --             --      (2,957,713)
    --------------   -------------   -------------   -------------   -------------   ------------   ------------   -------------
       158,815,405      36,476,927     171,238,935     178,224,261      50,142,828     20,420,173      1,085,081      27,086,952
    --------------   -------------   -------------   -------------   -------------   ------------   ------------   -------------
       345,144,527     290,119,254     446,058,507     259,688,127     454,968,479     93,573,841     96,042,481     340,305,978
      (351,923,605)   (171,720,121)   (222,289,389)   (175,776,011)   (324,409,684)   (58,523,957)   (41,956,712)   (252,480,825)
    --------------   -------------   -------------   -------------   -------------   ------------   ------------   -------------
        (6,779,078)    118,399,133     223,769,118      83,912,116     130,558,795     35,049,884     54,085,769      87,825,153
    --------------   -------------   -------------   -------------   -------------   ------------   ------------   -------------
       152,036,327     154,876,060     395,008,053     262,136,377     180,701,623     55,470,057     55,170,850     114,912,105
     1,215,071,169     234,983,715     376,260,408     426,312,188     743,388,261     25,857,650     39,700,131     205,306,068
    --------------   -------------   -------------   -------------   -------------   ------------   ------------   -------------
    $1,367,107,496   $ 389,859,775   $ 771,268,461   $ 688,448,565   $ 924,089,884   $ 81,327,707   $ 94,870,981   $ 320,218,173
    ==============   =============   =============   =============   =============   ============   ============   =============

                             MONEY MARKET PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              COMMERCIAL PAPER -- 86.54%
$14,000,000   American Express Company,
                5.70%, 04/06/00..............  $ 13,787,200
  3,296,000   American General Finance Corp.,
                5.78%, 02/23/00..............     3,267,953
  1,500,000   American Home Products Corp.,
                5.68%, 02/25/00..............     1,486,984
  4,500,000   Aristar, Inc., 6.05%,
                01/28/00.....................     4,479,581
  2,700,000   Aristar, Inc., 6.15%,
                01/31/00.....................     2,686,163
  4,800,000   Aristar, Inc., 6.10%,
                02/04/00.....................     4,772,346
  5,000,000   Bank of New York, 5.76%,
                02/24/00.....................     4,956,800
  8,000,000   Bank One Corp., 5.70%,
                01/31/00.....................     7,962,000
 18,300,000   Chevron Oil Finance Corp.,
                5.00%, 01/05/00..............    18,289,833
 18,000,000   Citicorp, 6.01%, 02/10/00......    17,879,800
  1,760,000   Coca Cola Enterprises, Inc.,
                5.85%, 01/13/00..............     1,756,568
  4,235,000   Coca Cola Enterprises, Inc.,
                5.45%, 02/22/00..............     4,201,661
  2,000,000   Conagra, Inc., 6.37%,
                01/05/00.....................     1,998,584
    615,000   Country Wide Home Loans, 5.25%,
                01/05/00.....................       614,641
  2,700,000   Deere & Company, 6.00%,
                02/08/00.....................     2,682,900
  1,000,000   Disney (Walt) Company, 5.53%,
                06/16/00.....................       974,347
  4,150,000   Dominion Resources, Inc.,
                6.80%, 01/25/00..............     4,131,187
  1,000,000   Enterprise Funding Corp.,
                5.88%, 01/25/00..............       996,080
  5,805,000   Enterprise Funding Corp.,
                5.95%, 01/28/00..............     5,781,014
  8,000,000   Finova Capital Corp., 6.05%,
                02/03/00.....................     7,955,633
 18,700,000   Ford Motor Credit Corp., 6.40%,
                01/19/00.....................    18,640,160
  6,500,000   GE Capital Corp., 6.02%,
                01/28/00.....................     6,470,652
    700,000   GE Capital Corp., 5.71%,
                03/14/00.....................       691,895
 10,000,000   General Electric Company,
                5.76%, 02/18/00..............     9,923,200
  9,000,000   General Motors Acceptance
                Corp., 5.90%, 02/08/00.......     8,943,950
  8,000,000   General Motors Acceptance
                Corp., 5.75%, 02/25/00.......     7,929,722
    315,000   General Motors Corp., 5.75%,
                02/11/00.....................       312,937
  1,200,000   General Motors Corp., 5.75%,
                02/15/00.....................     1,191,375

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              COMMERCIAL PAPER (CONTINUED)
$ 8,800,000   Golden Funding Corp., 7.00%,
                01/27/00.....................  $  8,755,511
  8,225,000   Golden Funding Corp., 5.87%,
                01/28/00.....................     8,188,789
  5,000,000   Heller Financial, 5.95%,
                02/15/00.....................     4,962,813
  2,200,000   Heller International Corp.,
                5.85%, 02/25/00..............     2,180,338
  9,800,000   Heller International Corp.,
                5.95%, 03/09/00..............     9,689,859
  7,700,000   Household International Corp.,
                6.05%, 01/21/00..............     7,674,120
  9,300,000   Household International Corp.,
                6.05%, 02/08/00..............     9,240,609
  4,500,000   International Bank for
                Reconstruction and
                Development, 5.73%,
                10/15/00.....................     4,293,667
  1,100,000   International Bank for
                Reconstruction and
                Development, 5.85%,
                10/15/00.....................     1,048,553
  1,530,000   Johnson Controls, Inc., 5.93%,
                01/27/00.....................     1,523,448
  6,000,000   Lehman Brothers Holdings,
                6.15%, 03/15/00..............     6,003,843
    900,000   MCI Worldcom, Inc., 6.55%,
                01/26/00.....................       895,906
  3,445,000   Merrill Lynch & Company, Inc.,
                5.86%, 01/31/00..............     3,428,177
  5,000,000   Merrill Lynch & Company, Inc.,
                5.94%, 02/28/00..............     4,952,150
  5,150,000   Montauk Funding Corp., 6.25%,
                01/14/00.....................     5,138,377
  6,200,000   Montauk Funding Corp., 5.65%,
                01/18/00.....................     6,183,458
  3,750,000   Nabisco, Inc., 5.25%,
                01/03/00.....................     3,748,906
  5,700,000   Paccar Financial Group, 5.03%,
                02/01/00.....................     5,675,312
  2,600,000   Paccar Financial Group, 5.90%,
                01/28/00.....................     2,588,495
 10,000,000   Quebec Province Canada, 5.79%,
                05/26/00.....................     9,765,183
  8,000,000   Quebec Province Canada, 5.85%,
                06/01/00.....................     7,802,400
 18,000,000   Sears Roebuck & Company, 6.00%,
                02/15/00.....................    17,865,000
 15,087,000   Texaco, Inc., 5.90%,
                01/13/00.....................    15,057,329
  7,000,000   Toronto Dominion Bank, 6.25%,
                01/10/00.....................     6,989,063
    300,000   Trident Capital Finance, Inc.,
                5.96%, 01/19/00..............       299,106

                       See notes to financial statements.

                             MONEY MARKET PORTFOLIO

                               DECEMBER 31, 1999

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              COMMERCIAL PAPER (CONTINUED)
$ 7,100,000   Trident Capital Finance, Inc.,
                6.55%, 01/19/00..............  $  7,076,748
    900,000   Trident Capital Finance, Inc.,
                5.95%, 02/11/00..............       893,901
 15,000,000   Union Bancal Corp., 5.25%,
                05/08/00.....................    15,000,000
 15,000,000   Wells Fargo Company, 5.87%,
                03/03/00.....................    14,848,358
  2,875,000   Windmill Funding Corp., 6.59%,
                01/10/00.....................     2,870,263
    400,000   Windmill Funding Corp., 5.84%,
                01/12/00.....................       399,286
    850,000   Windmill Funding Corp., 5.87%,
                01/12/00.....................       848,476
                                               ------------
              TOTAL COMMERCIAL PAPER
              (Cost $360,652,610)............   360,652,610
                                               ------------
              FEDERAL HOME LOAN BANK -- 3.12%
  8,000,000   5.00%, 02/10/00................     8,000,000
  5,000,000   5.14%, 03/17/00................     5,000,000
                                               ------------
              TOTAL FEDERAL HOME LOAN BANK
              (Cost $13,000,000).............    13,000,000
                                               ------------
              SHORT TERM CORPORATE NOTES -- 9.98%
  1,800,000   Banc One, Floating Rate, 6.40%,
                01/06/00+....................     1,800,000
  4,811,000   Capital One Funding Corp.,
                Floating Rate, 6.40%,
                01/06/00+....................     4,811,000
 10,000,000   Dow Chemical Company, Floating
                Rate, 5.5125%, 03/15/00+.....    10,000,000
  7,000,000   Goldman Sachs Group, Floating
                Rate, 5.40%, 02/25/00+.......     7,000,000

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SHORT TERM CORPORATE NOTES (CONTINUED)
$ 9,000,000   Goldman Sachs Group, Floating
                Rate, 6.2575%, 02/15/00(+).....$  9,000,000
  9,000,000   Lehman Syndicated Loan Fund,
                Floating Rate, 6.6125%,
                03/15/00(+)....................   9,000,000
                                               ------------
              TOTAL SHORT-TERM CORPORATE
              NOTES (Cost $41,611,000).......    41,611,000
                                               ------------
              TOTAL SECURITIES (Cost
              $415,263,610)..................   415,263,610
                                               ------------
              REPURCHASE AGREEMENT -- 0.02%
     78,083   With Investors Bank & Trust,
                dated 12/31/99, 3.06%, due
                01/03/00, repurchase proceeds
                at maturity $78,102
                (Collateralized by Fannie
                Mae, 7.32%, due 08/01/27,
                with a value of $82,047)
                (Cost $78,083)...............        78,083
                                               ------------
              Total Investments -- 99.66%
              (Cost $415,341,693)............   415,341,693
              Other assets less
              liabilities -- 0.34%...........     1,427,134
                                               ------------
              NET ASSETS -- 100.00%..........  $416,768,827
                                               ============
The aggregate cost of securities for federal income tax
purposes at December 31, 1999, is $415,341,693.

---------------
(+) This interest rate is subject to change weekly based on the greater of the 30 day or 90 day Federal composite rate. The rate shown was in effect as of December 31, 1999.

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES -- 90.66%
              AUTOMOBILES -- 2.48%
$ 5,000,000   DaimlerChrysler N.A. Holdings,
                6.59%, 06/18/02..............  $  4,952,355
                                               ------------
              BANKS -- 13.74%
  3,500,000   Bank of America Corp. 10.00%,
                02/01/03.....................     3,783,437
  8,000,000   First Omni Bank, Series 96-A,
                6.65%, 09/15/03..............     7,989,200
  3,750,000   First Union Corp., 8.00%,
                11/15/02.....................     3,826,511
  3,120,000   Midland Bank PLC, 8.625%,
                12/15/04.....................     3,238,691
  2,000,000   RBSG Capital Corp., 10.125%,
                03/01/04.....................     2,182,180
  1,810,338   Union Acceptance Corp., 6.40%,
                10/10/02.....................     1,807,586
  4,700,000   Union Acceptance Corp., 5.57%,
                09/08/03.....................     4,635,845
                                               ------------
              TOTAL BANKS....................    27,463,450
                                               ------------
              BROKERAGE -- 10.95%
  5,000,000   Bear Stearns & Company, 6.45%,
                08/01/02.....................     4,907,090
  1,500,000   Bear Stearns & Company, 6.125%,
                02/01/03.....................     1,447,559
  7,000,000   Lehman Brothers Holdings Inc.,
                6.00%, 02/26/01..............     6,912,941
  5,000,000   Merrill Lynch & Company, 5.75%,
                11/04/02.....................     4,844,760
  4,000,000   Morgan Stanley Dean Witter &
                Company, 5.625%, 01/20/04....     3,776,340
                                               ------------
              TOTAL BROKERAGE................    21,888,690
                                               ------------
              FINANCE -- 17.69%
  1,000,000   Abbey National First Capital,
                8.20%, 10/15/04..............     1,024,613
  2,000,000   Associates Corp. N.A., 6.15%,
                01/13/03.....................     1,952,962
  3,170,000   Associates Corp. N.A., 6.01%,
                02/07/03.....................     3,080,993
  4,400,000   Associates Corp. N.A., 7.80%,
                09/15/04.....................     4,510,475
    855,577   Copelco Capital Funding Corp.
                II, 6.34%, 07/20/04..........       854,713
  5,000,000   Florida Windstorm Underwriting,
                6.50%, 08/25/02..............     4,864,645
  2,000,000   Freddie Mac, 6.25%, 10/15/02...     1,979,330
  5,000,000   General Motors Acceptance
                Corp., 5.40%, 04/09/01.......     4,923,950
  5,000,000   International Lease Finance,
                5.45%, 02/08/02..............     4,862,290

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              FINANCE (CONTINUED)
$ 5,000,000   Norwest Financial, Inc.,
                6.375%, 7/16/02..............  $  4,907,775
    856,081   Textron Financial Corp., 6.05%,
                03/16/09.....................       853,170
  1,453,233   Travelers Mortgage, 12.00%,
                03/01/14.....................     1,555,337
                                               ------------
              TOTAL FINANCE..................    35,370,253
                                               ------------
              PRIVATE ASSET BACKED: BANKS -- 2.47%
  1,244,138   Banc One Auto Grantor Trust,
                6.27%, 11/20/03..............     1,241,090
  3,434,611   Banc One Auto Grantor Trust,
                6.29%, 07/20/04..............     3,416,339
    281,782   Western Finance Grantor Trust,
                5.875%, 03/01/02.............       281,447
                                               ------------
              TOTAL PRIVATE ASSET BACKED:
              BANKS..........................     4,938,876
                                               ------------
              PRIVATE ASSET BACKED: CREDIT CARDS -- 10.05%
  3,900,000   Dayton Hudson Credit Card
                Master Trust, Series 97-1A,
                6.25%, 08/25/05..............     3,832,296
  4,000,000   Discover Card Master Trust I,
                Series 98-6A, 5.85%,
                01/17/06.....................     3,856,800
  6,000,000   Proffitt's Credit Card Master
                Trust, Series 98-2A, 6.00%,
                09/15/04.....................     5,926,020
  5,000,000   Sears Credit Account Master
                Trust, Series 96-1A, 6.20%,
                02/16/06.....................     4,966,950
  1,500,000   Sears Credit Account Master
                Trust, 7.00%, 07/16/08.......     1,505,145
                                               ------------
              TOTAL PRIVATE ASSET BACKED:
              CREDIT CARDS...................    20,087,211
                                               ------------
              PRIVATE ASSET BACKED: FINANCE -- 7.02%
  5,000,000   Caterpillar Financial Asset
                Trust, 6.20%, 04/25/04 (a)...     4,938,750
    726,272   Chase Manhattan Grantor Trust,
                6.61%, 09/15/02..............       727,260
  2,472,163   Navistar Financial Corp.,
                Series 98-A, Class A, 5.94%,
                11/15/04.....................     2,451,768
    412,359   Pemex Exp Grantor Trust, 7.66%,
                08/15/01.....................       416,903
  1,337,051   USAA Auto Loan Grantor Trust,
                6.00%, 05/15/04..............     1,330,847
  4,204,185   USAA Auto Loan Grantor Trust,
                6.10%, 02/15/06..............     4,171,340
                                               ------------
              TOTAL PRIVATE ASSET BACKED:
              FINANCE........................    14,036,868
                                               ------------

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 1999

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: OTHER -- 2.74%
$ 3,500,000   Midstate Trust, Series 2-A4,
                9.625%, 04/01/03.............  $  3,610,145
  1,871,316   New York City Tax Lien Trust,
                Series 98-1C, 6.12%,
                07/25/06.....................     1,864,766
                                               ------------
              TOTAL PRIVATE ASSET BACKED:
              OTHER..........................     5,474,911
                                               ------------
              PRIVATE ASSET BACKED: PHARMACEUTICALS --1.49%
  2,849,891   Upjohn Company, 9.79%,
                02/01/04.....................     2,973,377
                                               ------------
              PRIVATE ASSET BACKED: RECEIVABLES -- 14.78%
    858,702   Capital Equipment Receivable
                Trust, Series 96-1, 6.28%,
                06/15/00.....................       858,702
    570,987   Chevy Chase Auto Receivable
                Trust, 6.60%, 12/15/02.......       571,815
  6,729,000   Compass Auto Receivables Trust,
                Series 1998-A3, 5.90%,
                05/15/04.....................     6,688,087
  3,000,000   EAB Lease Receivables Trust,
                5.66%, 09/15/02..............     2,962,500
  5,000,000   First Sierra Receivables,
                5.73%, 07/15/04..............     4,833,850
  1,234,669   First Sierra Receivables II,
                6.85%, 02/10/03..............     1,235,397
    542,080   Heller Equipment Asset
                Receivables Trust, Series
                1997-1, Class A2, 6.39%,
                05/25/05.....................       538,974
  6,989,187   Newcourt Receivables Asset
                Trust, Series 1997-1, Class
                A4, 6.193%, 05/20/05.........     6,945,365
  5,000,000   Textron Financial Corp.
                Receivable Trust, Series
                1998-A, Class A2, 5.89%,
                01/15/05.....................     4,913,700
                                               ------------
              TOTAL PRIVATE ASSET BACKED:
              RECEIVABLES....................    29,548,390
                                               ------------
              PRIVATE ASSET BACKED: RETAIL -- 2.37%
  4,000,000   John Deere Capital Corp.,
                6.90%, 10/18/02..............     3,967,760
    774,496   Premier Auto Trust, 6.40%,
                10/06/01.....................       775,038
                                               ------------
              TOTAL PRIVATE ASSET BACKED:
              RETAIL.........................     4,742,798
                                               ------------
              PRIVATE ASSET BACKED:
              TRANSPORTATION -- 3.58%
  7,083,050   Railcar Trust, 7.75%,
                06/01/04.....................     7,151,047
                                               ------------
              REAL ESTATE -- 1.30%
  2,000,000   Camden Property Trust, 7.23%,
                10/30/00.....................     1,997,000
    367,229   Merrill Lynch Mortgage
                Investors, Inc., 10.35%,
                05/15/09.....................       374,761

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              REAL ESTATE (CONTINUED)
$   232,000   Merrill Lynch Mortgage
                Investors, Inc., 9.40%,
                09/15/09.....................  $    237,100
                                               ------------
              TOTAL REAL ESTATE..............     2,608,861
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
              (Cost $184,960,190)............   181,237,087
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 1.34%
              FANNIE MAE -- 0.04%
      2,891   PL# 6346, 6.75%, 02/01/03......         2,897
     74,873   PL# 137455, 7.00%, 04/01/04....        72,413
                                               ------------
              TOTAL FANNIE MAE...............        75,310
                                               ------------
              FREDDIE MAC -- 0.63%
    637,953   PL# 850082, 9.00%, 10/01/05....       649,827
     60,202   REMIC, Series MH-1, 10.15%,
                04/15/06.....................        60,575
    352,744   PL# D06777, 7.50%, 03/01/08....       356,534
    195,680   PL# 306816, 7.00%, 01/01/18....       195,501
                                               ------------
              TOTAL FREDDIE MAC..............     1,262,437
                                               ------------
              RESOLUTION TRUST CORP. -- 0.67%
  1,339,531   Resolution Trust Corp., 7.946%,
                08/25/21.....................     1,334,147
                                               ------------
              TOTAL US GOVERNMENT AGENCY
              SECURITIES (Cost $2,700,525)...     2,671,894
                                               ------------
              FOREIGN GOVERNMENT OBLIGATION -- 2.47%
  5,000,000   Hydro Quebec, 6.36%, 01/15/02
                (Cost $5,038,397)............     4,929,805
                                               ------------
  SHARES
  ------
              REGULATED INVESTMENT COMPANIES -- 1.59%
    251,216   Janus Money Market Fund(b).....       251,216
  2,927,478   Merrimac Cash Fund -- Premium
                Class(b).....................     2,927,478
                                               ------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost $3,178,694)....     3,178,694
                                               ------------
 PRINCIPAL
 ---------
              CERTIFICATES OF DEPOSIT -- 0.27%
$    62,804   American Express Centurion
                Bank, 6.15%, 01/26/00(b).....        62,804
    141,309   Den Danske Bank, 6.39%,
                01/20/00(b)..................       141,309
    141,309   Den Danske Bank, 6.41%,
                01/27/00(b)..................       141,309
     62,804   Royal Bank Of Scotland, 6.15%,
                01/20/00(b)..................        62,804

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 1999

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CERTIFICATES OF DEPOSIT (CONTINUED)
$   141,309   Royal Bank Of Scotland, 6.31%,
                01/27/00(b)..................  $    141,309
                                               ------------
              TOTAL CERTIFICATES OF DEPOSITS
              (Cost $549,535)................       549,535
                                               ------------
              TIME DEPOSITS -- 0.19%
    371,771   BankBoston, N.A., 4.68%,
                01/03/00(b) (Cost
                $371,771)....................       371,771
                                               ------------
              SHORT TERM CORPORATE NOTES -- 0.50%
  1,000,000   Prudential Securities, Inc.,
                4.85%(++), 03/10/00(b) (Cost
                $1,000,000)..................     1,000,000
                                               ------------
              TOTAL SECURITIES (Cost
              $197,799,112)..................   193,938,786
                                               ------------
              REPURCHASE AGREEMENT -- 4.44%
  8,884,965   With Morgan Stanley Dean Witter
                & Company, dated 12/31/99,
                2.03%, due 01/03/00,
                repurchase proceeds at
                maturity $8,886,468
                (Collateralized by U.S.
                Treasury Notes, 7.25% due
                05/15/04, with a value of
                $9,072,454) (Cost
                $8,884,965)..................     8,884,965
                                               ------------
              Total Investments -- 101.46%
              (Cost $206,684,077)............   202,823,751
              Liabilities less other
              assets -- (1.46%)..............    (2,917,654)
                                               ------------
              NET ASSETS -- 100.00%..........  $199,906,097
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 1999 is $206,684,077.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation.........  $    133,508
    Gross unrealized depreciation.........    (3,993,834)
                                            ------------
    Net unrealized depreciation...........  $ (3,860,326)
                                            ============

---------------

(a)   All or part of this security is on loan.
(b)   Collateral for securities on loan.
(++) This interest rate is subject to change monthly based on the London Interbank Offered Rate
      ("LIBOR"). The rate shown was in effect at December
      31, 1999.

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US TREASURY NOTES -- 29.27%
$ 2,500,000   8.875%, 05/15/00(a)............  $  2,532,813
 31,000,000   6.25%, 01/31/02(a).............    31,000,000
  5,000,000   5.625%, 12/31/02...............     4,904,690
 11,000,000   6.50%, 10/15/06................    10,969,068
  2,000,000   4.75%, 11/15/08(a).............     1,764,376
                                               ------------
              TOTAL US TREASURY NOTES
              (Cost $52,945,531).............    51,170,947
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 64.24%
              FANNIE MAE -- 7.82%
  2,000,000   CMO, Series 94-75, 7.00%,
                01/25/03.....................     1,986,740
  2,000,000   5.75%, 04/15/03................     1,941,808
  3,000,000   5.125%, 02/13/04...............     2,814,837
  2,000,000   5.875%, 04/23/04...............     1,921,000
  5,000,000   Series 96-M7, Class B, 6.8654%,
                06/17/11.....................     4,999,250
                                               ------------
              TOTAL FANNIE MAE...............    13,663,635
                                               ------------
              FEDERAL HOME LOAN BANK -- 7.88%
  5,000,000   7.39%, 08/22/01................     5,063,235
  4,000,000   4.875%, 01/22/02...............     3,869,968
  3,000,000   5.125%, 02/26/02...............     2,912,508
  2,000,000   5.50%, 01/21/03................     1,934,710
                                               ------------
              TOTAL FEDERAL HOME LOAN BANK...    13,780,421
                                               ------------
              FREDDIE MAC -- 13.03%
  7,000,000   6.00%, 07/20/01................     6,936,496
  7,000,000   6.30%, 06/01/04(a).............     6,786,017
  3,000,000   CMO, Series 1574, 6.50%,
                02/15/21.....................     2,947,080
  5,300,000   CMO, Series 1500, 7.00%,
                06/15/22.....................     5,073,743
    462,741   CMO, Series 31, Floating Rate,
                6.90%(++), 08/25/23..........       462,721
    574,131   CMO, Series 1710, Floating
                Rate, 7.00%(++), 02/15/24....       574,499
                                               ------------
              TOTAL FREDDIE MAC..............    22,780,556
                                               ------------
              GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION -- 16.01%
      3,134   PL# 209631, 7.50%, 04/15/02....         3,172
     13,569   PL# 328000, 7.50%, 06/15/07....        13,787
      6,415   PL# 328084, 7.50%, 07/15/07....         6,518
     10,021   PL# 335542, 7.50%, 08/15/07....        10,182
     85,322   PL# 335995, 7.50%, 08/15/07....        86,692
     29,131   PL# 322072, 7.50%, 08/15/07....        29,599

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES
              (CONTINUED)
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
              (CONTINUED)
$   118,801   PL# 323189, 7.50%, 08/15/07....  $    120,709
    149,786   PL# 328188, 7.50%, 08/15/07....       152,192
    209,121   PL# 328192, 7.50%, 08/15/07....       212,480
     53,164   PL# 328200, 7.50%, 08/15/07....        54,018
    253,750   PL# 329060, 7.50%, 08/15/07....       257,826
    222,471   PL# 332267, 7.50%, 08/15/07....       226,044
     51,700   PL# 333320, 7.50%, 09/15/07....        52,531
    141,722   PL# 333709, 7.50%, 09/15/07....       143,998
    257,281   PL# 297619, 7.50%, 09/15/07....       261,413
    203,026   PL# 332704, 7.50%, 09/15/07....       206,287
    154,598   PL# 369749, 6.50%, 09/15/08....       149,960
    210,671   PL# 345975, 6.50%, 10/15/08....       204,351
    503,069   PL# 374726, 6.50%, 10/15/08....       487,977
    164,179   PL# 345973, 6.50%, 11/15/08....       159,254
     97,944   PL# 363874, 6.50%, 11/15/08....        95,006
    337,897   PL# 370448, 6.50%, 11/15/08....       327,760
    404,590   PL# 371094, 6.50%, 11/15/08....       392,453
    240,818   PL# 366531, 6.50%, 11/15/08....       233,594
  3,628,264   PL# 2483, 7.00%, 09/20/27......     3,496,028
 12,654,494   PL# 2631, 7.00%, 08/20/28......    12,193,288
  8,724,799   PL# 2645, 7.00%, 09/20/28......     8,406,815
                                               ------------
              TOTAL GOVERNMENT NATIONAL
              MORTGAGE ASSOCIATION...........    27,983,934
                                               ------------
              US TREASURY INFLATION INDEX -- 5.67%
 10,000,000   3.625%, 01/15/08...............     9,916,192
                                               ------------
              HOUSING AND URBAN DEVELOPMENT -- 2.83%
  5,000,000   6.23%, 08/01/02................     4,952,715
                                               ------------
              TENNESSEE VALLEY AUTHORITY -- 2.91%
  2,500,000   6.375%, 06/15/05...............     2,409,170
  3,000,000   5.375%, 11/13/08...............     2,673,531
                                               ------------
              TOTAL TENNESSEE VALLEY
                AUTHORITY....................     5,082,701
                                               ------------
              US GOVERNMENT GUARANTEED BOND -- 8.09%
  4,495,210   6.12%, 04/01/08................     4,312,030
 10,000,000   7.05%, 11/15/13................     9,836,200
                                               ------------
              TOTAL US GOVERNMENT GUARANTEED
              BOND...........................    14,148,230
                                               ------------
              TOTAL US GOVERNMENT AGENCY
              SECURITIES (Cost
              $115,477,309)..................   112,308,384
                                               ------------

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                               DECEMBER 31, 1999

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SHORT TERM US GOVERNMENT AGENCY SECURITIES --
              5.10%
              FANNIE MAE -- 1.49%
$ 2,600,000   3.50%, 01/05/00................  $  2,598,989
                                               ------------
              FEDERAL HOME LOAN BANK -- 3.61%
  6,400,000   5.77%, 03/24/00................     6,314,860
                                               ------------
              TOTAL SHORT TERM US GOVERNMENT
              AGENCY SECURITIES (Cost
              $8,913,849)....................     8,913,849
                                               ------------
              CERTIFICATES OF DEPOSIT --2.29%
    456,608   American Express Centurion
                Bank, 6.15%, 01/26/00(b).....       456,608
  1,027,367   Den Danske Bank, 6.39%,
                01/20/00(b)..................     1,027,367
  1,027,367   Den Danske Bank, 6.41%,
                01/27/00(b)..................     1,027,367
    456,608   Royal Bank of Scotland, 6.15%,
                01/20/00(b)..................       456,608
  1,027,367   Royal Bank of Scotland, 6.31%,
                01/27/00(b)..................     1,027,367
                                               ------------
              TOTAL CERTIFICATES OF DEPOSIT
              (Cost $3,995,317)..............     3,995,317
                                               ------------
              SHORT TERM CORPORATE NOTES -- 12.59%
  5,000,000   Goldman Sachs & Company,
                Floating Rate, 6.44625%(++),
                02/04/00(b)..................     5,000,000
  5,000,000   JP Morgan Securities, Inc.,
                Floating Rate, 4.605%(++),
                07/07/00(b)..................     5,000,000
  2,000,000   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                4.60%(++), 01/11/00(b).......     2,000,000
 10,000,000   Prudential Securities, Inc.,
                Floating Rate, 4.85%(++),
                03/10/00(b)..................    10,000,000
                                               ------------
              TOTAL SHORT TERM CORPORATE
                NOTES
              (Cost $22,000,000).............    22,000,000
                                               ------------
  SHARES
  ------
              REGULATED INVESTMENT COMPANIES -- 0.57%
    826,431   Janus Money Market Fund(b).....       826,431
    166,076   Merrimac Cash Fund -- Premium
                Class(b).....................       166,076
                                               ------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost $992,507)......       992,507
                                               ------------
 PRINCIPAL                                        VALUE
 ---------                                     ------------
              TIME DEPOSIT -- 5.77 %
$10,091,051   BankBoston N.A., 4.68%,
                01/03/00(b) (Cost
                $10,091,051).................  $ 10,091,051
                                               ------------
              TOTAL SECURITIES
              (Cost $214,415,564)............   209,472,055
                                               ------------
              REPURCHASE AGREEMENT -- 0.04%
     63,303   With Investors Bank & Trust,
                dated 12/31/99, 3.06%, due
                01/03/00, repurchase proceeds
                at maturity $63,319
                (Collateralized by Government
                National Mortgage
                Association, 6.75%, due
                07/20/25, with a value of
                $66,663) (Cost $63,303)......        63,303
                                               ------------
              Total Investments -- 119.87%
              (Cost $214,478,867)............   209,535,358
              Liabilities less other
              assets -- (19.87%).............   (34,730,973)
                                               ------------
              NET ASSETS -- 100.00%..........  $174,804,385
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 1999 is $214,478,867.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation.........  $     92,888
    Gross unrealized depreciation.........    (5,036,397)
                                            ------------
    Net unrealized depreciation...........  $ (4,943,509)
                                            ============

---------------

(a)   All or part of this security is on loan.
(b)   Collateral for securities on loan.
(++) This interest rate is subject to change monthly based on the London Interbank Offered Rate
      ("LIBOR"). The rate shown was in effect at December
      31, 1999.

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              US TREASURY SECURITIES -- 39.70%
              US TREASURY NOTES -- 35.90%
$95,000,000   6.25%, 08/31/00(a)............  $  95,207,860
 30,000,000   5.50%, 12/31/00(a)............     29,821,890
 40,000,000   6.125%, 12/31/01(a)...........     39,912,520
 11,000,000   5.75%, 08/15/03(a)............     10,769,693
 10,000,000   5.625%, 05/15/08..............      9,406,250
                                              -------------
              TOTAL US TREASURY NOTES.......    185,118,213
                                              -------------
              US TREASURY STRIPS -- 0.23%
  4,900,000   0.00%, 08/15/20...............      1,214,901
                                              -------------
              US TREASURY BOND -- 3.57%
 19,300,000   6.125%, 08/15/29..............     18,401,353
                                              -------------
              TOTAL US TREASURY SECURITIES
              (Cost $206,157,705)...........    204,734,467
                                              -------------
              US GOVERNMENT AGENCY SECURITIES -- 53.53%
              FEDERAL HOME LOAN BANK -- 2.06%
 11,000,000   4.875%, 01/22/02..............     10,642,412
                                              -------------
              FANNIE MAE -- 18.52%
 25,000,000   6.00%, 01/01/15...............     23,726,563
 25,000,000   6.00%, 01/01/30...............     22,871,094
 25,000,000   7.00%, 01/01/30...............     24,175,781
 25,000,000   7.50%, 01/01/30...............     24,730,469
                                              -------------
              TOTAL FANNIE MAE..............     95,503,907
                                              -------------
              FREDDIE MAC -- 12.84%
 14,000,000   6.30%, 06/01/04(a)............     13,572,034
  1,452,815   Series 1377, Floating Rate,
                7.00%, 09/15/07(++).........      1,464,147
 29,810,000   6.625%, 09/15/09..............     28,878,527
  4,000,000   Series 1666, Class E, 6.00%,
                12/15/19....................      3,919,120
  1,388,223   Series 31, Floating Rate,
                6.90%, 08/25/23(++).........      1,388,162
 18,000,000   6.75%, 09/15/29...............     17,011,800
                                              -------------
              TOTAL FREDDIE MAC.............     66,233,790
                                              -------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION --
              19.59%
 26,405,710   PL# 2631, 7.00%, 08/20/28.....     25,443,328
  3,489,920   PL# 2645, 7.00%, 09/20/28.....      3,362,726
 50,000,000   6.50%, 01/15/30...............     46,945,313
 25,000,000   8.00%, 01/15/30...............     25,253,906
                                              -------------
              TOTAL GOVERNMENT NATIONAL
              MORTGAGE ASSOCIATION..........    101,005,273
                                              -------------

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              TENNESSEE VALLEY AUTHORITY -- 0.52%
$ 3,000,000   5.375%, 11/13/08..............  $   2,673,531
                                              -------------
              TOTAL US GOVERNMENT AGENCY
              SECURITIES (Cost
              $281,092,517).................    276,058,913
                                              -------------
              CORPORATE BONDS & NOTES -- 28.55%
              AEROSPACE -- 1.84%
  1,000,000   AMR Corp., 9.82%, 10/25/11....      1,128,670
  8,000,000   AMR Corp., 9.00%, 08/01/12....      8,365,608
                                              -------------
              TOTAL AEROSPACE...............      9,494,278
                                              -------------
              BANKS -- 5.20%
 10,000,000   Bank of America Corp., 6.625%,
                06/15/04....................      9,772,270
  7,000,000   Inter-American Development
                Bank, 8.875%, 08/22/01......      7,240,758
 10,000,000   Wells Fargo Company, 6.625%,
                07/15/04....................      9,780,850
                                              -------------
              TOTAL BANKS...................     26,793,878
                                              -------------
              COMPUTER SOFTWARE AND SERVICES -- 1.74%
  9,000,000   Sun Microsystems, Inc., 7.35%,
                08/15/04....................      8,964,981
                                              -------------
              COMPUTERS AND OFFICE EQUIPMENT -- 1.53%
  9,000,000   International Business
                Machines Corp., 5.375%,
                02/01/09....................      7,898,580
                                              -------------
              ELECTRIC -- INTEGRATED -- 1.91%
  5,000,000   Edison Mission Energy -- 144A,
                7.73%, 06/15/09.............      4,961,270
  5,000,000   Texas Utilities Electric
                Company, 7.17%, 08/01/07....      4,880,365
                                              -------------
              TOTAL ELECTRIC --INTEGRATED...      9,841,635
                                              -------------
              FINANCE -- 7.24%
 10,000,000   Associates Corp. N.A., 6.25%,
                11/01/08....................      9,213,440
 10,000,000   General Motors Acceptance
                Corp., 6.625%, 10/15/05.....      9,621,720
 10,070,000   General Motors Acceptance
                Corp., 6.175%, 05/15/33.....      9,161,283
 10,000,000   Goldman Sachs & Company,
                6.65%, 05/15/09.............      9,315,900
                                              -------------
              TOTAL FINANCE.................     37,312,343
                                              -------------
              FOOD AND BEVERAGE -- 0.95%
  5,000,000   Diageo Capital PLC, 6.625%,
                06/24/04....................      4,892,680
                                              -------------

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 1999

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS & NOTES (CONTINUED)
              MEDIA -- 1.96%
$10,000,000   Time Warner, Inc., 7.75%,
                06/15/05....................  $  10,133,280
                                              -------------
              SPECIAL PURPOSE ENTITY -- 1.65%
  8,500,000   US West Capital Funding --
                144A, Floating Rate, 6.57%,
                06/15/00(++)................      8,497,136
                                              -------------
              TELECOMMUNICATIONS -- 1.92%
 10,000,000   AT&T Corp., 6.50%, 09/15/02...      9,912,500
                                              -------------
              TOBACCO -- 0.72%
  4,000,000   Universal Corp., 6.50%,
                02/15/06....................      3,731,516
                                              -------------
              TRANSPORTATION -- 1.89%
 10,000,000   Norfolk Southern Corp., 7.70%,
                05/15/17....................      9,763,730
                                              -------------
              TOTAL CORPORATE BONDS & NOTES
              (Cost $149,836,220)...........    147,236,537
                                              -------------
              FOREIGN GOVERNMENT OBLIGATION -- 0.98%
  5,000,000   Province of Ontario, 7.375%,
                01/27/03 (Cost
                $5,108,100).................      5,053,000
                                              -------------
              SHORT TERM US GOVERNMENT AGENCY
              SECURITIES -- 10.91%
              FANNIE MAE -- 5.73%
 30,000,000   5.54%, 02/08/00...............     29,552,183
                                              -------------
              FREDDIE MAC -- 5.18%
  6,000,000   5.54%, 01/13/00...............      5,908,590
 11,000,000   5.60%, 02/15/00...............     10,883,644
 10,000,000   5.42%, 02/25/00...............      9,914,183
                                              -------------
              TOTAL FREDDIE MAC.............     26,706,417
                                              -------------
              TOTAL SHORT TERM US GOVERNMENT
              AGENCY SECURITIES (Cost
              $56,258,601)..................     56,258,600
                                              -------------
  SHARES
  ------
              REGULATED INVESTMENT COMPANIES -- 7.32%
 11,772,657   Janus Money Market Fund(b)....     11,772,657
 25,993,451   Merrimac Cash Fund -- Premium
                Class(b)....................     25,993,451
                                              -------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost
              $37,766,108)..................     37,766,108
                                              -------------
 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CERTIFICATES OF DEPOSIT -- 14.37%
$   503,414   American Express Centurion
                Bank, 6.15%, 01/26/00(b)....  $     503,414
 38,876,479   Bank of Nova Scotia, 6.05%,
                01/26/00(b).................     38,876,479
  1,132,684   Den Danske Bank, 6.39%,
                01/20/00(b).................      1,132,684
  1,132,684   Den Danske Bank, 6.41%,
                01/27/00(b).................      1,132,684
    503,414   Royal Bank of Scotland, 6.15%,
                01/20/00(b).................        503,414
  1,132,684   Royal Bank of Scotland, 6.31%,
                01/27/00(b).................      1,132,684
 30,835,992   Toronto Dominion Bank, 6.40%,
                02/24/00(b).................     30,835,992
                                              -------------
              TOTAL CERTIFICATES OF DEPOSIT
              (Cost $74,117,351)............     74,117,351
                                              -------------
              TIME DEPOSIT -- 0.33%
  1,712,666   BankBoston N.A., 4.68%,
                01/03/00(b) (Cost
                $1,712,666).................      1,712,666
                                              -------------
              SHORT TERM CORPORATE NOTES -- 12.51%
 25,000,000   Bear Stearns & Company,
                Floating Rate, 4.75%(++),
                06/26/00(b).................     25,000,000
 15,000,000   Goldman Sachs & Company,
                Floating Rate, 4.75%(++),
                01/03/00(b).................     15,000,000
  7,000,000   JP Morgan Securities, Inc.,
                Floating Rate, 4.605%(++),
                07/07/00(b).................      7,000,000
 17,500,000   Prudential Securities, Inc.,
                Floating Rate, 4.85%(++),
                03/10/00(b).................     17,500,000
                                              -------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $64,500,000)......     64,500,000
                                              -------------
              TOTAL SECURITIES (Cost
              $876,549,268).................    867,437,642
                                              -------------

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 1999

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              REPURCHASE AGREEMENT -- 1.44%
$ 7,418,922   With Investors Bank & Trust
                dated 12/31/99, 3.06%, due
                01/03/00, repurchase
                proceeds at maturity
                $7,420,814 (Collateralized
                by Freddie Mac, 7.25%,
                04/25/24, with a value of
                $5,091,116, and Fannie Mae
                Adjustable Rate Mortgage,
                7.238%, 08/01/27, with a
                value of $2,699,532) (Cost
                $7,418,922).................  $   7,418,922
                                              -------------
              Total Investments -- 169.64%
              (Cost $883,968,190)...........    874,856,564
              Liabilities less other
              assets -- (69.64)%............   (359,135,120)
                                              -------------
              NET ASSETS -- 100.00%.........  $ 515,721,444
                                              =============


The aggregate cost of securities for federal income tax
purposes at December 31, 1999, is $884,547,998.
The following amount is based on cost for federal income
tax purposes:
    Gross unrealized appreciation.........  $     149,692
    Gross unrealized depreciation.........     (9,841,126)
                                            -------------
    Net unrealized depreciation...........  $  (9,691,434)
                                            =============

---------------
(a)  All or part of this security is on loan.
(b)  Collateral for securities on loan.
(c)  Non-income producing security.
(++) This interest rate is subject to change monthly based on the London
     Interbank Offered Rate ("LIBOR"). The rate shown was in effect at December 31, 1999.

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK -- 61.18%
              ADVERTISING -- 0.18%
      7,600   Interpublic Group of Companies,
                Inc. ........................  $    438,425
      4,800   Omnicom Group, Inc. ...........       480,000
                                               ------------
              TOTAL ADVERTISING..............       918,425
                                               ------------
              AEROSPACE -- 0.62%
     41,000   Boeing Company.................     1,704,063
      4,600   General Dynamics Corp. ........       242,650
      1,700   Goodrich (B.F.) Company........        46,750
      2,000   Northrop Grumman Corp. ........       108,125
      2,700   Raytheon Company -- Class B....        71,719
     17,000   United Technologies Corp. .....     1,105,000
                                               ------------
              TOTAL AEROSPACE................     3,278,307
                                               ------------
              AGRICULTURE EQUIPMENT -- 0.05%
      6,600   Deere & Company................       286,275
                                               ------------
              AIRLINES -- 0.04%
     13,600   Southwest Airlines Company.....       220,150
                                               ------------
              APPAREL -- 0.07%
      1,500   Liz Claiborne, Inc. ...........        56,437
      1,000   Russell Corp. .................        16,750
        300   Springs Industries, Inc. ......        11,981
      8,300   TJX Companies, Inc. ...........       169,631
      2,900   V. F. Corp.....................        87,000
                                               ------------
              TOTAL APPAREL..................       341,799
                                               ------------
              AUTOMOBILES: CARS -- 0.54%
     29,900   Ford Motor Company.............     1,597,781
     17,200   General Motors Corp. ..........     1,250,225
                                               ------------
              TOTAL AUTOMOBILES: CARS........     2,848,006
                                               ------------
              AUTOMOBILES: TRUCKS -- 0.06%
        200   NACCO Industries,
                Inc. -- Class A..............        11,112
      3,500   Navistar International
                Corp.(c).....................       165,813
      3,300   PACCAR, Inc. ..................       146,231
                                               ------------
              TOTAL AUTOMOBILES: TRUCKS......       323,156
                                               ------------
              AUTOMOTIVE EQUIPMENT -- 0.29%
      4,200   Autozone, Inc.(a)(c)...........       135,712
      1,000   Cummins Engine Company,
                Inc. ........................        48,313
      4,800   Dana Corp. ....................       143,700
     20,793   Delphi Automotive Systems
                Corp. .......................       327,490
      5,600   Genuine Parts Company..........       138,950
      2,600   Johnson Controls, Inc. ........       147,875

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              AUTOMOTIVE EQUIPMENT (CONTINUED)
      6,400   Teradyne, Inc.(c)..............  $    422,400
      2,900   TRW, Inc. .....................       150,619
                                               ------------
              TOTAL AUTOMOTIVE EQUIPMENT.....     1,515,059
                                               ------------
              BANKS -- 2.75%
      5,300   AmSouth Bancorporation.........       102,356
     46,000   Bank of America Corp. .........     2,308,625
     20,400   Bank of New York Company,
                Inc. ........................       816,000
     16,700   Bank One Corp. ................       535,444
      9,600   BB&T Corp. ....................       262,800
     22,200   Chase Manhattan Corp. .........     1,724,662
      4,800   Comerica, Inc. ................       224,100
      8,300   Fifth Third Bancorp............       609,013
     26,345   Firstar Corp. .................       556,538
     27,756   Fleet Boston Financial
                Corp. .......................       966,256
      4,800   Golden West Financial Corp. ...       160,800
      7,150   Huntington Bancshares, Inc. ...       170,706
      6,000   Keycorp........................       132,750
     14,600   Mellon Bank Corp. .............       497,312
      5,000   J.P. Morgan & Company..........       633,125
      6,000   Northern Trust Corp. ..........       318,000
      7,900   PNC Bank Corp. ................       351,550
      2,500   Regions Financial Corp. .......        62,812
      5,100   SouthTrust Corp. ..............       192,844
      4,300   State Street Corp. ............       314,169
      5,400   Summit Bancorp.................       165,375
      7,700   SunTrust Banks, Inc. ..........       529,856
      8,400   Synovus Financial Corp. .......       166,950
      1,700   Union Planters Corp. ..........        67,044
      5,400   Wachovia Corp. ................       367,200
     15,900   Washington Mutual, Inc. .......       413,400
     44,200   Wells Fargo Company............     1,787,337
                                               ------------
              TOTAL BANKS....................    14,437,024
                                               ------------
              BUILDING MATERIALS -- 1.27%
     79,950   Home Depot, Inc. ..............     5,481,572
     16,900   Lowe's Companies, Inc. ........     1,009,775
      6,000   Masco Corp. ...................       152,250
      2,100   Owens Corning..................        40,556
                                               ------------
              TOTAL BUILDING MATERIALS.......     6,684,153
                                               ------------
              CHEMICALS -- 0.76%
      6,700   Air Products and Chemicals,
                Inc. ........................       224,869
      5,800   Dow Chemicals Company..........       775,025
     28,100   du Pont (E. I.) de Nemours.....     1,851,087

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 1999

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              CHEMICALS (CONTINUED)
      3,300   Engelhard Corp. ...............  $     62,287
      1,000   FMC Corp.(c)...................        57,313
      2,000   Grace (W.R.) & Company(c)......        27,750
      1,800   Great Lakes Chemical Corp. ....        68,738
      3,000   Hercules, Inc. ................        83,625
      3,000   International Flavors &
                Fragrances, Inc. ............       113,250
      4,600   Praxair, Inc. .................       231,438
      5,264   Rohm and Haas Company..........       214,179
      1,300   Sigma-Aldrich Corp. ...........        39,081
      3,500   Union Carbide Corp. ...........       233,625
                                               ------------
              TOTAL CHEMICALS................     3,982,267
                                               ------------
              COMMUNICATIONS EQUIPMENT -- 1.14%
      6,400   ADC Telecommunications,
                Inc.(c)......................       464,400
      3,200   Comverse Technology, Inc.(c)...       463,200
     28,800   QUALCOMM, Inc.(c)..............     5,072,400
                                               ------------
              TOTAL COMMUNICATIONS
              EQUIPMENT......................     6,000,000
                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 2.88%
      4,600   Apple Computer, Inc.(a)(c).....       472,937
      2,600   Avery-Dennison Corp. ..........       189,475
      9,200   Gateway, Inc.(a)(c)............       662,975
     27,400   Hewlett-Packard Company........     3,121,888
      5,300   IKON Office Solutions, Inc. ...        36,106
     48,500   International Business Machines
                Corp. .......................     5,238,000
      3,700   Lexmark International Group,
                Inc.(c)......................       334,850
      4,200   Network Appliance, Inc.(c).....       348,862
      7,200   Pitney Bowes, Inc. ............       347,850
      6,100   Seagate Technology, Inc.(c)....       284,031
     52,000   Sun Microsystems, Inc.(c)......     4,026,750
      1,300   Tektronix, Inc. ...............        50,538
                                               ------------
              TOTAL COMPUTERS AND OFFICE
              EQUIPMENT......................    15,114,262
                                               ------------
              COMPUTER SOFTWARE AND SERVICES -- 10.28%
      4,400   Adaptec, Inc.(c)...............       219,450
      3,800   Adobe Systems, Inc. ...........       255,550
    107,500   America Online, Inc.(c)........     8,109,531
     16,500   Automatic Data Processing,
                Inc. ........................       888,938
      6,000   BMC Software, Inc.(c)..........       479,625
    121,600   Cisco Systems, Inc.(c).........    13,026,400
      2,600   Citrix Systems, Inc.(c)........       319,800

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              COMPUTER SOFTWARE AND SERVICES (CONTINUED)
     14,200   Computer Associates
                International, Inc. .........  $    993,112
      4,300   Computer Sciences Corp.(c).....       406,888
      5,200   Compuware Corp.(c).............       193,700
     12,700   Electronic Data Systems
                Corp. .......................       850,106
     27,100   EMC Corp.(c)...................     2,960,675
     14,900   First Data Corp. ..............       734,756
      7,600   IMS Health, Inc. ..............       206,625
    138,900   Microsoft Corp.(c).............    16,216,575
      9,700   Novell, Inc.(c)................       387,394
     37,500   Oracle Corp.(c)................     4,202,344
      7,800   Parametric Technology
                Corp.(c).....................       211,087
        700   Shared Medical Systems
                Corp. .......................        35,656
      8,100   Unisys Corp.(c)................       258,694
      7,100   Yahoo!, Inc.(c)................     3,072,081
                                               ------------
              TOTAL COMPUTER SOFTWARE AND
              SERVICES.......................    54,028,987
                                               ------------
              CONSTRUCTION -- 0.05%
      2,200   Fluor Corp. ...................       100,925
      1,300   Kaufman & Broad Home Corp. ....        31,444
      2,000   Pulte Corp. ...................        45,000
      2,400   Vulcan Materials Company(a)....        95,850
                                               ------------
              TOTAL CONSTRUCTION.............       273,219
                                               ------------
              CONSUMER GOODS AND SERVICES -- 4.37%
        800   Alberto-Culver Company -- Class
                B............................        20,650
      7,000   Avon Products, Inc. ...........       231,000
      2,100   Brunswick Corp. ...............        46,725
     15,700   Colgate-Palmolive Company......     1,020,500
      8,300   Eastman Kodak Company..........       549,875
      4,000   Ecolab, Inc. ..................       156,500
      6,700   Fort James Corp. ..............       183,412
      4,000   Fortune Brands, Inc. ..........       132,250
     88,200   General Electric Company.......    13,648,950
     13,000   Gillette Company...............       535,437
      1,100   Jostens, Inc. .................        26,744
     15,200   Kimberly-Clark Corp. ..........       991,800
      5,900   Leggett & Platt, Inc. .........       126,481
      2,800   Maytag Corp. ..................       134,400
      1,200   National Service Industries,
                Inc. ........................        35,400
      8,200   Newell Rubbermaid, Inc. .......       237,800
      6,900   Nike, Inc. -- Class B..........       341,981

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 1999

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              CONSUMER GOODS AND SERVICES (CONTINUED)
      3,600   Paychex, Inc. .................  $    144,000
     34,600   Procter & Gamble Company.......     3,790,862
      9,400   Ralston-Purina Corp. ..........       262,025
      2,500   Stanley Works..................        75,312
      5,400   Tosco Corp. ...................       146,812
      1,800   Tupperware Corp. ..............        30,488
         17   Unilever N.V. (ADR)............           925
      1,800   Whirlpool Corp. ...............       117,112
                                               ------------
              TOTAL CONSUMER GOODS AND
              SERVICES.......................    22,987,441
                                               ------------
              ELECTRONICS -- 0.41%
     11,700   Emerson Electric Company.......       671,288
      4,400   Rockwell International
                Corp. .......................       210,650
     13,000   Solectron Corp.(c).............     1,236,625
      1,800   Thomas & Betts Corp. ..........        57,375
                                               ------------
              TOTAL ELECTRONICS..............     2,175,938
                                               ------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 0.03%
      9,000   Waste Management, Inc. ........       154,688
                                               ------------
              FINANCIAL SERVICES -- 4.09%
     12,000   American Express Company.......     1,995,000
      7,100   American General Corp. ........       538,713
     19,500   Associates First Capital
                Corp. -- Class A.............       535,031
      3,780   Bear Stearns Companies,
                Inc. ........................       161,595
      8,800   Capital One Financial Corp. ...       424,050
    119,800   Citigroup, Inc. ...............     6,656,387
      2,600   Countrywide Credit Industries,
                Inc. ........................        65,650
      1,900   Deluxe Corp. ..................        52,131
      5,100   Dun & Bradstreet Corp. ........       150,450
     27,600   Fannie Mae.....................     1,723,275
      6,200   Franklin Resources, Inc. ......       198,788
     18,800   Freddie Mac....................       884,775
      3,000   H & R Block, Inc. .............       131,250
     13,950   Household International,
                Inc. ........................       519,638
      5,400   Lehman Brothers Holdings,
                Inc. ........................       457,313
      3,100   MBIA, Inc. ....................       163,719
     21,100   MBNA, Inc. ....................       574,975
      3,100   MGIC Investment Corp. .........       186,581
     10,400   Merrill Lynch & Company,
                Inc. ........................       868,400
     19,400   Morgan Stanley Dean Witter &
                Company......................     2,769,350
      5,200   Paine Webber Group, Inc. ......       201,825

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              FINANCIAL SERVICES (CONTINUED)
      5,000   Providian Financial Corp. .....  $    455,313
      5,100   SLM Holding Corp. .............       215,475
     37,300   Schwab (Charles) Corp. ........     1,431,387
      3,500   T. Rowe Price Assoc., Inc. ....       129,281
                                               ------------
              TOTAL FINANCIAL SERVICES.......    21,490,352
                                               ------------
              FOOD AND BEVERAGE -- 1.54%
     12,500   Anheuser-Busch Companies,
                Inc. ........................       885,938
      7,900   Bestfoods......................       415,244
      1,200   Brown-Forman Corp. --
                Class B......................        68,700
      5,200   Campbell Soup Company..........       201,175
     33,200   Coca-Cola Company..............     1,933,900
      7,100   ConAgra, Inc.(a)...............       160,194
      1,500   Coors (Adolph) -- Class B......        78,750
      8,600   General Mills, Inc. ...........       307,450
     10,400   Heinz (H.J.) Company...........       414,050
     11,600   Kellogg Company................       357,425
      3,700   Nabisco Group Holdings
                Corp. .......................        39,313
     38,300   Pepsico, Inc. .................     1,350,075
      3,100   Quaker Oats Company............       203,438
     23,400   Sara Lee Corp. ................       516,262
     12,200   Seagrams Company, Ltd. ........       548,238
      3,700   SUPERVALU, Inc. ...............        74,000
      8,900   Sysco Corp. ...................       352,106
      2,500   Wrigley (Wm.) Jr. Company......       207,344
                                               ------------
              TOTAL FOOD AND BEVERAGE........     8,113,602
                                               ------------
              INSURANCE -- 1.53%
      9,900   AFLAC, Inc. ...................       467,156
      9,500   Allstate Corp. ................       228,000
     41,650   American International Group,
                Inc. ........................     4,503,406
      7,400   Aon Corp.(a)...................       296,000
      6,600   Cigna Corp. ...................       531,712
      4,700   Cincinnati Financial Corp. ....       146,581
      5,800   Hartford Financial Services
                Group, Inc. .................       274,775
      3,300   Jefferson-Pilot Corp. .........       225,225
      2,900   Loews Corp. ...................       175,994
      7,000   Marsh & McLennan Companies,
                Inc. ........................       669,813
      1,000   Progressive Corp. .............        73,125
      2,700   St. Paul Companies, Inc. ......        90,956

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 1999

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              INSURANCE (CONTINUED)
      4,200   Torchmark Corp. ...............  $    122,063
      7,000   UNUMProvident Corp. ...........       224,437
                                               ------------
              TOTAL INSURANCE................     8,029,243
                                               ------------
              LEISURE AND RECREATION -- 0.22%
     16,500   Carnival Corp. ................       788,906
      3,500   Harrah's Entertainment,
                Inc.(c)......................        92,531
      6,500   Marriott International, Inc. --
                Class A......................       205,156
      5,700   Mirage Resorts, Inc.(c)........        87,281
                                               ------------
              TOTAL LEISURE AND RECREATION...     1,173,874
                                               ------------
              MACHINERY AND OTHER PRODUCTS -- 0.12%
      5,900   Dover Corp. ...................       267,713
      2,400   Grainger (W.W.), Inc. .........       114,750
      4,400   Ingersoll -- Rand Company......       242,275
      1,100   Milacron, Inc. ................        16,913
                                               ------------
              TOTAL MACHINERY AND OTHER
              PRODUCTS.......................       641,651
                                               ------------
              MANUFACTURING -- 1.52%
      6,500   Alcan Aluminium Ltd.(a)........       267,719
      1,000   Ball Corp. ....................        39,375
      1,500   Bemis Company, Inc. ...........        52,312
        700   Briggs & Stratton Corp. .......        37,537
      6,600   Corning, Inc. .................       850,988
      2,100   Crane Co. .....................        41,737
      2,900   Crown Cork & Seal Company......        64,888
      3,100   Danaher Corp. .................       149,575
      1,900   Eaton Corp. ...................       137,987
      1,100   Fleetwood Enterprises, Inc. ...        22,688
     21,275   Honeywell, Inc. ...............     1,227,302
      2,300   ITT Industries, Inc. ..........        76,906
      7,800   Illinois Tool Works, Inc. .....       526,987
     10,600   Minnesota Mining and
                Manufacturing Company........     1,037,475
      4,700   Owens Illinois, Inc. ..........       117,794
      3,200   Parker-Hannifin Corp. .........       164,200
      4,600   PPG Industries, Inc. ..........       287,788
      2,600   Sealed Air Corp.(c)............       134,712
      4,000   Sherwin-Williams Company.......        84,000
      4,000   Textron, Inc. .................       306,750
      1,800   Timken Corp. ..................        36,787
     59,064   Tyco International Ltd. .......     2,296,113
                                               ------------
              TOTAL MANUFACTURING............     7,961,620
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              MEDIA -- 1.17%
     20,039   CBS Corp.(c)...................  $  1,281,244
      8,900   Clear Channel
                Communications(a)(c).........       794,325
     19,200   Comcast Corp. -- Special
                Class A......................       970,800
      2,200   Dow Jones & Company, Inc. .....       149,600
      7,500   Gannett Company, Inc. .........       611,719
      2,400   Knight-Ridder, Inc. ...........       142,800
     16,500   MediaOne Group, Inc.(c)........     1,267,406
      1,100   Meredith Corp. ................        45,856
     14,800   Viacom, Inc. -- Class B(c).....       894,475
                                               ------------
              TOTAL MEDIA....................     6,158,225
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 0.20%
     15,800   Columbia/HCA Healthcare
                Corp. .......................       463,138
     11,800   HEALTHSOUTH Corp.(c)...........        63,425
      4,200   Tenet Healthcare Corp.(c)......        98,700
      5,800   United HealthCare Corp. .......       308,125
      2,000   Wellpoint Health Networks,
                Inc.(c)......................       131,875
                                               ------------
              TOTAL MEDICAL AND OTHER HEALTH
              SERVICES.......................     1,065,263
                                               ------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 1.07%
      5,000   Allergan, Inc. ................       248,750
      1,500   Bard (C.R.), Inc. .............        79,500
      1,700   Bausch & Lomb, Inc. ...........       116,344
      7,800   Baxter International, Inc. ....       489,938
      3,500   Biomet, Inc. ..................       140,000
     12,000   Boston Scientific Corp.(c).....       262,500
      4,100   Guidant Corp.(a)(c)............       192,700
     36,600   Johnson & Johnson..............     3,408,375
      1,700   Mallinckrodt, Inc. ............        54,081
     15,700   Medtronic, Inc. ...............       572,069
      1,400   PerkinElmer, Inc. .............        58,362
                                               ------------
              TOTAL MEDICAL EQUIPMENT AND
              SUPPLIES.......................     5,622,619
                                               ------------
              METALS AND MINING -- 0.47%
     15,900   Alcoa, Inc.(a).................     1,319,700
     10,100   Barrick Gold Corp. ............       178,644
      4,200   Freeport-McMoRan Copper & Gold,
                Inc. -- Class B(c)...........        88,725
      6,600   Homestake Mining Company.......        51,562
      4,300   INCO Ltd.(c)...................       101,050
      2,300   Nucor Corp. ...................       126,069

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 1999

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              METALS AND MINING (CONTINUED)
      2,200   Phelps Dodge Corp. ............  $    147,675
      1,800   Reynolds Metals Company........       137,925
     11,200   USX-Marathon Group.............       276,500
      2,500   Worthington Industries,
                Inc. ........................        41,406
                                               ------------
              TOTAL METALS AND MINING........     2,469,256
                                               ------------
              OIL AND GAS -- 4.49%
      2,700   Amerada Hess Corp. ............       153,225
      3,600   Anadarko Petroleum Corp. ......       122,850
      4,000   Apache Corp. ..................       147,750
      1,800   Ashland, Inc. .................        59,287
     14,600   Atlantic Richfield Co. ........     1,262,900
      2,900   Burlington Resources, Inc. ....        95,881
     17,700   Chevron Corp. .................     1,533,263
      5,600   Coastal Corp. .................       198,450
        900   Columbia Energy Group..........        56,925
     12,000   Conoco, Inc. -- Class B........       298,500
      3,000   Consolidated Natural Gas
                Company......................       194,812
     17,900   Enron Corp. ...................       794,313
    143,000   Exxon-Mobil Corp. .............    11,520,437
     11,900   Halliburton Company............       478,975
      3,100   Kerr-McGee Corp. ..............       192,200
      1,800   McDermott International,
                Inc. ........................        16,312
     10,100   Occidental Petroleum Corp. ....       218,413
      9,000   Phillips Petroleum Company.....       423,000
     57,700   Royal Dutch Petroleum Company..     3,487,244
     14,800   Schlumberger Ltd. .............       832,500
     14,900   Texaco, Inc. ..................       809,256
      2,865   Transocean Sedco Forex,
                Inc. ........................        96,524
      7,300   Unocal Corp. ..................       245,006
     11,400   Williams Companies, Inc. ......       348,412
                                               ------------
              TOTAL OIL AND GAS..............    23,586,435
                                               ------------
              PAPER AND FOREST PRODUCTS -- 0.53%
      1,700   Boise Cascade Corp. ...........        68,850
      2,700   Champion International
                Corp. .......................       167,231
      7,400   Georgia-Pacific Group..........       375,550
     14,700   International Paper Company....       829,631
      3,400   Louisiana-Pacific Corp. .......        48,450
      3,200   Mead Corp. ....................       139,000
        800   Potlatch Corp. ................        35,700
      1,700   Temple-Inland, Inc. ...........       112,094
      2,900   Westvaco Corp. ................        94,613

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              PAPER AND FOREST PRODUCTS (CONTINUED)
      9,600   Weyerhaeuser Company...........  $    689,400
      4,600   Willamette Industries, Inc. ...       213,613
                                               ------------
              TOTAL PAPER AND FOREST
              PRODUCTS.......................     2,774,132
                                               ------------
              PHARMACEUTICALS -- 2.63%
     18,600   American Home Products.........       733,537
     12,800   Amgen, Inc.(c).................       768,800
     52,200   Bristol-Myers Squibb Company...     3,350,588
     30,800   Merck & Company, Inc. .........     2,065,525
      9,000   Monsanto Company...............       320,625
     13,600   Pharmacia & Upjohn, Inc. ......       612,000
    104,200   Pfizer, Inc. ..................     3,379,988
     19,800   Schering-Plough Corp. .........       835,313
     21,500   Warner-Lambert Company.........     1,761,656
                                               ------------
              TOTAL PHARMACEUTICALS..........    13,828,032
                                               ------------
              PUBLISHING -- 0.21%
      4,700   McGraw-Hill Companies, Inc. ...       289,638
      4,500   New York Times Company -- Class
                A............................       221,063
      1,700   R.R. Donnelley and Sons
                Company......................        42,181
      1,700   Times Mirror Company --
                Class A......................       113,900
      8,300   Tribune Company................       457,019
                                               ------------
              TOTAL PUBLISHING...............     1,123,801
                                               ------------
              RETAIL -- 3.13%
      5,000   Bed Bath & Beyond, Inc.(c).....       173,750
      7,700   Best Buy Company, Inc.(c)......       386,444
      7,300   Circuit City Stores-Circuit
                City Group...................       328,956
      3,200   Consolidated Stores Corp.(c)...        52,000
      6,000   Costco Wholesale Corp.(c)......       547,500
      5,300   CVS Corp. .....................       211,669
     15,600   Dayton-Hudson Corp. ...........     1,145,625
      6,125   Dollar General Corp. ..........       139,344
      9,400   Federated Department Stores,
                Inc.(c)......................       475,287
     28,100   Gap, Inc. .....................     1,292,600
      1,200   Great Atlantic & Pacific Tea
                Company, Inc. ...............        33,450
      1,600   Harcourt General, Inc. ........        64,400
     17,800   Kmart Corp(c)..................       179,112
      4,400   Kohl's Corp.(c)................       317,625
     23,400   Kroger Company(c)..............       441,675

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 1999

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              RETAIL (CONTINUED)
      7,900   Limited (The), Inc. ...........  $    342,169
      1,000   Longs Drug Stores Corp. .......        25,813
      4,500   May Department Stores Company..       145,125
      3,300   Nordstrom, Inc. ...............        86,419
      8,900   Office Depot, Inc.(c)..........        97,344
      1,500   Pep Boys.......................        13,688
     14,500   Sears, Roebuck & Co. ..........       441,344
     12,700   Staples, Inc.(c)...............       263,525
      7,300   Tandy Corp.(a).................       359,069
    117,200   Wal-Mart Stores, Inc. .........     8,101,450
     27,000   Walgreen Company...............       789,750
                                               ------------
              TOTAL RETAIL...................    16,455,133
                                               ------------
              RETAIL: RESTAURANTS -- 0.36%
      3,800   Darden Restaurants, Inc. ......        68,875
     36,400   McDonald's Corp. ..............     1,467,375
      7,000   Tricon Global Restaurants,
                Inc.(c)......................       270,375
      5,200   Wendy's International, Inc. ...       107,250
                                               ------------
              TOTAL RETAIL: RESTAURANTS......     1,913,875
                                               ------------
              RUBBER PRODUCTS -- 0.02%
      2,400   Cooper Tire & Rubber Company...        37,350
      2,100   Goodyear Tire & Rubber
                Company......................        59,194
                                               ------------
              TOTAL RUBBER PRODUCTS..........        96,544
                                               ------------
              SCIENTIFIC & TECHNICAL INSTRUMENTS -- 0.08%
      1,300   Millipore Corp. ...............        50,212
      2,900   PE Corp.-PE Biosystems Group...       348,906
                                               ------------
              TOTAL SCIENTIFIC & TECHNICAL
              INSTRUMENTS....................       399,118
                                               ------------
              SEMICONDUCTORS -- 3.05%
      2,200   Advanced Micro Devices,
                Inc.(c)......................        63,662
      6,100   Analog Devices, Inc.(c)........       567,300
     17,000   Applied Materials, Inc.(c).....     2,153,688
     45,000   Intel Corp. ...................     3,704,063
      2,800   KLA-Tencor Corp.(c)............       311,850
      6,300   LSI Logic Corp.(c).............       425,250
      7,400   Micron Technology, Inc.(c).....       575,350
     27,100   Motorola, Inc.(a)..............     3,990,475
      4,800   National Semiconductor
                Corp.(c).....................       205,500

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              SEMICONDUCTORS (CONTINUED)
     34,900   Texas Instruments, Inc. .......  $  3,380,938
     14,200   Xilinx, Inc.(c)................       645,657
                                               ------------
              TOTAL SEMICONDUCTORS...........    16,023,733
                                               ------------
              TELECOMMUNICATIONS -- 7.32%
      8,900   ALLTELL Corp. .................       735,919
     96,450   AT&T Corp. ....................     4,894,838
     44,200   Bell Atlantic Corp. ...........     2,721,063
     50,700   BellSouth Corp. ...............     2,373,394
      2,050   CenturyTel, Inc. ..............        97,119
      5,100   General Instrument Corp.(c)....       433,500
     21,900   Global Crossings Ltd.(c).......     1,095,000
     28,800   GTE Corp. .....................     2,032,200
     91,400   Lucent Technologies, Inc. .....     6,837,862
     76,350   MCI Worldcom, Inc.(c)..........     4,051,322
      9,300   Nextel Communications,
                Inc. -- Class A(c)...........       959,062
     47,500   Nortel Networks Corp. .........     4,797,500
     45,900   SBC Communications, Inc. ......     2,237,625
      4,000   Scientific-Atlanta, Inc. ......       222,500
     21,100   Sprint Corp. (FON Group).......     1,420,294
     15,000   Sprint Corp. (PCS
                Group)(a)(c).................     1,537,500
     16,600   Tellabs, Inc.(c)...............     1,065,512
     13,600   US WEST, Inc. .................       979,200
                                               ------------
              TOTAL TELECOMMUNICATIONS.......    38,491,410
                                               ------------
              TOBACCO -- 0.17%
     31,800   Philip Morris Companies,
                Inc. ........................       737,362
      5,600   UST, Inc. .....................       141,050
                                               ------------
              TOTAL TOBACCO..................       878,412
                                               ------------
              TOOLS -- 0.05%
      2,000   Black & Decker Corp. ..........       104,500
      2,900   Cooper Industries, Inc. .......       117,269
      1,400   Snap-on, Inc. .................        37,188
                                               ------------
              TOTAL TOOLS....................       258,957
                                               ------------
              TOYS -- 0.03%
      4,600   Hasbro, Inc. ..................        87,687
      5,700   Toys "R" Us, Inc.(c)...........        81,581
                                               ------------
              TOTAL TOYS.....................       169,268
                                               ------------
              TRANSPORTATION -- 0.42%
      4,500   AMR Corp.(c)...................       301,500
     13,200   Burlington Northern Santa Fe...       320,100
      5,500   CSX Corp. .....................       172,563

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 1999

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              TRANSPORTATION (CONTINUED)
      5,100   Delta Air Lines, Inc. .........  $    254,044
      8,300   FDX Corp.(c)...................       339,781
      4,800   Kansas City Southern
                Industries, Inc. ............       358,200
      5,100   Norfolk Southern Corp. ........       104,550
      2,200   Ryder System, Inc. ............        53,763
      7,000   Union Pacific Corp. ...........       305,375
                                               ------------
              TOTAL TRANSPORTATION...........     2,209,876
                                               ------------
              UTILITIES -- 0.97%
      5,400   AES Corp.(c)...................       403,650
      4,300   Ameren Corp.(a)................       140,825
      5,900   American Electric Power
                Company, Inc. ...............       189,537
      2,400   Central & South West Corp. ....        48,000
      1,200   CMS Energy Corp. ..............        37,425
      2,500   Consolidated Edison, Inc. .....        86,250
      3,800   Constellation Energy Group.....       110,200
      3,900   DTE Energy Company.............       122,362
      5,800   Dominion Resources, Inc. ......       227,650
      9,100   Duke Energy Corp. .............       456,138
      8,100   Edison International...........       212,119
      3,100   El Paso Energy Corp. ..........       120,319
      7,600   Entergy Corp. .................       195,700
      7,400   FirstEnergy Corp. .............       167,887
      2,900   Florida Progress Corp. ........       122,706
      5,600   FPL Group, Inc. ...............       239,750
      3,600   GPU, Inc. .....................       107,775
        500   Nicor, Inc. ...................        16,250
      5,300   Peco Energy Company............       184,175
     11,900   PG & E Corp. ..................       243,950
      4,100   PP & L Resources, Inc. ........        93,787
      1,100   Peoples Energy Corp. ..........        36,850
      2,400   Pinnacle West Capital Corp. ...        73,350
      5,800   Public Service Enterprise
                Group, Inc.(a)...............       201,912
      8,800   Reliant Energy, Inc. ..........       201,300
      7,000   Sempra Energy..................       121,625
     18,100   Southern Company...............       425,350
      7,300   Texas Utilities Company........       259,606
      6,700   Unicom Corp. ..................       224,450
                                               ------------
              TOTAL UTILITIES................     5,070,898
                                               ------------
              TOTAL COMMON STOCK (Cost
              $275,325,047)..................   321,574,485
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              PREFERRED STOCK -- 0.14%
              OIL AND GAS
     15,000   Tosco Financing Trust, 5.75%,
                (Cost $715,938)..............  $    710,625
                                               ------------
              REGULATED INVESTMENT COMPANIES -- 0.47%
  1,965,352   Janus Money Market Fund(b).....     1,965,352
    503,448   Merrimac Cash Fund -- Premium
                Class(b).....................       503,448
                                               ------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost $2,468,800)....     2,468,800
                                               ------------
 PRINCIPAL
 ---------
              CORPORATE BONDS AND NOTES -- 10.78%
              AEROSPACE -- 0.56%
$ 3,000,000   Raytheon Company, 6.45%,
                08/15/02(a)..................     2,932,140
                                               ------------
              BANKS -- 1.30%
  3,500,000   Home Savings of America, 6.50%,
                08/15/04.....................     3,353,161
 30,000,000   Spintab, 5.50%, 09/17/03.......     3,493,673
                                               ------------
              TOTAL BANKS....................     6,846,834
                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 0.74%
  1,240,000   Hewlett -- Packard Company,
                0.00%, 10/14/17(a)...........       847,850
  3,500,000   IBM Corp., Medium-Term Note,
                5.40%, 01/26/09..............     3,056,210
                                               ------------
              TOTAL COMPUTERS AND OFFICE
              EQUIPMENT......................     3,904,060
                                               ------------
              CONSTRUCTION -- 0.30%
  1,250,000   Cemex SA, 10.75%, 07/15/00.....     1,269,999
    300,000   Kaufman & Broad Home Corp.,
                9.625%, 11/15/06                    303,000
                                               ------------
              TOTAL CONSTRUCTION.............     1,572,999
                                               ------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 0.10%
    600,000   Allied Waste North America,
                7.875%, 01/01/09.............       530,250
                                               ------------
              FINANCE -- 1.41%
  2,000,000   Ford Motor Credit Company,
                7.50%, 01/15/03..............     2,016,578
  3,500,000   General Motors Acceptance
                Corp., 6.625%, 10/20/03......     3,433,661
  2,000,000   MBNA Corp., 6.963%,
                09/12/02.....................     1,961,232
                                               ------------
              TOTAL FINANCE..................     7,411,471
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 1999

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              LEISURE AND RECREATION -- 0.13%
$   350,000   Harrah's Operating Co., Inc.,
                7.875%, 12/15/05.............  $    338,187
    350,000   Mandalay Resort Group, 9.25%,
                12/01/05.....................       355,688
                                               ------------
              TOTAL LEISURE AND RECREATION...       693,875
                                               ------------
              MACHINERY -- 0.11%
    600,000   American Standard, Inc.,
                7.375%, 02/01/08.............       550,500
                                               ------------
              MANUFACTURING -- 0.21%
    600,000   AK Steel Corp., 7.875%,
                02/15/09.....................       567,000
    600,000   Flag Limited, 8.25%,
                01/30/08.....................       552,000
                                               ------------
              TOTAL MANUFACTURING............     1,119,000
                                               ------------
              MEDIA -- 1.71%
    500,000   Clear Channel Communications,
                (Conv.) 2.625%, 04/01/03.....       739,375
    500,000   Falcon Holding Group L.P.,
                0.00%, 04/15/10..............       374,375
    750,000   Grupo Televisa S.A., 11.375%,
                05/15/03.....................       798,750
    400,000   Multicanal SA, 9.25%,
                02/01/02.....................       372,000
    350,000   Sinclair Broadcast Group,
                9.00%, 07/15/07..............       328,125
  2,500,000   Time Warner Entertainment,
                8.375%, 03/15/23.............     2,607,172
  3,500,000   Walt Disney Company, 6.75%,
                03/30/06.....................     3,420,991
    350,000   Young Broadcasting, Inc.,
                8.75%, 06/15/07..............       331,625
                                               ------------
              TOTAL MEDIA....................     8,972,413
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 0.07%
    350,000   Tenet Healthcare Corp., 8.625%,
                01/15/07.....................       337,750
                                               ------------
              METAL & GLASS CONTAINERS -- 0.06%
    300,000   Owens-Illinois, Inc. 7.85%,
                05/15/04.....................       290,332
                                               ------------
              PRIVATE ASSET BACKED: FINANCE -- 1.04%
  4,000,000   GMAC Commercial Mortgage
                Securities, Inc. 6.175%,
                05/15/33.....................     3,639,040
  2,000,000   L.A. Arena Funding, LLC,
                7.656%, 12/15/21.............     1,810,000
                                               ------------
              TOTAL PRIVATE ASSET BACKED:
              FINANCE........................     5,449,040
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              RETAIL -- 0.11%
$   600,000   K-Mart Corp., 8.375%,
                12/01/04.....................  $    591,294
                                               ------------
              SPECIAL PURPOSE
                ENTITIES -- 1.32%
  3,500,000   Duke Capital Corp., 7.50%,
                10/01/09.....................     3,454,749
  3,500,000   U.S. West Capital Funding,
                6.571%, 06/15/00.............     3,498,820
                                               ------------
              TOTAL SPECIAL PURPOSE
              ENTITIES.......................     6,953,569
                                               ------------
              TELECOMMUNICATIONS -- 0.96%
    350,000   KPN/Qwest BV, 144A, 8.125%,
                06/01/09.....................       336,000
    350,000   NTL, Inc., 10.00%, 02/15/07....       359,625
    600,000   Nextel Communications, 0.00%,
                10/31/07.....................       429,000
  3,500,000   Sprint Capital Corp., 6.125%,
                11/15/08.....................     3,173,114
    750,000   Telefonica de Argentina, 144A,
                8.375%, 10/01/00.............       750,486
                                               ------------
              TOTAL TELECOMMUNICATIONS.......     5,048,225
                                               ------------
              TRANSPORTATION -- 0.65%
  3,500,000   CSX Corp., 7.45%, 05/01/07.....     3,432,146
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
              (Cost $58,266,592).............    56,635,898
                                               ------------
              FOREIGN GOVERNMENT BONDS AND NOTES -- 2.60%
  3,200,000   Deutschland Republic, 6.00%,
                07/04/07.....................     3,353,299
  6,500,000   New Zealand Government, 8.00%,
                04/15/04.....................     3,499,925
    750,000   Republic of Argentina, Floating
                Rate, 9.25%, 02/23/01........       740,625
    553,500   Republic of Brazil, Floating
                Rate, 7.375%, 01/01/01.......       547,273
    750,000   Republic of Panama, 7.875%,
                02/13/02.....................       723,515
  2,200,000   United Kingdom Gilts, 7.00%,
                06/07/02.....................     3,586,517
  1,250,000   United Mexican States, Floating
                Rate, 7.439%, 06/27/02.......     1,225,296
                                               ------------
              TOTAL FOREIGN GOVERNMENT BONDS
              AND NOTES (Cost $14,374,292)...    13,676,450
                                               ------------
              US GOVERNMENT SECURITIES -- 6.69%
              US TREASURY BONDS -- 1.25%
  6,900,000   6.125%, 08/15/29...............     6,578,722
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 1999

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT SECURITIES (CONTINUED)
              US TREASURY NOTES -- 5.44%
$16,000,000   5.50%, 12/31/00(a).............  $ 15,905,008
 13,000,000   5.50%, 02/28/03(a).............    12,687,194
                                               ------------
              TOTAL US TREASURY NOTES........    28,592,202
                                               ------------
              TOTAL US GOVERNMENT SECURITIES
              (Cost $35,444,945).............    35,170,924
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 16.15%
              FANNIE MAE -- 9.82%
 10,400,000   6.25%, 05/15/29................     9,243,229
  4,210,053   Series 1993-113, 7.20%,
                07/25/23.....................     4,230,472
  9,300,000   TBA, 6.00%, 01/01/15...........     8,826,281
  9,600,000   TBA, 6.00%, 01/01/30...........     8,782,500
 11,400,000   TBA, 7.00%, 01/01/30...........    11,024,156
  9,600,000   TBA, 7.50%, 01/01/30...........     9,496,500
                                               ------------
              TOTAL FANNIE MAE...............    51,603,138
                                               ------------
              FREDDIE MAC -- 1.31%
  7,300,000   6.75%, 09/15/29................     6,899,230
                                               ------------
              GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION -- 5.02%
  8,268,775   PL# 780743, 8.00%, 12/15/26....     8,357,490
 19,200,000   TBA, 6.50%, 01/15/30...........    18,027,000
                                               ------------
              TOTAL GOVERNMENT NATIONAL
              MORTGAGE ASSOCIATION...........    26,384,490
                                               ------------
              TOTAL US GOVERNMENT AGENCY
              SECURITIES (Cost
              $86,105,281)...................    84,886,858
                                               ------------
              CERTIFICATES OF DEPOSIT --6.26%
    491,338   American Express Centurion
                Bank, 6.15%, 01/26/00(b).....       491,338
 13,167,550   Bank of Nova Scotia, 6.05%,
                01/26/00(b)..................    13,167,550
  1,105,510   Den Danske Bank, 6.39%,
                01/20/00(b)..................     1,105,510
  1,105,510   Den Danske Bank, 6.41%,
                01/27/00(b)..................     1,105,510
    491,338   Royal Bank Of Scotland PLC,
                6.15%, 01/20/00(b)...........       491,338
  1,105,510   Royal Bank Of Scotland PLC,
                6.31%, 01/27/00(b)...........     1,105,510
 15,417,996   Toronto Dominion Bank, 6.40%,
                02/24/00(b)..................    15,417,996
                                               ------------
              TOTAL CERTIFICATES OF DEPOSITS
              (Cost $32,884,752).............    32,884,752
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              TIME DEPOSIT -- 0.10%
$   545,598   BankBoston, N.A., 4.68%,
                01/03/00(b) (Cost
                $545,598)....................  $    545,598
                                               ------------
              SHORT TERM CORPORATE NOTES -- 0.76%
  2,000,000   First Union National Bank,
                Floating Rate, 4.765%(++),
                05/01/00(b)..................     2,000,000
  2,000,000   Morgan Stanley Dean Witter &
                Co., Floating Rate,
                4.60%(++), 01/11/00(b).......     2,000,000
                                               ------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $4,000,000)........     4,000,000
                                               ------------
              SHORT TERM US GOVERNMENT AGENCY SECURITIES --
              7.96%
              FEDERAL HOME LOAN BANK -- 5.69%
 30,000,000   5.75%, 01/21/00................    29,904,167
                                               ------------
              FEDERAL HOME LOAN MORTGAGE CORP. -- 2.27%
 12,000,000   5.60%, 02/15/00................    11,916,000
                                               ------------
              TOTAL SHORT TERM US GOVERNMENT
              AGENCY SECURITIES (Cost
              $41,820,167)...................    41,820,167
                                               ------------
              SHORT TERM US GOVERNMENT SECURITIES -- 0.28%
              US TREASURY BILLS -- 0.28%
    300,000   4.70%, 02/17/00(d).............       298,159
    100,000   4.71%, 02/17/00(d).............        99,385
    200,000   4.82%, 02/17/00(d).............       198,742
    300,000   4.87%, 02/17/00(d).............       298,093
    500,000   5.00%, 02/17/00(d).............       496,736
    100,000   5.035%, 02/17/00(d)............        99,343
                                               ------------
              TOTAL US TREASURY BILLS (Cost
              $1,490,458)....................     1,490,458
                                               ------------
              TOTAL SECURITIES (Cost
              $553,441,870)..................   595,865,015
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 1999

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              REPURCHASE AGREEMENT -- 4.81%
$25,289,441   With Investors Bank & Trust,
                dated 12/31/99, 3.06%, due
                01/03/00, repurchase proceeds
                at maturity $25,295,890,
                (Collateralized by IMPAC
                Secured Assets, 6.30% , due
                01/25/30, with a value of
                $20,013,500 and Small
                Business Administration Loan,
                6.00%, 07/25/22, with a value
                of $6,540,413) (Cost
                $25,289,441).................  $ 25,289,441
                                               ------------
              Total Investments -- 118.18%
              (Cost $578,731,311)............   621,154,456
              Liabilities less other
              assets -- (18.18)%.............   (95,570,553)
                                               ------------
              NET ASSETS -- 100.00%..........  $525,583,903
                                               ============


The aggregate cost of securities for federal income tax
purposes at December 31,1999 is $584,766,764.
The following amount is based on cost for federal income
tax purposes:
    Gross unrealized appreciation..........  $ 57,304,670
    Gross unrealized depreciation..........   (20,916,978)
                                             ------------
    Net unrealized appreciation............  $ 36,387,692
                                             ============

---------------
(a)  All or part of this security is on loan.
(b)  Collateral for securities on loan.
(c)  Non-income producing security.
(++) This interest rate is subject to change monthly based on the London
     Interbank Offered Rate ("LIBOR"). The rate shown was in effect at December 31, 1999.
(ADR) American Depository Receipt.

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK -- 98.08%
              AEROSPACE -- 3.64%
    260,000   Northrop Grumman Corp. ......  $   14,056,250
    200,000   Textron, Inc. ...............      15,337,500
    340,000   United Technologies Corp. ...      22,100,000
                                             --------------
              TOTAL AEROSPACE..............      51,493,750
                                             --------------
              AUTOMOBILES -- 2.58%
    330,000   Ford Motor Company...........      17,634,375
    260,000   General Motors Corp. ........      18,898,750
                                             --------------
              TOTAL AUTOMOBILES............      36,533,125
                                             --------------
              BANKS -- 8.63%
    210,000   Bank of America Corp. .......      10,539,375
    420,000   Bank of New York.............      16,800,000
    195,000   Chase Manhattan Corp. .......      15,149,062
    500,000   Citigroup....................      27,781,250
    390,000   Fleet Boston Financial Group,
                Inc. ......................      13,576,875
     50,000   JP Morgan & Company..........       6,331,250
    460,000   Mellon Financial Corp. ......      15,668,750
    400,000   Wells Fargo & Company........      16,175,000
                                             --------------
              TOTAL BANKS..................     122,021,562
                                             --------------
              CHEMICALS -- 3.40%
    150,000   Dow Chemical Company.........      20,043,750
    260,000   du Pont (E.I.) de Nemours....      17,127,500
    270,000   Rohm & Haas Company..........      10,985,625
                                             --------------
              TOTAL CHEMICALS..............      48,156,875
                                             --------------
              COMPUTERS AND OFFICE EQUIPMENT -- 2.32%
    420,000   Pitney Bowes, Inc. ..........      20,291,250
    550,000   Xerox Corp. .................      12,478,125
                                             --------------
              TOTAL COMPUTERS AND OFFICE
              EQUIPMENT....................      32,769,375
                                             --------------
              CONSUMER GOODS AND SERVICES -- 9.90%
    540,000   Avon Products, Inc. .........      17,820,000
    340,000   Colgate-Palmolive Company....      22,100,000
    380,000   Dana Corp. ..................      11,376,250
    380,000   General Electric Company.....      58,805,000
    190,000   Kimberly-Clark Corp. ........      12,397,500
    160,000   Procter & Gamble Company.....      17,530,000
                                             --------------
              TOTAL CONSUMER GOODS AND
              SERVICES.....................     140,028,750
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              ELECTRONICS -- 3.14%
    210,000   Eaton Corp. .................  $   15,251,250
    500,000   Edison International.........      13,093,750
    280,000   Emerson Electric Company.....      16,065,000
                                             --------------
              TOTAL ELECTRONICS............      44,410,000
                                             --------------
              INSURANCE -- 3.78%
    350,000   Chubb Corp...................      19,709,375
    270,000   CIGNA Corp...................      21,751,875
    300,000   Lincoln National Corp........      12,000,000
                                             --------------
              TOTAL INSURANCE..............      53,461,250
                                             --------------
              MACHINERY -- 2.36%
    340,000   Caterpiller Inc..............      16,001,250
    400,000   Deere & Co...................      17,350,000
                                             --------------
              TOTAL MACHINERY..............      33,351,250
                                             --------------
              MANUFACTURING -- 2.48%
    320,000   Honeywell International,
                Inc........................      18,460,000
    170,000   Minnesota Mining &
                Manufacturing Company......      16,638,750
                                             --------------
              TOTAL MANUFACTURING..........      35,098,750
                                             --------------
              MEDICAL PRODUCTS -- 2.56%
    280,000   Baxter International, Inc....      17,587,500
    200,000   Johnson & Johnson............      18,625,000
                                             --------------
              TOTAL MEDICAL PRODUCTS.......      36,212,500
                                             --------------
              METALS AND MINING -- 3.24%
    260,000   Alcoa, Inc.(a)...............      21,580,000
    190,000   Phelps Dodge Corp............      12,753,750
    150,000   Reynolds Metals Company......      11,493,750
                                             --------------
              TOTAL METALS AND MINING......      45,827,500
                                             --------------
              OIL AND GAS -- 16.69%
    280,000   BP Amoco PLC -- (ADR)(a).....      16,607,500
    150,000   Atlantic Richfield Company...      12,975,000
    410,000   Baker Hughes, Inc............       8,635,625
    165,000   Chevron Corp.................      14,293,125
    440,000   CMS Energy Corp..............      13,722,500
    100,000   Consolidated Natural Gas.....       6,493,750
    350,000   Diamond Offshore Drilling,
                Inc........................      10,696,875
    370,000   El Paso Energy Corp..........      14,360,625
    350,000   Enron Corp.(a)...............      15,531,250
    400,000   Exxon-Mobil Corp.............      32,225,000
    270,000   Halliburton Company..........      10,867,500
    270,000   Kerr-McGee Corp..............      16,740,000
    200,000   Royal Dutch Petroleum
                Company....................      12,087,500

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1999

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              OIL AND GAS (CONTINUED)
    170,000   Schlumberger, Ltd............  $    9,562,500
    200,000   Texaco, Inc..................      10,862,500
    290,000   Tidewater, Inc...............      10,440,000
     32,912   Transocean Sedco Forex,
                Inc........................       1,108,723
    620,000   Williams Companies, Inc......      18,948,750
                                             --------------
              TOTAL OIL AND GAS............     236,158,723
                                             --------------
              PAPER AND FOREST PRODUCTS -- 7.30%
    300,000   Bowater, Inc.................      16,293,750
    420,000   Georgia-Pacific Group........      21,315,000
    480,000   International Paper
                Company....................      27,090,000
    290,000   Temple Inland, Inc...........      19,121,875
    270,000   Weyerhauser Company..........      19,389,375
                                             --------------
              TOTAL PAPER AND FOREST
              PRODUCTS.....................     103,210,000
                                             --------------
              PHARMACEUTICALS -- 9.44%
    370,000   Abbott Laboratories..........      13,435,625
    440,000   American Home Products
                Corp.......................      17,352,500
    280,000   Bristol-Myers Squibb
                Company....................      17,972,500
    220,000   Lilly (Eli) & Company........      14,630,000
    300,000   Merck & Company, Inc.........      20,118,750
    330,000   Pharmacia & Upjohn, Inc......      14,850,000
    280,000   SmithKline Beecham PLC
                (ADR)(a)...................      18,042,500
    210,000   Warner-Lambert Company.......      17,206,875
                                             --------------
              TOTAL PHARMACEUTICALS........     133,608,750
                                             --------------
              PUBLISHING -- 1.09%
    250,000   McGraw-Hill Companies,
                Inc........................      15,406,250
                                             --------------
              REAL ESTATE INVESTMENT TRUSTS -- 2.02%
    220,000   Boston Properties, Inc. .....       6,847,500
    360,000   Crescent Real Estate Equity
                Company....................       6,615,000
    320,000   Equity Office Properties.....       7,880,000
    170,000   Equity Residential
                Properties.................       7,256,875
                                             --------------
              TOTAL REAL ESTATE INVESTMENT
              TRUSTS.......................      28,599,375
                                             --------------
              TELECOMMUNICATIONS -- 12.13%
    480,000   AT & T Corp..................      24,360,000
    380,000   Bell Atlantic Corp...........      23,393,750
    420,000   Bellsouth Corp...............      19,661,250
    500,000   Global Crossing,
                Ltd.(a)(c).................      25,000,000
    290,000   GTE Corp.....................      20,463,125
    450,000   SBC Communications, Inc......      21,937,500

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
    300,000   Sprint Corp. (FON Group).....  $   20,193,750
    230,000   US West, Inc. ...............      16,560,000
                                             --------------
              TOTAL TELECOMMUNICATIONS.....     171,569,375
                                             --------------
              TOBACCO -- 0.21%
    130,000   Philip Morris Companies,
                Inc........................       3,014,375
                                             --------------
              UTILITIES: ELECTRIC -- 1.17%
    330,000   Duke Energy Corp.............      16,541,250
                                             --------------
              TOTAL COMMON STOCK (Cost
              $1,033,026,187)..............   1,387,472,785
                                             --------------
              REGULATED INVESTMENT COMPANIES -- 0.51%
  1,912,382   Janus Money Market Fund(b)...       1,912,382
  5,317,006   Merrimac Cash Fund -- Premium
                Class(b)...................       5,317,006
                                             --------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost
                $7,229,388)................       7,229,388
                                             --------------
 PRINCIPAL
 ---------
              COMMERCIAL PAPER -- 1.81%
$10,500,000   American Express Credit
                Corp., 5.00%, 01/05/00.....      10,494,167
    325,000   Conagra, Inc., 4.95%,
                01/12/00...................         324,508
  1,875,000   Edison Asset Securitization,
                6.35%, 01/19/00............       1,869,047
  5,000,000   MCI Worldcom, Inc., 5.60%,
                01/27/00...................       4,979,778
    100,000   Merrill Lynch & Company,
                Inc., 5.68%, 01/31/00......          99,527
  3,800,000   Montauk Funding Corp. ,
                5.70%, 01/18/00............       3,789,772
    325,000   Textron, Inc., 5.65%,
                01/18/00...................         324,133
    450,000   TRW, Inc., 5.95%, 01/14/00...         449,033
  3,250,000   Windmill Funding Corp.,
                6.32%, 01/12/00............       3,243,724
                                             --------------
              TOTAL COMMERCIAL PAPER
              (Cost $25,573,689)...........      25,573,689
                                             --------------
              CERTIFICATES OF
                DEPOSIT -- 0.28%
    453,762   American Express Centurion
                Bank, 6.15%, 01/26/00(b)...         453,762
  1,020,961   Den Danske Bank, 6.39%,
                01/20/00(b)................       1,020,961
  1,075,715   Den Danske Bank, 6.41%,
                01/27/00(b)................       1,075,715
    453,762   Royal Bank of Scotland,
                6.15%, 01/20/00(b).........         453,762

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1999

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              CERTIFICATES OF DEPOSIT (CONTINUED)
$ 1,017,961   Royal Bank of Scotland,
                6.31%, 01/27/00(b).........  $    1,017,961
                                             --------------
              TOTAL CERTIFICATES OF DEPOSIT
              (Cost $4,022,161)............       4,022,161
                                             --------------
              SHORT TERM CORPORATE NOTES -- 1.70%
  3,000,000   Bank of Montreal, Floating
                Rate, 4.33%(++),
                04/05/00(b)................       3,000,000
  3,000,000   JP Morgan Securities, Inc.,
                Floating Rate, 4.605%(++),
                07/07/00(b)................       3,000,000
 10,000,000   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                4.605%(++), 01/03/00(b)....      10,000,000
  3,000,000   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                4.60%(++), 01/11/00(b).....       3,000,000
  5,000,000   Prudential Securities, Inc.,
                Floating Rate, 4.85%(++),
                03/10/00(b)................       5,000,000
                                             --------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $24,000,000).....      24,000,000
                                             --------------
              TIME DEPOSIT -- 0.25%
  3,572,251   BankBoston N.A., 4.68%,
                01/03/00(b) (Cost
                $3,572,251)................       3,572,251
                                             --------------
              Total Investments -- 102.63%
                (Cost $1,097,423,676)......   1,451,870,274
              Liabilities less other
                assets -- (2.63)%..........     (37,236,044)
                                             --------------
              NET ASSETS -- 100.00%........  $1,414,634,230
                                             ==============


The aggregate cost of securities for federal income tax
purposes at December 31, 1999 is $1,096,923,573.
The following amount is based on cost for federal income
tax purposes:
    Gross unrealized appreciation..........  $385,296,368
    Gross unrealized depreciation..........   (30,349,667)
                                             ------------
    Net unrealized appreciation............  $354,946,701
                                             ============

---------------
(a)  All or part of this security is on loan.
(b)  Collateral for securities on loan.
(c)  Non-income producing securities.
(++) This interest rate is subject to change monthly based on the London
     Interbank Offered Rate ("LIBOR"). The rate shown was in effect at December 31, 1999.
(ADR) American Depository Receipts.

                       See notes to financial statements.

                             EQUITY VALUE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK -- 94.38%
              AEROSPACE -- 0.58%
     19,100   Lockheed Martin Corp. .........  $    417,813
     29,000   United Technologies Corp. .....     1,885,000
                                               ------------
              TOTAL AEROSPACE................     2,302,813
                                               ------------
              AUTOMOBILES -- 1.42%
    104,800   Ford Motor Company.............     5,600,250
                                               ------------
              AUTOMOTIVE PRODUCTS -- 0.86%
    216,000   Delphi Automotive Systems
                Corp. .......................     3,402,000
                                               ------------
              BANKS -- 3.74%
     41,800   Bank of America Corp. .........     2,097,838
     66,600   Household International,
                Inc. ........................     2,480,850
    177,000   KeyCorp. ......................     3,916,125
    240,000   Washington Mutual, Inc. .......     6,240,000
                                               ------------
              TOTAL BANKS....................    14,734,813
                                               ------------
              CHEMICALS -- 7.80%
    201,800   Air Products & Chemicals,
                Inc. ........................     6,772,912
     77,900   Dow Chemical Company...........    10,409,387
    117,500   PPG Industries, Inc. ..........     7,351,094
    123,200   Praxair, Inc. .................     6,198,500
                                               ------------
              TOTAL CHEMICALS................    30,731,893
                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 4.06%
    422,700   Compaq Computer Corp. .........    11,439,319
     98,200   Seagate Technology, Inc.(c)....     4,572,438
                                               ------------
              TOTAL COMPUTERS AND OFFICE
              EQUIPMENT......................    16,011,757
                                               ------------
              CONSUMER GOODS AND SERVICES -- 2.97%
     85,900   Dana Corp. ....................     2,571,631
     87,900   Eastman Kodak Company..........     5,823,375
    114,800   Newell Rubbermaid, Inc.(a).....     3,329,200
                                               ------------
              TOTAL CONSUMER GOODS AND
              SERVICES.......................    11,724,206
                                               ------------
              DEFENSE -- 1.03%
     68,000   Raytheon Company -- Class A....     1,687,250
     89,200   Raytheon Company -- Class B....     2,369,375
                                               ------------
              TOTAL DEFENSE..................     4,056,625
                                               ------------
              ELECTRIC -- INTEGRATED -- 1.34%
    151,100   Public Service Enterprise
                Group, Inc.(a)...............     5,260,169
                                               ------------
              ELECTRONICS -- 1.77%
    121,400   Emerson Electric Company.......     6,965,325
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              ENVIRONMENTAL MANAGEMENT SERVICES -- 1.15%
    264,400   Waste Management, Inc. ........  $  4,544,375
                                               ------------
              FINANCE -- 0.65%
     42,500   Loews Corp. ...................     2,579,219
                                               ------------
              FOOD AND BEVERAGE -- 8.63%
    612,781   Archer-Daniels Midland
                Company......................     7,468,268
    108,400   Bestfoods......................     5,697,775
    279,100   ConAgra, Inc.(a)...............     6,297,194
    200,400   Heinz (H.J.) Company...........     7,978,425
    221,600   Pepsi Bottling Group, Inc. ....     3,670,250
     82,700   Pepsico, Inc. .................     2,915,175
                                               ------------
              TOTAL FOOD AND BEVERAGE........    34,027,087
                                               ------------
              INSURANCE -- 10.06%
    119,700   Aetna, Inc. ...................     6,680,756
    276,900   Allstate Corp. ................     6,645,600
     51,800   Aon Corp. .....................     2,072,000
    143,000   Chubb Corp. ...................     8,052,687
     34,500   CIGNA Corp. ...................     2,779,406
    211,000   St. Paul Companies.............     7,108,062
    196,700   UnumProvident Corp. ...........     6,306,694
                                               ------------
              TOTAL INSURANCE................    39,645,205
                                               ------------
              MACHINERY -- 2.93%
    179,100   Crown Cork & Seal Company......     4,007,363
    173,900   Deere & Company................     7,542,912
                                               ------------
              TOTAL MACHINERY................    11,550,275
                                               ------------
              MANUFACTURING -- 1.49%
    231,400   Masco Corp. ...................     5,871,775
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 3.65%
    126,200   Baxter International, Inc. ....     7,926,937
    274,000   Tenet Healthcare Corp.(c)......     6,439,000
                                               ------------
              TOTAL MEDICAL AND OTHER HEALTH
              SERVICES.......................    14,365,937
                                               ------------
              OIL AND GAS -- 15.17%
     43,200   Amerada Hess Corp. ............     2,451,600
    193,600   Burlington Resources, Inc. ....     6,400,900
     76,300   Chevron Corp. .................     6,609,488
    356,900   Conoco, Inc.(a)................     8,833,275
    180,600   Occidental Petroleum Corp. ....     3,905,475
     62,000   Phillips Petroleum Company.....     2,914,000
    134,200   Texaco, Inc. ..................     7,288,737
    131,700   Tosco Corp. ...................     3,580,594

                       See notes to financial statements.

                             EQUITY VALUE PORTFOLIO

                               DECEMBER 31, 1999

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              OIL AND GAS (CONTINUED)
    305,900   Union Pacific Resources Group,
                Inc. ........................  $  3,900,225
    199,100   Unocal Corp. ..................     6,682,294
    291,700   USX-Marathon Group.............     7,201,344
                                               ------------
              TOTAL OIL AND GAS..............    59,767,932
                                               ------------
              PAPER AND FOREST PRODUCTS -- 7.09%
     89,000   Champion International
                Corp. .......................     5,512,438
    242,900   Fort James Corp. ..............     6,649,387
    117,800   Georgia-Pacific Group..........     5,978,350
    173,500   International Paper Company....     9,791,906
                                               ------------
              TOTAL PAPER AND FOREST
              PRODUCTS.......................    27,932,081
                                               ------------
              PHARMACEUTICALS -- 1.84%
    199,200   Abbott Laboratories............     7,233,450
                                               ------------
              RETAIL -- 5.26%
    174,200   Federated Department Stores,
                Inc.(a)(c)...................     8,807,987
    247,300   May Department Stores Company..     7,975,425
    192,400   TJX Companies, Inc. ...........     3,932,175
                                               ------------
              TOTAL RETAIL...................    20,715,587
                                               ------------
              TELECOMMUNICATIONS -- 2.60%
    202,000   AT & T Corp. ..................    10,251,500
                                               ------------
              TRANSPORTATION -- 4.55%
    288,900   Burlington Northern Santa Fe
                Corp. .......................     7,005,825
    147,600   CSX Corp. .....................     4,630,950
    307,500   Norfolk Southern Corp. ........     6,303,750
                                               ------------
              TOTAL TRANSPORTATION...........    17,940,525
                                               ------------
              UTILITIES: ELECTRIC -- 3.74%
    215,700   FirstEnergy Corp. .............     4,893,694
    111,900   FPL Group, Inc. ...............     4,790,719
    142,300   Texas Utilities Company........     5,060,544
                                               ------------
              TOTAL UTILITIES: ELECTRIC......    14,744,957
                                               ------------
              TOTAL COMMON STOCK
              (Cost $415,739,863)............   371,959,756
                                               ------------
              REGULATED INVESTMENT COMPANIES -- 1.26%
  1,194,959   Janus Money Market Fund(b).....     1,194,959
  3,761,454   Merrimac Cash Fund -- Premium
                Class(b).....................     3,761,454
                                               ------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost $4,956,413)....     4,956,413
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CERTIFICATES OF
                DEPOSIT -- 1.00%
$   298,740   American Express Centurion
                Bank, 6.15%, 01/26/00(b).....  $    298,740
    672,165   Den Danske Bank, 6.39%,
                01/20/00(b)..................       672,165
  2,011,871   Den Danske Bank, 6.41%,
                01/27/00(b)..................     2,011,871
    298,740   Royal Bank of Scotland, 6.15%,
                01/20/00(b)..................       298,740
    672,165   Royal Bank of Scotland, 6.31%,
                01/27/00(b)..................       672,165
                                               ------------
              TOTAL CERTIFICATES OF DEPOSIT
              (Cost $3,953,681)..............     3,953,681
                                               ------------
              SHORT TERM CORPORATE NOTES -- 3.05%
  2,000,000   JP Morgan Securities, Inc.,
                Floating Rate, 4.605%(++),
                07/07/00(b)..................     2,000,000
 10,000,000   Prudential Securities, Inc.,
                Floating Rate, 4.85%(++),
                03/10/00(b)..................    10,000,000
                                               ------------
              TOTAL SHORT TERM CORPORATE
              NOTES
              (Cost $12,000,000).............    12,000,000
                                               ------------
              TIME DEPOSIT -- 0.85%
  3,349,106   BankBoston, N.A., 4.68%,
                01/03/00 (Cost
                $3,349,106)(b)...............     3,349,106
                                               ------------
              TOTAL SECURITIES
              (Cost $439,999,063)............   396,218,956
                                               ------------
              REPURCHASE AGREEMENT -- 5.38%
 21,212,108   With Investors Bank & Trust
                dated 12/31/99, 3.06%, due
                01/03/00, repurchase proceeds
                at maturity $21,217,517
                (Collateralized by Freddie
                Mac, 5.60%, due 12/15/08,
                with a value of $7,930,276,
                and Freddie Mac, 5.91%,
                02/15/08, with a value of
                $14,342,437) (Cost
                $21,212,108).................    21,212,108
                                               ------------
              Total Investments -- 105.92%
              (Cost $461,211,171)............   417,431,064
              Liabilities less other
              assets -- (5.92)%..............   (23,326,776)
                                               ------------
              NET ASSETS -- 100.00%..........  $394,104,288
                                               ============

                       See notes to financial statements.

                             EQUITY VALUE PORTFOLIO

                               DECEMBER 31, 1999

The aggregate cost of securities for federal income tax
purposes at December 31, 1999 is $463,436,425.
The following amount is based on cost for federal income
tax purposes:
    Gross unrealized appreciation............  $ 15,450,263
    Gross unrealized depreciation............   (61,455,624)
                                               ------------
    Net unrealized depreciation..............  $(46,005,361)
                                               ============

---------------
(a)  All or part of this security is on loan.
(b)  Collateral for securities on loan.
(c)  Non-income producing security.
(++) This interest rate is subject to change monthly based on the London
     Interbank Offered Rate ("LIBOR"). The rate shown was in effect at December 31, 1999.

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK -- 99.44%
              ADVERTISING -- 1.80%
    278,800   Interpublic Group, Inc.......  $   16,083,275
     63,300   Omnicom Group, Inc.(a).......       6,330,000
                                             --------------
              TOTAL ADVERTISING............      22,413,275
                                             --------------
              AEROSPACE -- 0.89%
    170,100   United Technologies Corp. ...      11,056,500
                                             --------------
              BANKS -- 3.60%
     37,200   Comerica, Inc................       1,526,681
    157,100   Fifth Third Bancorp..........      11,527,213
    206,700   First Security Corp..........       5,277,320
    534,800   Firstar Corp.................      11,297,650
     61,800   Northern Trust Corp. ........       3,275,400
    184,100   Wells Fargo Company..........       7,444,544
     73,900   Zions Bancorporation(a)......       4,373,956
                                             --------------
              TOTAL BANKS..................      44,722,764
                                             --------------
              BROADCAST SERVICES -- 4.55%
    502,500   AT&T Corp. -- Liberty Media
                Group -- Class A(a)(c).....      28,516,875
    194,900   Clear Channel Communications,
                Inc.(a)(c).................      17,394,825
    210,600   Comcast Corp.................      10,648,463
                                             --------------
              TOTAL BROADCAST SERVICES.....      56,560,163
                                             --------------
              CHEMICALS -- 0.67%
    166,400   Praxair, Inc. ...............       8,372,000
                                             --------------
              COMPUTER SOFTWARE AND SERVICES -- 15.96%
    335,100   America Online, Inc.(c)......      25,279,106
    158,200   BMC Software, Inc.(c)........      12,646,113
    298,200   Cisco Systems, Inc.(c).......      31,944,675
     44,150   Comverse Technology,
                Inc.(a)(c).................       6,390,712
     92,800   Electronic Data Systems
                Corp. .....................       6,211,800
    534,700   Microsoft Corp.(c)...........      62,426,225
    165,800   Oracle Corp.(c)..............      18,579,963
    259,500   Sun Microsystems, Inc.(c)....      20,095,031
     33,898   Yahoo!, Inc.(a)(c)...........      14,667,241
                                             --------------
              TOTAL COMPUTER SOFTWARE AND
              SERVICES.....................     198,240,866
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              COMPUTERS AND OFFICE EQUIPMENT -- 4.19%
    108,200   Apple Computer, Inc.(a)(c)...  $   11,124,312
     30,700   Avery Dennison Corp..........       2,237,262
    252,700   Dell Computer Corp.(c).......      12,887,700
    140,800   EMC Corp.(a)(c)..............      15,382,400
     39,200   Lexmark International Group,
                Inc.(c)....................       3,547,600
     47,700   Veritas Software Corp.(c)....       6,827,062
                                             --------------
              TOTAL COMPUTER AND OFFICE
              EQUIPMENT....................      52,006,336
                                             --------------
              CONSUMER GOODS AND SERVICES -- 5.83%
    188,200   Colgate-Palmolive Company....      12,233,000
    336,500   General Electric Company.....      52,073,375
    125,300   Kimberly-Clark Corp..........       8,175,825
                                             --------------
              TOTAL CONSUMER GOODS AND
              SERVICES.....................      72,482,200
                                             --------------
              ELECTRONICS -- 5.94%
     83,200   JDS Uniphase Corp.(a)(c).....      13,421,200
    226,800   Motorola, Inc.(a)............      33,396,300
     58,500   Rockwell International
                Corp.......................       2,800,688
    163,400   Solectron Corp.(c)...........      15,543,425
     89,400   Texas Instruments, Inc.......       8,660,625
                                             --------------
              TOTAL ELECTRONICS............      73,822,238
                                             --------------
              FINANCIAL SERVICES -- 4.85%
     97,400   American Express Company.....      16,192,750
    125,400   Capital One Financial
                Corp.......................       6,042,713
    504,600   Citigroup, Inc. .............      28,036,838
    109,300   Providian Financial Corp.....       9,953,131
                                             --------------
              TOTAL FINANCIAL SERVICES.....      60,225,432
                                             --------------
              FOOD AND BEVERAGE -- 0.84%
     68,900   Anheuser-Busch Companies,
                Inc........................       4,883,288
    139,500   Sysco Corp...................       5,518,969
                                             --------------
              TOTAL FOOD AND BEVERAGE......      10,402,257
                                             --------------
              INSURANCE -- 2.60%
    120,700   American General Corp........       9,158,112
    214,500   American International
                Group......................      23,192,813
                                             --------------
              TOTAL INSURANCE..............      32,350,925
                                             --------------
              LEISURE AND
                RECREATION -- 0.34%
     88,400   Carnival Corp., Class A......       4,226,625
                                             --------------

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 1999

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              MANUFACTURING -- 3.20%
     54,900   Corning, Inc. ...............  $    7,078,669
     79,500   Sealed Air Corp.(c)..........       4,119,094
    735,400   Tyco International Ltd. .....      28,588,675
                                             --------------
              TOTAL MANUFACTURING..........      39,786,438
                                             --------------
              MEDIA -- 4.25%
    215,900   CBS Corp.(c).................      13,804,106
    223,100   Time Warner, Inc. ...........      16,160,806
    377,000   Viacom, Inc. Class B(c)......      22,784,938
                                             --------------
              TOTAL MEDIA..................      52,749,850
                                             --------------
              MEDICAL -- BIOMEDICAL -- 1.96%
    221,100   Amgen, Inc.(c)...............      13,279,819
     66,900   Biogen, Inc.(c)..............       5,653,050
     50,000   Immunex Corp.(a)(c)..........       5,475,000
                                             --------------
              TOTAL MEDICAL --BIOMEDICAL...      24,407,869
                                             --------------
              MEDICAL PRODUCTS -- 1.82%
     65,200   Bausch & Lomb, Inc. .........       4,462,125
    195,400   Johnson & Johnson............      18,196,625
                                             --------------
              TOTAL MEDICAL PRODUCTS.......      22,658,750
                                             --------------
              OIL AND GAS -- 4.82%
    127,200   Burlington Resources,
                Inc. ......................       4,205,550
    412,800   Conoco, Inc.(a)..............      10,216,800
    364,500   Enron Corp.(a)...............      16,174,688
    223,300   Exxon Mobil Corp. ...........      17,989,606
    186,700   Royal Dutch Petroleum
                Company....................      11,283,681
                                             --------------
              TOTAL OIL AND GAS............      59,870,325
                                             --------------
              PAPER AND FOREST PRODUCTS -- 0.47%
     80,900   Weyerhaeuser Company.........       5,809,631
                                             --------------
              PHARMACEUTICALS -- 4.86%
     91,200   Allergan, Inc. ..............       4,537,200
    191,500   Bristol-Myers Squibb
                Company....................      12,291,906
     37,900   Genentech, Inc.(c)...........       5,097,550
    449,400   Schering-Plough Corp. .......      18,959,062
    238,200   Warner-Lambert Company.......      19,517,512
                                             --------------
              TOTAL PHARMACEUTICALS........      60,403,230
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              RETAIL -- 10.30%
     51,700   Amazon.com, Inc. ............  $    3,935,663
     26,600   Costco Companies, Inc.(c)....       2,427,250
    169,800   CVS Corp. ...................       6,781,388
    171,500   Dayton Hudson Corp. .........      12,594,531
    212,400   Estee Lauder Companies --
                Class A(a).................      10,712,925
    517,200   Home Depot, Inc. ............      35,460,525
    227,600   Tandy Corp.(a)...............      11,195,075
    407,600   TJX Companies, Inc. .........       8,330,325
    526,500   Wal-Mart Stores, Inc. .......      36,394,312
                                             --------------
              TOTAL RETAIL.................     127,831,994
                                             --------------
              SEMICONDUCTORS -- 3.00%
     99,700   Applied Materials, Inc.(c)...      12,630,744
    197,300   Intel Corp. .................      16,240,256
    182,600   Xilinx, Inc.(c)..............       8,302,603
                                             --------------
              TOTAL SEMICONDUCTORS.........      37,173,603
                                             --------------
              TELECOMMUNICATIONS -- 12.70%
    151,900   ALLTEL Corp. ................      12,560,231
    306,400   Lucent Technologies..........      22,922,550
    106,500   MCI Worldcom, Inc.(c)........       5,651,156
    119,300   Nextel Communications,
                Inc.(a)(c).................      12,302,813
    113,500   Nokia Corp. (ADR)(a).........      21,565,000
     41,200   Omnipoint Corp.(c)...........       4,969,750
    114,400   QUALCOMM, Inc.(c)............      20,148,700
    241,700   SBC Communications, Inc. ....      11,782,875
    407,600   Sprint Corp. (Fon Group).....      27,436,575
    102,500   Sprint Corp. (PCS
                Group)(a)(c)...............      10,506,250
     40,600   Tellabs, Inc.(c).............       2,606,012
     37,300   Voicestream Wireless
                Corp.(a)(c)................       5,308,256
                                             --------------
              TOTAL TELECOMMUNICATIONS.....     157,760,168
                                             --------------
              TOTAL COMMON STOCK
              (Cost $863,674,094)..........   1,235,333,439
                                             --------------
              REGULATED INVESTMENT COMPANIES -- 3.63%
  7,197,567   Janus Money Market Fund(b)...       7,197,567
 37,773,007   Merrimac Cash Fund -- Premium
                Class(b)...................      37,773,007
                                             --------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost
              $44,970,574).................      44,970,574
                                             --------------

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 1999

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              CERTIFICATES OF
                DEPOSIT -- 1.87%
$ 2,955,336   American Express Centurion
                Bank, 6.15%, 01/26/00(b)...  $    2,955,336
  6,649,504   Den Danske Bank, 6.39%,
                01/20/00(b)................       6,649,504
  4,048,633   Den Danske Bank, 6.41%,
                01/27/00(b)................       4,048,633
  2,955,336   Royal Bank of Scotland,
                6.15%, 01/20/00(b).........       2,955,336
  6,649,504   Royal Bank of Scotland,
                6.31%, 01/27/00(b).........       6,649,504
                                             --------------
              TOTAL CERTIFICATES OF DEPOSIT
              (Cost $23,258,313)...........      23,258,313
                                             --------------
              SHORT TERM CORPORATE NOTES -- 6.24%
 11,000,000   Bank of Montreal, Floating
                Rate, 4.33%(++),
                04/05/00(b)................      11,000,000
  8,000,000   First Union National Bank,
                Floating Rate, 4.765%(++),
                05/01/00(b)................       8,000,000
  1,000,000   Goldman Sachs & Company,
                Floating Rate, 6.446%(++),
                02/04/00(b)................       1,000,000
 15,000,000   JP Morgan Securities, Inc.,
                Floating Rate, 4.605%(++),
                07/07/00(b)................      15,000,000
  6,000,000   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                4.60%(++), 01/11/00(b).....       6,000,000
 36,500,000   Prudential Securities, Inc.,
                Floating Rate, 4.85%(++),
                03/10/00(b)................      36,500,000
                                             --------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $77,500,000).....      77,500,000
                                             --------------
              TIME DEPOSIT -- 0.03%
    390,979   BankBoston N.A., 4.68%,
                01/03/00(b) (Cost
                $390,979)..................         390,979
                                             --------------
              TOTAL SECURITIES
              (Cost $1,009,793,960)........   1,381,453,305
                                             --------------

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              REPURCHASE AGREEMENT -- 0.95%
$11,777,953   With Investors Bank & Trust,
                dated 12/31/99, 3.06%, due
                01/03/00, repurchase
                proceeds at maturity
                $11,780,956 (Collateralized
                by Government National
                Mortgage Association,
                6.125%, due 10/20/23, with
                a value of $8,688,771 and
                Small Business
                Administration Loan,
                8.125%, due 04/25/24, with
                a value of $3,678,080)
                (Cost $11,777,953).........  $   11,777,953
                                             --------------
              Total Investments -- 112.16%
              (Cost $1,021,571,913)........   1,393,231,258
              Liabilities less other
              assets -- (12.16)%...........    (150,994,815)
                                             --------------
              NET ASSETS -- 100.00%........  $1,242,236,443
                                             ==============

The aggregate cost of securities for federal income tax
purposes at December 31, 1999 is $1,023,222,305.
The following amount is based on cost for federal income
tax purposes:
    Gross unrealized appreciation..........  $386,580,829
    Gross unrealized depreciation..........   (16,571,876)
                                             ------------
    Net unrealized appreciation............  $370,008,953
                                             ============

---------------
(a)  All or part of this security is on loan.
(b)  Collateral for securities on loan.
(c)  Non-income producing securities.
(++) This interest rate is subject to change monthly based on the London
     Interbank Offered Rate ("LIBOR"). The rate shown was in effect at December 31, 1999.
(ADR) American Depository Receipt

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK -- 98.65%
              ADVERTISING -- 2.17%
    145,000   Clear Channel Communications,
                Inc.(a)(c).................  $   12,941,250
    252,700   Interpublic Group, Inc. .....      14,577,631
                                             --------------
              TOTAL ADVERTISING............      27,518,881
                                             --------------
              BANKS -- 1.10%
    125,000   Bank of New York.............       5,000,000
    219,500   Wells Fargo Company..........       8,876,031
                                             --------------
              TOTAL BANKS..................      13,876,031
                                             --------------
              COMPUTER SOFTWARE AND SERVICES -- 14.36%
    200,000   America Online, Inc.(c)......      15,087,500
    405,000   Cisco Systems, Inc.(c).......      43,385,625
    129,300   Electronic Arts(c)...........      10,861,200
    548,100   Microsoft Corp.(c)...........      63,990,675
    225,200   Oracle Corp.(c)..............      25,236,475
     54,000   Yahoo!, Inc.(a)(c)...........      23,365,125
                                             --------------
              TOTAL COMPUTER SOFTWARE AND
              SERVICES.....................     181,926,600
                                             --------------
              COMPUTERS AND OFFICE EQUIPMENT -- 7.01%
    283,500   Dell Computer Corp.(c).......      14,458,500
    356,000   EMC/Mass Corp.(a)(c).........      38,893,000
    248,000   Hewlett-Packard Company......      28,256,500
     67,000   International Business
                Machines...................       7,236,000
                                             --------------
              TOTAL COMPUTERS AND OFFICE
              EQUIPMENT....................      88,844,000
                                             --------------
              CONSUMER GOODS AND SERVICES -- 10.92%
    173,000   Colgate-Palmolive Company....      11,245,000
    361,400   General Electric Company.....      55,926,650
    664,800   Gillette Company.............      27,381,450
    277,700   Newell Rubbermaid, Inc. .....       8,053,300
    326,100   Proctor & Gamble Company.....      35,728,331
                                             --------------
              TOTAL CONSUMER GOODS AND
              SERVICES.....................     138,334,731
                                             --------------
              DEFENSE -- 0.50%
     75,000   General Dynamics Corp. ......       3,956,250
     38,000   United Technologies Corp. ...       2,470,000
                                             --------------
              TOTAL DEFENSE................       6,426,250
                                             --------------
              ELECTRONICS -- 2.36%
    303,200   Electronic Data Systems
                Corp. .....................      20,295,450
    102,500   Solectron Corp.(c)...........       9,750,313
                                             --------------
              TOTAL ELECTRONICS............      30,045,763
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              FINANCE -- 2.26%
     82,500   American Express Company.....  $   13,715,625
    157,000   Citigroup, Inc. .............       8,723,313
    100,000   Fannie Mae...................       6,243,750
                                             --------------
              TOTAL FINANCE................      28,682,688
                                             --------------
              FOOD AND BEVERAGE -- 4.41%
    100,000   Anheuser-Busch Companies,
                Inc. ......................       7,087,500
    182,400   Bestfoods....................       9,587,400
    485,500   Coca-Cola Company............      28,280,375
    200,000   Coca-Cola Enterprises,
                Inc. ......................       4,025,000
    193,700   Pepsico, Inc. ...............       6,827,925
                                             --------------
              TOTAL FOOD AND BEVERAGE......      55,808,200
                                             --------------
              INSURANCE -- 2.45%
    287,550   American International
                Group......................      31,091,344
                                             --------------
              LEISURE AND RECREATION -- 1.80%
    273,800   Carnival Corp. ..............      13,091,063
    308,300   Marriot International --
                Class A....................       9,730,719
                                             --------------
              TOTAL LEISURE AND
              RECREATION...................      22,821,782
                                             --------------
              MANUFACTURING -- 2.57%
     55,000   Honeywell International,
                Inc. ......................       3,172,812
     70,000   PE Corp-PE Biosystems
                Group......................       8,421,875
    540,000   Tyco International Ltd. .....      20,992,500
                                             --------------
              TOTAL MANUFACTURING..........      32,587,187
                                             --------------
              MEDIA -- 0.45%
     78,000   Time Warner, Inc. ...........       5,650,125
                                             --------------
              MEDICAL AND OTHER HEALTH SERVICES -- 4.01%
    512,500   Boston Scientific Corp.(c)...      11,210,937
    268,500   Johnson & Johnson............      25,004,063
    401,000   Medtronics, Inc. ............      14,611,438
                                             --------------
              TOTAL MEDICAL AND OTHER
              HEALTH SERVICES..............      50,826,438
                                             --------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 0.19%
     50,000   Guidant Corp.(a)(c)..........       2,350,000
                                             --------------
              OIL AND GAS -- 0.69%
    100,000   Conoco, Inc.(a)..............       2,475,000
    140,000   Enron Corp.(a)...............       6,212,500
                                             --------------
              TOTAL OIL AND GAS............       8,687,500
                                             --------------
              PHARMACEUTICALS -- 8.36%
    377,800   Bristol-Myers Squibb
                Company....................      24,250,037
    165,000   Lilly (Eli) & Company........      10,972,500

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 1999

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              PHARMACEUTICALS (CONTINUED)
    100,000   Merck & Company, Inc. .......  $    6,706,250
  1,034,400   Pfizer, Inc. ................      33,553,350
    240,700   Schering-Plough Corp. .......      10,154,531
     37,000   Sepracor, Inc.(a)(c).........       3,669,938
    202,000   Warner-Lambert Company.......      16,551,375
                                             --------------
              TOTAL PHARMACEUTICALS........     105,857,981
                                             --------------
              RESEARCH AND DEVELOPMENT -- 2.57%
    430,000   Amgen, Inc.(c)...............      25,826,875
     50,000   Genentech, Inc.(c)...........       6,725,000
                                             --------------
              TOTAL RESEARCH AND
              DEVELOPMENT..................      32,551,875
                                             --------------
              RESTAURANTS -- 2.11%
    661,700   McDonald's Corp. ............      26,674,781
                                             --------------
              RETAIL -- 8.76%
    318,900   Circuit City Stores..........      14,370,431
    209,600   Costco Wholesale Corp.(c)....      19,126,000
     65,000   Dayton-Hudson Corp. .........       4,773,437
    336,950   Gap Stores...................      15,499,700
    575,500   Home Depot, Inc. ............      39,457,719
    100,000   Nike, Inc. -- Class B........       4,956,250
     88,000   Safeway, Inc.(c).............       3,129,500
    140,000   Wal-Mart Stores, Inc. .......       9,677,500
                                             --------------
              TOTAL RETAIL.................     110,990,537
                                             --------------
              SEMICONDUCTORS -- 5.73%
     45,000   Applied Materials, Inc.(c)...       5,700,937
    438,600   Intel Corp. .................      36,102,263
     92,000   JDS Uniphase Corp.(a)(c).....      14,840,750
     60,000   STMicroelectronics N.V.(a)...       9,086,250
    150,000   Xilinx, Inc.(c)..............       6,820,320
                                             --------------
              TOTAL SEMICONDUCTORS.........      72,550,520
                                             --------------
              TELECOMMUNICATIONS -- 13.87%
     80,000   GTE Corp. ...................       5,645,000
    259,000   Lucent Technologies..........      19,376,437
    840,850   MCI Worldcom, Inc.(c)........      44,617,603
     92,000   Motorola, Inc.(a)............      13,547,000
     70,000   Nextel Communications, Inc.
                Class A(c).................       7,218,750
    158,000   Nokia Corp.(ADR).............      30,020,000
     41,000   Nortel Networks Corp. .......       4,141,000
    176,000   QUALCOMM, Inc.(c)............      30,998,000

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
     70,000   SBC Communications, Inc. ....  $    3,412,500
    259,800   Tellabs, Inc.(c).............      16,675,913
                                             --------------
              TOTAL TELECOMMUNICATIONS.....     175,652,203
                                             --------------
              TOTAL COMMON STOCK (Cost
              $840,587,794)................   1,249,755,417
                                             --------------
              REGULATED INVESTMENT COMPANIES -- 0.98%
  4,017,316   Janus Money Market Fund(b)...       4,017,316
  8,344,524   Merrimac Cash Fund -- Premium
                Class(b)...................       8,344,524
                                             --------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost
              $12,361,840).................      12,361,840
                                             --------------
 PRINCIPAL
 ---------
              CERTIFICATES OF DEPOSIT -- 0.90%
$ 1,004,329   American Express Centurion
                Bank, 6.15%, 01/26/00(b)...       1,004,329
  2,259,740   Den Danske Bank, 6.39%,
                01/20/00(b)................       2,259,740
  4,860,611   Den Danske Bank, 6.41%,
                01/27/00(b)................       4,860,611
  1,004,329   Royal Bank of Scotland,
                6.15%, 01/20/00(b).........       1,004,329
  2,259,740   Royal Bank of Scotland,
                6.31%, 01/27/00(b).........       2,259,740
                                             --------------
              TOTAL CERTIFICATES OF DEPOSIT
              (Cost $11,388,749)...........      11,388,749
                                             --------------
              SHORT TERM CORPORATE NOTES -- 4.10%
  7,000,000   Bank of Montreal, Floating
                Rate, 4.33%(++), 04/05/00(b)      7,000,000
  4,000,000   Goldman Sachs & Company,
                Floating Rate, 6.446%(++),
                02/04/00(b)................       4,000,000
  6,000,000   JP Morgan Securities, Inc.,
                Floating Rate, 4.605%(++),
                07/07/00(b)................       6,000,000
  5,000,000   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                4.60%(++), 01/11/00(b).....       5,000,000
 30,000,000   Prudential Securities, Inc.,
                Floating Rate, 4.85%(++),
                03/10/00(b)................      30,000,000
                                             --------------
              TOTAL SHORT TERM CORPORATE NOTES
              (Cost $52,000,000)...........      52,000,000
                                             --------------

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 1999

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              TIME DEPOSIT -- 0.46%
$ 5,806,052   BankBoston, N.A., 4.68%,
                01/03/00(b) (Cost
                $5,806,052)................  $    5,806,052
                                             --------------
              TOTAL SECURITIES (Cost
              $922,144,435)................   1,331,312,058
                                             --------------
              REPURCHASE AGREEMENTS --2.15%
 17,369,727   With Investors Bank & Trust,
                dated 12/31/99, 3.06%, due
                01/03/00, repurchase
                proceeds at maturity
                $17,374,156 (Collateralized
                by Freddie Mac, 6.23%, due
                03/25/22, with a value of
                $5,464,526, and Ginnie Mae,
                Adjustable Rate Mortgage,
                6.375%, due 04/20/24, with
                a value of $12,773,688)
                (Cost $17,369,727).........      17,369,727
  9,924,680   With Morgan Stanley Dean
                Witter & Company, dated
                12/31/99, 2.03%, due
                01/03/00, repurchase
                proceeds at maturity
                $9,926,359 (Collateralized
                by U.S. Treasury Notes,
                7.25%, due 05/15/04, with a
                value of $10,125,693) (Cost
                $9,924,680)................       9,924,680
                                             --------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost $27,294,407)...........      27,294,407
                                             --------------
              Total Investments -- 107.24%
              (Cost $949,438,842)..........   1,358,606,465
              Liabilities less other
              assets -- (7.24)%............     (91,737,311)
                                             --------------
              NET ASSETS -- 100.00%........  $1,266,869,154
                                             ==============


The aggregate cost of securities for federal income tax
purposes at December 31, 1999, is $953,944,640.
The following amount is based on cost for federal income
tax purposes:
    Gross unrealized appreciation..........  $428,244,710
    Gross unrealized depreciation..........   (23,582,885)
                                             ------------
    Net unrealized appreciation............  $404,661,825
                                             ============

---------------

(a)   All or part of this security is on loan.
(b)   Collateral for securities on loan.
(c)   Non-income producing security.
(++) This interest rate is subject to change monthly based on the London Interbank Offered Rate
      ("LIBOR"). The rate shown was in effect at December
      31, 1999.
(ADR) American Depository Receipts.

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK -- 94.00%
              ADVERTISING -- 0.80%
     66,200   TMP Worldwide, Inc.(c).......  $    9,400,400
                                             --------------
              AEROSPACE -- 0.94%
    219,900   AAR Corp. ...................       3,944,456
    146,700   REMEC, Inc.(c)...............       3,740,850
     70,100   The Titan Corp.(c)...........       3,303,463
                                             --------------
              TOTAL AEROSPACE..............      10,988,769
                                             --------------
              AIRLINES -- 0.14%
     67,900   Atlantic Coast Airlines
                Holdings, Inc.(a)(c).......       1,612,625
                                             --------------
              AUTOMOTIVE SERVICES -- 0.06%
    110,800   Keystone Automotive
                Industries, Inc.(c)........         650,950
                                             --------------
              BANKS -- 2.20%
    246,503   Charter One Financials,
                Inc. ......................       4,714,370
    143,139   Firstar Corp. ...............       3,023,811
    138,160   First Washington Bancorp,
                Inc. ......................       2,037,860
    173,010   Hudson United Bancorp. ......       4,422,568
    325,000   Peoples Bank.................       6,865,625
     16,000   Silicon Valley
                Bancshares(c)..............         792,000
    145,400   Sterling Financial
                Corp.(c)...................       1,672,100
     73,304   Summit Bancorp. .............       2,244,935
                                             --------------
              TOTAL BANKS..................      25,773,269
                                             --------------
              BROADCASTING -- 1.64%
    158,000   Acme Communications,
                Inc.(c)....................       5,253,500
    340,000   Metro-Goldwyn-Mayer,
                Inc.(a)(c).................       8,011,250
    158,000   Salem Communications Corp. --
                Class A(c).................       3,574,750
     57,700   Spanish Broadcasting Systems,
                Inc. -- Class A(c).........       2,322,425
                                             --------------
              TOTAL BROADCASTING...........      19,161,925
                                             --------------
              BUILDING PRODUCTS -- 0.19%
    186,800   U.S. Aggregates, Inc. .......       2,241,600
                                             --------------
              BUSINESS SERVICES -- 5.57%
    154,800   ABM Industries, Inc. ........       3,154,050
    219,700   AHL Services, Inc.(c)........       4,586,237
     75,500   Cornell Corrections,
                Inc.(c)....................         632,313
     94,350   Iron Mountain, Inc.(c).......       3,709,134
    171,900   Manpower, Inc. ..............       6,467,737
     58,200   On Assignment, Inc.(c).......       1,738,725
    123,850   Optimal Robotics Corp.(c)....       4,613,413

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              BUSINESS SERVICES (CONTINUED)
    273,700   Orthodontic Centers of
                America, Inc.(c)...........  $    3,267,294
    257,500   Protection One, Inc.(c)......         498,906
     36,900   RCM Technologies, Inc.(c)....         636,525
    227,600   RSA Security, Inc.(c)........      17,639,000
    100,000   Reynolds & Reynolds
                Company -- Class A.........       2,250,000
    259,700   Sterling Commerce, Inc.(c)...       8,846,031
    140,100   Superior Consultant Holdings
                Corp.(c)...................       1,996,425
    124,900   The InterCept Group,
                Inc.(c)....................       3,707,969
     60,000   Volt Information Sciences,
                Inc.(c)....................       1,432,500
                                             --------------
              TOTAL BUSINESS SERVICES......      65,176,259
                                             --------------
              CHEMICALS -- 0.20%
     81,300   Chemed Corp. ................       2,327,212
                                             --------------
              COMMERCIAL SERVICES -- 2.16%
    103,800   Central Parking Corp.(a).....       1,985,175
    231,200   Coinmach Laundry
                Corp.(a)(c)................       2,456,500
    115,600   F.Y.I., Inc.(c)..............       3,930,400
     62,200   Innotrac Corp.(c)............         855,250
    197,000   Mac-Gray Corp.(c)............         751,062
    207,600   Marketing Specialists
                Corp.(c)...................         778,500
     43,100   MemberWorks, Inc.(c).........       1,430,381
    201,900   MPW Industrial Services
                Group, Inc.(c).............       1,602,581
    116,561   Nova Corp.(c)................       3,678,957
     77,200   Pierce Leahy Corp.(c)........       3,338,900
     48,500   Student Advantage,
                Inc.(a)(c).................       1,076,094
    270,000   The IT Group, Inc.(c)........       2,480,625
    196,200   Towne Services, Inc.(c)......         784,800
    115,500   United Road Services,
                Inc.(c)....................         187,688
                                             --------------
              TOTAL COMMERCIAL SERVICES....      25,336,913
                                             --------------
              COMMUNICATIONS -- 7.41%
    195,500   Adelphia Communications
                Corp. -- Class A(a)(c).....      12,829,688
     82,000   American Tower Corp. -- Class
                A(a)(c)....................       2,506,125
    315,000   Cabletron Systems, Inc.(c)...       8,190,000
     73,500   Citadel Communications
                Corp.(c)...................       4,768,312
    169,900   Digital Microwave Corp.(c)...       3,982,031

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1999

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              COMMUNICATIONS (CONTINUED)
    222,100   Emmis Communications Corp. --
                Class A(c).................  $   27,682,677
    100,600   Harmonic, Inc.(a)(c).........       9,550,712
     94,400   Insight Communications
                Company, Inc.(c)...........       2,796,600
    140,700   Inter-Tel, Inc. .............       3,517,500
    228,950   Performance Technologies,
                Inc.(c)....................       3,978,006
     55,000   Powerwave Technologies,
                Inc.(a)(c).................       3,210,625
    186,697   Saga Communications,
                Inc.(c)....................       3,780,614
                                             --------------
              TOTAL COMMUNICATIONS.........      86,792,890
                                             --------------
              COMPUTER AND SOFTWARE SERVICES -- 12.27%
    216,600   Actuate Corp.(c).............       9,286,725
     84,650   Advent Software, Inc.(c).....       5,454,634
     67,000   Autoweb.com, Inc.(c).........         728,625
    143,200   Best Software, Inc.(c).......       4,224,400
    140,700   Bindview Development
                Corp.(c)...................       6,991,031
     18,100   Brio Technology, Inc.(c).....         760,200
     95,000   Broadbase Software,
                Inc.(a)(c).................      10,687,500
     87,400   CACI International,
                Inc.(c)....................       1,977,425
    160,000   CNET, Inc.(a)(c).............       9,080,000
     32,171   DoubleClick, Inc.(c).........       8,141,274
     24,600   Exchange Applications,
                Inc.(c)....................       1,374,525
    145,000   GetThere.com, Inc.(a)(c).....       5,836,250
    232,100   Harbinger Corp.(c)...........       7,383,681
     70,500   Legato Systems, Inc.(c)......       4,851,281
     18,900   Loislaw.com, Inc.(c).........         739,462
     85,000   Manugistics Group, Inc.(c)...       2,746,562
     29,100   MedicaLogic, Inc.(c).........         611,100
    110,200   Metamor Worldwide, Inc.(c)...       3,209,575
     39,100   MICROS Systems, Inc.(a)(c)...       2,893,400
    100,000   Mission Critical Software,
                Inc.(c)....................       7,000,000
     56,100   Multex.com, Inc.(c)..........       2,110,763
     18,650   Netegrity, Inc.(c)...........       1,061,884
     73,600   Pinnacle Systems, Inc.(c)....       3,118,800
    200,000   Policy Management Systems
                Corp.(c)...................       5,112,500
     11,700   Pomeroy Computer Resources,
                Inc.(c)....................         155,025
     31,205   PSINet, Inc.(a)(c)...........       1,926,909
     66,000   Puma Technology, Inc.(c).....       8,621,250
     72,300   QRS Corp.(c).................       7,591,500

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              COMPUTER AND SOFTWARE SERVICES (CONTINUED)
     36,600   RadiSys Corp.(c).............  $    1,866,600
    267,800   Rational Software Corp.(c)...      13,155,675
    200,000   Telescan, Inc.(c)............       4,937,500
                                             --------------
              TOTAL COMPUTER AND SOFTWARE
              SERVICES.....................     143,636,056
                                             --------------
              COMPUTERS AND OFFICE EQUIPMENT -- 1.30%
    139,600   Cybex Computer Products
                Corp.(c)...................       5,653,800
    100,000   SanDisk Corp.(c).............       9,625,000
                                             --------------
              TOTAL COMPUTERS AND OFFICE
              EQUIPMENT....................      15,278,800
                                             --------------
              CONSTRUCTION -- 0.14%
    253,500   Michael Baker Corp.(c).......       1,679,437
                                             --------------
              CONSUMER GOODS AND SERVICES -- 0.91%
    329,800   Carriage Services, Inc.(c)...       1,958,187
     64,350   Diamond Technology Partners,
                Inc.(c)....................       5,530,078
     67,600   Glacier Water Services,
                Inc.(a)(c).................       1,094,275
    235,800   Helen of Troy Ltd.(c)........       1,709,550
     89,800   Pameco Corp.(c)..............         364,813
                                             --------------
              TOTAL CONSUMER GOODS AND
              SERVICES.....................      10,656,903
                                             --------------
              EDUCATION -- 1.11%
     89,100   Bright Horizons Family
                Solutions, Inc.(c).........       1,670,625
     77,200   Career Education Corp.(c)....       2,962,550
    197,200   Childrens Comprehensive
                Services, Inc.(c)..........       1,109,250
    471,765   ITT Educational Services,
                Inc.(c)....................       7,282,872
                                             --------------
              TOTAL EDUCATION..............      13,025,297
                                             --------------
              ELECTRONICS -- 3.82%
    112,700   Aavid Thermal Technologies,
                Inc.(c)....................       2,768,194
    103,950   ACT Manufacturing, Inc.(c)...       3,898,125
     51,100   ANADIGICS, Inc.(c)...........       2,411,281
     55,100   BOLDER Technologies
                Corp.(c)...................         702,525
     19,900   FARO Technologies, Inc.(c)...          58,456
    280,000   Genesis Microchip,
                Inc.(a)(c).................       5,915,000
    107,550   Hughes Supply, Inc.(c).......       2,319,047

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1999

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              ELECTRONICS (CONTINUED)
    185,000   Maker Communications,
                Inc.(c)....................  $    7,908,750
    146,000   Power Integrations,
                Inc.(c)....................       6,998,875
    105,000   Rogers Corp.(c)..............       4,016,250
    309,300   Sensormatic Electronics
                Corp.(a)(c)................       5,393,419
     75,000   Thomas & Betts Corp. ........       2,390,625
                                             --------------
              TOTAL ELECTRONICS............      44,780,547
                                             --------------
              ENGINEERING -- 0.21%
    111,800   URS Corp.(c).................       2,424,663
                                             --------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 1.03%
    275,320   Allied Waste Industries,
                Inc.(c)....................       2,426,258
    214,700   Capital Environmental
                Resource, Inc.(c)..........       1,274,781
    151,900   Casella Waste Systems,
                Inc. -- Class A(a)(c)......       2,867,112
    203,000   Waste Connections, Inc.(c)...       2,930,813
    223,100   Waste Industries, Inc.(c)....       2,523,819
                                             --------------
              TOTAL ENVIRONMENTAL
              MANAGEMENT SERVICES..........      12,022,783
                                             --------------
              EQUIPMENT RENTAL AND LEASING -- 1.08%
    142,800   Aaron Rents, Inc. -- Class
                B..........................       2,534,700
    140,000   Amplicon, Inc. ..............       1,522,500
    145,000   Electro Rent Corp.(c)........       1,685,625
    177,900   Rent-A-Center, Inc.(a)(c)....       3,524,644
     79,000   XTRA Corp.(c)................       3,367,375
                                             --------------
              TOTAL EQUIPMENT RENTAL AND
              LEASING......................      12,634,844
                                             --------------
              FINANCE -- 2.07%
    320,490   Allied Capital Corp. ........       5,868,973
    145,900   Cash American Investments,
                Inc. ......................       1,422,525
    128,160   CCB Financial Corp. .........       5,582,970
     51,500   Creditrust Corp.(a)(c).......         395,906
    127,340   Metris Companies, Inc. ......       4,544,446
    114,100   NCO Group, Inc.(c)...........       3,437,263
     90,000   Washington Mutual, Inc. .....       2,340,000
     48,800   Web Street, Inc.(c)..........         603,900
                                             --------------
              TOTAL FINANCE................      24,195,983
                                             --------------
              FOOD AND BEVERAGE -- 2.64%
    110,000   Applebees International,
                Inc. ......................       3,245,000
    157,500   Benihana, Inc.(c)............       2,273,906

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              FOOD AND BEVERAGE (CONTINUED)
     82,000   CEC Entertainment, Inc.(c)...  $    2,326,750
    132,300   Garden Fresh Restaurant
                Corp.(c)...................       2,265,637
    138,000   Morrison Management
                Specialists, Inc. .........       2,975,625
    131,700   Outback Steakhouse,
                Inc.(c)....................       3,415,969
     59,200   P.F. Chang's China Bistro,
                Inc.(c)....................       1,472,600
    159,300   RARE Hospitality
                International, Inc.(c).....       3,447,348
    476,600   Ruby Tuesday, Inc. ..........       8,668,163
     90,800   Sylvan, Inc.(c)..............         771,800
                                             --------------
              TOTAL FOOD AND BEVERAGE......      30,862,798
                                             --------------
              INDUSTRIAL AUTOMATION --0.46%
     58,800   Brooks Automation, Inc.(c)...       1,914,675
     52,400   PRI Automation, Inc.(a)(c)...       3,517,350
                                             --------------
              TOTAL INDUSTRIAL
              AUTOMATION...................       5,432,025
                                             --------------
              INSURANCE -- 0.75%
    103,300   Annuity and Life Re
                (Holdings), Ltd. ..........       2,698,712
     38,600   National Western Life
                Insurance -- Class A(c)....       2,648,925
    149,400   Penn-America Group, Inc. ....       1,157,850
    141,600   Penn Treaty American
                Corp.(a)(c)................       2,230,200
                                             --------------
              TOTAL INSURANCE..............       8,735,687
                                             --------------
              LEISURE AND
                RECREATION -- 0.78%
    173,000   American Coin
                Merchandising(c)...........         475,750
    108,000   Bally Total Fitness
                Holdings(a)(c).............       2,882,250
     83,700   Isle of Capri Casinos,
                Inc.(c)....................       1,103,794
    232,000   Mandalay Resort
                Group(a)(c)................       4,669,000
                                             --------------
              TOTAL LEISURE AND
              RECREATION...................       9,130,794
                                             --------------
              MACHINERY -- 1.14%
    101,400   Asyst Technologies,
                Inc.(c)....................       6,648,037
    207,600   JLG Industries, Inc. ........       3,308,625
    100,000   Kennametal, Inc. ............       3,362,500
                                             --------------
              TOTAL MACHINERY..............      13,319,162
                                             --------------

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1999

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              MAINTENANCE AND SERVICE -- 0.51%
    266,600   Group Maintenance America
                Corp.(c)...................  $    2,849,287
    123,550   The Shaw Group, Inc.(c)......       3,127,359
                                             --------------
              TOTAL MAINTENANCE AND
              SERVICE......................       5,976,646
                                             --------------
              MANUFACTURING -- 4.49%
    300,900   Alpha Industries, Inc.(c)....      17,245,331
    381,800   C&D Technology, Inc. ........      16,226,500
     85,000   E-Tek Dynamics, Inc.(c)......      11,443,125
    139,800   Lydall, Inc.(c)..............         926,175
    151,800   Motorcar Parts and
                Accessories, Inc.(c).......         170,775
    157,600   Rock of Ages Corp.(c)........         719,050
    140,600   Trex Company, Inc.(c)........       3,761,050
    177,075   Watsco, Inc. ................       2,047,430
                                             --------------
              TOTAL MANUFACTURING..........      52,539,436
                                             --------------
              MEDIA -- 3.15%
    185,000   Cumulus Media, Inc. -- Class
                A(c).......................       9,388,750
    614,400   Granite Broadcasting
                Corp.(c)...................       6,220,800
    126,450   Gray Communications Systems,
                Inc. -- Class B............       1,707,075
    171,000   Houghton Mifflin Company.....       7,214,063
     35,500   Liberty Digital, Inc. --
                Class A(c).................       2,635,875
    126,500   NBC Internet, Inc. -- Class
                A(c).......................       9,772,125
                                             --------------
              TOTAL MEDIA..................      36,938,688
                                             --------------
              MEDICAL AND OTHER HEALTH SERVICES -- 4.64%
    229,400   American Retirement
                Corp.(a)(c)................       1,820,862
    170,800   Brookdale Living Communities,
                Inc.(c)....................       2,113,650
    231,500   Caredata.com, Inc.(c)........       1,533,687
    267,000   Centennial Healthcare
                Corp.(c)...................         801,000
     99,600   drkoop.com, Inc.(a)(c).......       1,182,750
     25,916   Healtheon/WebMD
                Corp.(a)(c)................         971,850
    168,800   Horizon Health Corp.(c)......       1,202,700
     99,500   Lifeline Systems, Inc.(c)....       1,492,500
    106,600   National Dentex Corp.(c).....       1,785,550
    284,500   Orthalliance, Inc. -- Class
                A(a)(c)....................       1,778,125
    285,000   Owens & Minor Holding
                Company....................       2,547,188

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              MEDICAL AND OTHER HEALTH SERVICES (CONTINUED)
    255,700   Prime Medical Service,
                Inc.(c)....................  $    2,333,263
     96,800   Province Healthcare
                Company(c).................       1,839,200
    585,600   Quorum Health Group,
                Inc.(c)....................       5,453,400
    481,600   Res-Care, Inc.(a)(c).........       6,140,400
    157,100   Rural/Metro Corp.(c).........         672,592
    226,400   Shared Medical Systems
                Corp. .....................      11,532,250
    254,000   Universal Health Services --
                Class B(c).................       9,144,000
                                             --------------
              TOTAL MEDICAL AND OTHER
              HEALTH SERVICES..............      54,344,967
                                             --------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 1.31%
     31,400   ArthroCare Corp.(c)..........       1,915,400
    107,400   Candela Corp.(a)(c)..........       2,000,325
    121,200   Closure Medical
                Corp.(a)(c)................       1,560,450
     65,600   Cytyc Corp.(a)(c)............       4,005,700
    112,200   Molecular Devices Corp.(c)...       5,834,400
                                             --------------
              TOTAL MEDICAL EQUIPMENT AND
              SUPPLIES.....................      15,316,275
                                             --------------
              METALS AND MINING -- 0.09%
     78,600   Wolverine Tube, Inc.(c)......       1,110,225
                                             --------------
              OIL AND GAS -- 2.54%
    221,800   Berry Petroleum..............       3,354,725
     71,600   Devon Energy Corp. ..........       2,353,850
    360,000   Marine Drilling Companies,
                Inc.(c)....................       8,077,500
    200,000   Pride International,
                Inc.(c)....................       2,925,000
    330,000   Rowan Companies, Inc.(c).....       7,156,875
    216,700   Tosco Corp. .................       5,891,531
                                             --------------
              TOTAL OIL AND GAS............      29,759,481
                                             --------------
              PHARMACEUTICALS -- 2.25%
     52,700   Alkermes, Inc.(c)............       2,588,888
     57,900   Celgene Corp.(a)(c)..........       4,053,000
    207,100   Duane Reade, Inc.(a)(c)......       5,708,194
    135,600   Jones Pharma, Inc. ..........       5,890,125
    125,900   Medicis Pharmaceutical
                Corp. -- Class A(c)........       5,358,619
    214,300   Natrol, Inc.(c)..............       1,500,100
     71,400   Noven Pharmaceuticals,
                Inc.(c)....................       1,294,125
                                             --------------
              TOTAL PHARMACEUTICALS........      26,393,051
                                             --------------

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1999

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              REAL ESTATE INVESTMENT TRUSTS -- 1.24%
     22,200   Alexandria Real Estate
                Equities, Inc. ............  $      706,238
    108,569   Chateau Communities, Inc. ...       2,816,008
    232,100   Equity Inns, Inc. ...........       1,566,675
     77,700   Health Care Property
                Investments, Inc. .........       1,855,088
     61,600   National Health Investors,
                Inc. ......................         916,300
    129,400   Pacific Gulf Properties,
                Inc. ......................       2,620,350
     97,900   Sovran Self Storage, Inc. ...       1,853,981
     69,200   Sun Communities, Inc. .......       2,227,375
                                             --------------
              TOTAL REAL ESTATE INVESTMENT
              TRUSTS.......................      14,562,015
                                             --------------
              RESEARCH AND DEVELOPMENT -- 0.74%
    104,900   Albany Molecular Research,
                Inc.(c)....................       3,199,450
     30,300   CuraGen Corp.(c).............       2,113,425
    223,000   Kendle International,
                Inc.(c)....................       2,202,125
    102,000   PAREXEL International
                Corp.(c)...................       1,204,875
                                             --------------
              TOTAL RESEARCH AND
              DEVELOPMENT..................       8,719,875
                                             --------------
              RETAIL -- 2.79%
    176,300   Blue Rhino Corp.(a)(c).......       1,718,925
    353,850   Consolidated Stores
                Corp.(c)...................       5,750,063
     50,925   Cost Plus, Inc.(c)...........       1,814,203
    184,200   Duckwall-Alco Stores,
                Inc.(c)....................       1,404,525
    187,100   Fred's, Inc. ................       2,981,906
     98,600   Hibbet Sporting Goods,
                Inc.(c)....................       1,676,200
    196,400   Hot Topic, Inc.(a)(c)........       4,566,300
    108,300   Michael Anthony Jewelers,
                Inc.(c)....................         318,131
    164,900   Regis Corp. .................       3,112,488
     31,200   SCP Pool Corp.(c)............         809,250
    134,400   Shop At Home, Inc.(c)........       1,335,600
    145,500   The Men's Wearhouse,
                Inc.(c)....................       4,274,063
     66,600   Tweeter Home Entertainment
                Group, Inc.(c).............       2,364,300
    208,100   U.S. Vision, Inc.(c).........         533,256
                                             --------------
              TOTAL RETAIL.................      32,659,210
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              SECURITY -- 0.62%
    128,000   Burns International Services
                Corp.(c)...................  $    1,384,000
    265,500   Pittston Brink's Group.......       5,841,000
                                             --------------
              TOTAL SECURITY...............       7,225,000
                                             --------------
              SEMICONDUCTORS -- 8.30%
     67,800   American Xtal Technology,
                Inc.(a)(c).................       1,182,262
    137,500   ATMI, Inc.(c)................       4,546,094
     69,700   Credence Systems Corp.(c)....       6,029,050
    234,600   Cree Research, Inc.(a)(c)....      20,028,975
    116,000   DuPont Photomasks, Inc.(c)...       5,597,000
    230,000   Fairchild Semiconductor
                Corp. -- Class A(c)........       6,842,500
    347,200   Integrated Device Technology,
                Inc.(c)....................      10,068,800
     85,000   National Semiconductor
                Corp.(c)...................       3,639,063
    300,000   PLX Technology, Inc.(c)......       5,681,250
     60,400   Qlogic Corp.(c)..............       9,656,450
    105,000   TranSwitch Corp.(c)..........       7,619,063
     62,000   TriQuint Semiconductor,
                Inc.(c)....................       6,897,500
    275,000   Varian Semiconductor
                Equipment Associates,
                Inc.(c)....................       9,350,000
                                             --------------
              TOTAL SEMICONDUCTORS.........      97,138,007
                                             --------------
              TELECOMMUNICATIONS -- 6.04%
    119,600   Adaptive Broadband
                Corp.(c)...................       8,827,975
     94,400   CFW Communications Company...       3,280,400
    176,700   Classic Communications,
                Inc. -- Class A(a)(c)......       6,460,594
    234,100   Comdial Corp.(a)(c)..........       2,326,369
    238,727   Davel Communications Group...       1,133,953
    270,000   ICG Communications,
                Inc.(c)....................       5,062,500
    153,800   Leap Wireless International,
                Inc.(c)....................      12,073,300
    253,190   Metrocall, Inc.(c)...........         427,258
    172,200   Metro One Telecommunications,
                Inc.(c)....................       2,238,600
    249,900   P-Com, Inc.(a)(c)............       2,210,066
    154,930   Price Communications
                Corp.(c)...................       4,308,991
     35,600   Primus Telecommunications
                Group, Inc.(c).............       1,361,700
     93,600   Rural Cellular Corp. -- Class
                A(c).......................       8,470,800

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1999

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
     79,500   SeaChange International,
                Inc.(c)....................  $    2,812,313
     61,800   Somera Communications,
                Inc.(c)....................         768,638
    135,000   Western Wireless Corp. --
                Class A(c).................       9,011,250
                                             --------------
              TOTAL TELECOMMUNICATIONS.....      70,774,707
                                             --------------
              TRANSPORT SERVICES -- 0.44%
    105,200   Monaco Coach Corp.(c)........       2,689,175
     49,350   Oshkosh Truck Corp. .........       1,446,572
      4,000   Petroleum Helicopters, Inc.
                (Voting)...................          37,000
     96,200   Petroleum Helicopters, Inc.
                (Non-Voting)...............         937,950
                                             --------------
              TOTAL TRANSPORT SERVICES.....       5,110,697
                                             --------------
              TRANSPORTATION: FREIGHT -- 3.12%
    204,900   Air Express International
                Corp. .....................       6,620,831
    430,000   Airborne Freight Corp. ......       9,460,000
    296,300   Circle International Group,
                Inc. ......................       6,592,675
    148,700   CNF Transportation, Inc. ....       5,130,150
     76,000   Forward Air Corp.(c).........       3,296,500
    115,474   Fritz Companies, Inc.(c).....       1,212,477
    238,300   Pittston BAX Group...........       2,531,938
     65,000   Sea Containers Ltd.(a).......       1,730,625
                                             --------------
              TOTAL TRANSPORTATION:
              FREIGHT......................      36,575,196
                                             --------------
              UTILITIES: ELECTRIC -- 0.71%
    850,000   El Paso Electric
                Company(c).................       8,340,625
                                             --------------
              TOTAL COMMON STOCK
              (Cost $851,817,359)..........   1,100,762,692
                                             --------------
              REGULATED INVESTMENT COMPANIES -- 1.61%
  5,677,316   Janus Money Market Fund(b)...       5,677,316
 13,207,608   Merrimac Cash Fund -- Premium
                Class(b)...................      13,207,608
                                             --------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost
              $18,884,924).................      18,884,924
                                             --------------
 PRINCIPAL
 ---------
              CERTIFICATES OF
                DEPOSIT -- 1.16%
$ 2,014,753   American Express Centurion
                Bank, 6.15%, 01/26/00(b)...       2,014,753
  3,193,490   Den Danske Bank, 6.39%,
                01/20/00(b)................       3,193,490

 PRINCIPAL                                       VALUE
 ---------                                   --------------

              CERTIFICATES OF DEPOSIT (CONTINUED)
$ 3,193,490   Den Danske Bank, 6.41%,
                01/27/00(b)................  $    3,193,490
  2,014,753   Royal Bank of Scotland,
                6.15%, 01/20/00(b).........       2,014,753
  3,193,490   Royal Bank of Scotland,
                6.31%, 01/27/00(b).........       3,193,490
                                             --------------
              TOTAL CERTIFICATES OF DEPOSIT
              (Cost $13,609,976)...........      13,609,976
                                             --------------
              TIME DEPOSITS -- 1.18%
 13,761,867   BankBoston, N.A., 4.68%,
                01/03/00(b) (Cost
                $13,761,867)...............      13,761,867
                                             --------------
              SHORT TERM CORPORATE NOTES -- 5.89%
  6,000,000   Bank of Montreal, Floating
                Rate, 4.33%(++),
                04/05/00(b)................       6,000,000
 10,000,000   First Union National Bank,
                Floating Rate, 4.765%(++),
                05/01/00(b)................      10,000,000
  7,000,000   JP Morgan Securities, Inc.,
                Floating Rate, 4.605%(++),
                07/07/00(b)................       7,000,000
 18,000,000   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                4.60%(++), 01/11/00(b).....      18,000,000
 28,000,000   Prudential Securities, Inc.,
                Floating Rate, 4.85%(++),
                03/10/00(b)................      28,000,000
                                             --------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $69,000,000).....      69,000,000
                                             --------------
              TOTAL SECURITIES
              (Cost $967,074,126)..........   1,216,019,459
                                             --------------
              REPURCHASE AGREEMENTS --5.51%
 21,761,202   With Investors Bank & Trust
                dated 12/31/99, 3.06%, due
                01/03/00, repurchase
                proceeds at maturity,
                $21,766,751 (Collateralized
                by Freddie Mac, 7.70%, due
                03/15/24, with a value of
                $8,422,979, and Ginnie Mae,
                Adjustable Rate Mortgage,
                6.375%, due 04/20/22, with
                a value of $14,428,376)
                (Cost $21,761,202).........      21,761,202

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1999

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              REPURCHASE AGREEMENTS (CONTINUED)
$ 9,935,394   With Investors Bank & Trust,
                dated 12/31/99, 3.06%, due
                01/03/00, repurchase
                proceeds at maturity,
                $9,937,927 (Collateralized
                by Fannie Mae, 7.00%, due
                04/01/09, with a value of
                $4,323,381, and Student
                Loan Marketing Association,
                5.685%, due 10/25/05, with
                a value of $6,108,855)
                (Cost $9,935,394)..........  $    9,935,394
 22,745,452   With Investors Bank & Trust,
                dated 12/31/99, 3.06%, due
                01/03/00, repurchase
                proceeds at maturity
                $22,751,252 (Collateralized
                by Ginnie Mae, Adjustable
                Rate Mortgage, 6.375% , due
                01/20/24, with a value of
                $17,640,747, and Small
                Business Administration
                Loan, 6.125%, due 03/25/24,
                with a value of $6,241,978)
                (Cost $22,745,452).........      22,745,452
 10,028,630   With Investors Bank & Trust,
                dated 12/31/99, 3.06%, due
                01/03/00, repurchase
                proceeds at maturity
                $10,031,187 (Collateralized
                by various Small Business
                Administration Loans,
                8.125% - 8.375%, due
                11/25/10 to 02/25/24, with
                a total value of
                $10,530,062) (Cost
                $10,028,630)...............      10,028,630
                                             --------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost $64,470,678)...........      64,470,678
                                             --------------
              Total Investments -- 109.35%
              (Cost $1,031,544,804)........   1,280,490,137
              Liabilities less other
              assets -- (9.35)%............    (109,455,856)
                                             --------------
              NET ASSETS -- 100.00%........  $1,171,034,281
                                             ==============


The aggregate cost of securities for federal income tax
purposes at December 31, 1999, is $1,036,760,410.
The following amount is based on cost for federal income
tax purposes:
    Gross unrealized appreciation..........  $330,649,712
    Gross unrealized depreciation..........   (86,919,985)
                                             ------------
    Net unrealized appreciation............  $243,729,727
                                             ============

---------------
(a)  All or part of this security is on loan.
(b)  Collateral for securities on loan.
(c)  Non-income producing security.
(++) This interest rate is subject to change monthly based on the London
     Interbank Offered Rate ("LIBOR"). The rate shown was in effect at December 31, 1999.

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK -- 100.52%
              ACCOUNTING SERVICES -- 1.53%
    150,000   Profit Recovery Group
                International, Inc.(c).......  $  3,984,375
                                               ------------
              ADVERTISING -- 1.95%
     88,000   Interpublic Group of Companies,
                Inc. ........................     5,076,500
                                               ------------
              BANKS -- 1.56%
    100,000   Wells Fargo Company............     4,043,750
                                               ------------
              COMMUNICATIONS EQUIPMENT -- 6.89%
     60,000   Harmonic, Inc.(c)..............     5,696,250
     70,000   Powerwave Technologies,
                Inc.(c)......................     4,086,250
     46,200   QUALCOMM, Inc.(c)..............     8,136,975
                                               ------------
              TOTAL COMMUNICATIONS
              EQUIPMENT......................    17,919,475
                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 2.41%
     80,920   Sun Microsystems, Inc.(c)......     6,266,243
                                               ------------
              COMPUTER SOFTWARE AND SERVICES -- 15.15%
     31,500   America Online, Inc.(c)........     2,376,281
     62,000   Cisco Systems, Inc.(c).........     6,641,750
     11,000   Check Point Software
                Technologies Ltd.(a)(c)......     2,186,250
     80,000   Entrust Technologies,
                Inc.(c)......................     4,795,000
     41,000   Exodus Communications,
                Inc.(c)......................     3,641,313
     28,500   Microsoft Corp.(c).............     3,327,375
     62,000   Siebel Systems, Inc.(c)........     5,208,000
    100,000   Synopsys, Inc.(c)..............     6,675,000
     10,500   Yahoo!, Inc.(a)(c).............     4,543,219
                                               ------------
              TOTAL COMPUTER SOFTWARE AND
              SERVICES.......................    39,394,188
                                               ------------
              CONSUMER GOODS AND SERVICES -- 4.81%
     51,500   General Electric Company.......     7,969,625
     41,500   Procter & Gamble Company.......     4,546,844
                                               ------------
              TOTAL CONSUMER GOODS AND
              SERVICES.......................    12,516,469
                                               ------------
              ELECTRONICS -- 4.33%
     25,000   Oak Industries, Inc.(c)........     2,653,125
     46,500   Sanmina Corp. (a)(c)...........     4,644,188
     41,500   Solectron Corp.(c).............     3,947,687
                                               ------------
              TOTAL ELECTRONICS..............    11,245,000
                                               ------------
              FINANCIAL SERVICES -- 1.69%
     26,500   American Express Company.......     4,405,625
                                               ------------
              INSURANCE -- 1.73%
     41,500   American International Group...     4,487,188
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              MANUFACTURING -- 4.18%
     36,000   Corning, Inc. .................  $  4,641,750
     21,000   Optical Coating Laboratory,
                Inc. ........................     6,216,000
                                               ------------
              TOTAL MANUFACTURING............    10,857,750
                                               ------------
              MEDIA -- 8.46%
     40,000   AMFM, Inc.(c)..................     3,130,000
    150,000   AT & T Corp.-Liberty Media
                Group -- Class A(a)(c).......     8,512,500
     51,500   Clear Channel
                Communications(c)............     4,596,375
    114,000   Comcast Corp. -- Class A
                (Special)....................     5,764,125
                                               ------------
              TOTAL MEDIA....................    22,003,000
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 2.34%
     95,000   MedQuist, Inc.(c)..............     2,452,187
     77,500   Medtronic, Inc. ...............     2,823,906
     15,700   VISX, Inc.(c)..................       812,475
                                               ------------
              TOTAL MEDICAL AND OTHER HEALTH
              SERVICES.......................     6,088,568
                                               ------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 1.88%
     80,000   ArthroCare Corp.(c)............     4,880,000
                                               ------------
              PHARMACEUTICALS -- 9.27%
     36,000   Bristol-Myers Squibb Company...     2,310,750
     26,000   Johnson & Johnson..............     2,421,250
     77,500   Jones Pharma, Inc. ............     3,366,406
    100,000   King Pharmaceuticals, Inc.
                (a)(c).......................     5,606,250
     20,000   MedImmune, Inc.(c).............     3,317,500
    114,000   Pfizer, Inc. ..................     3,697,875
     41,225   Warner-Lambert Company.........     3,377,873
                                               ------------
              TOTAL PHARMACEUTICALS..........    24,097,904
                                               ------------
              RESTAURANTS -- 0.64%
     41,500   McDonald's Corp. ..............     1,672,969
                                               ------------
              RETAIL -- 5.26%
     51,500   Costco Wholesale Corp.(c)......     4,699,375
     50,000   Dayton-Hudson Corp. ...........     3,671,875
     77,250   Home Depot, Inc. ..............     5,296,453
                                               ------------
              TOTAL RETAIL...................    13,667,703
                                               ------------
              SCIENTIFIC EQUIPMENT -- 0.87%
    100,000   Varian, Inc.(c)................     2,250,000
                                               ------------
              SEMICONDUCTORS -- 11.09%
    103,500   Amkor Technology, Inc.(c)......     2,923,875
     31,000   Applied Materials, Inc.(c).....     3,927,312
     16,000   Broadcom Corp. -- Class A
                (c)..........................     4,358,000
    103,500   Conexant Systems, Inc.(a)(c)...     6,869,812

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                               DECEMBER 31, 1999

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              SEMICONDUCTORS (CONTINUED)
    180,000   LTX Corp.(c)...................  $  4,027,500
     42,000   QLogic Corp.(c)................     6,714,750
                                               ------------
              TOTAL SEMICONDUCTORS...........    28,821,249
                                               ------------
              TELECOMMUNICATIONS -- 12.39%
     61,000   Carrier Access Corp.(a)(c).....     4,106,063
     54,000   MCI Worldcom, Inc.(c)..........     2,865,375
     84,325   Polycom, Inc.(c)...............     5,370,448
     46,500   Tellabs, Inc.(c)...............     2,984,719
     60,000   VoiceStream Wireless
                Corp.(a)(c)..................     8,538,750
    125,000   Western Wireless Corp. -- Class
                A(c).........................     8,343,750
                                               ------------
              TOTAL TELECOMMUNICATIONS.......    32,209,105
                                               ------------
              UTILITIES -- 2.09%
     85,000   Calpine Corp.(c)...............     5,440,000
                                               ------------
              TOTAL COMMON STOCK
              (Cost $174,109,459)............   261,327,061
                                               ------------
              REGULATED INVESTMENT COMPANY -- 0.00%
      3,455   Janus Money Market Fund(b)
                (Cost $3,455)................         3,455
                                               ------------
 PRINCIPAL
 ---------
              CERTIFICATES OF DEPOSIT -- 1.69%
$   500,866   American Express Centurion
                Bank, 6.15%, 01/26/00(b).....       500,866
  1,126,944   Den Danske Bank, 6.39%,
                01/20/00(b)..................     1,126,944
  1,126,944   Den Danske Bank, 6.41%,
                01/27/00(b)..................     1,126,944
    500,865   Royal Bank Of Scotland, 6.15%,
                01/20/00(b)..................       500,865
  1,126,944   Royal Bank Of Scotland, 6.31%,
                01/27/00(b)..................     1,126,944
                                               ------------
              TOTAL CERTIFICATES OF DEPOSIT
              (Cost $4,382,563)..............     4,382,563
                                               ------------
              TIME DEPOSIT -- 0.30%
    786,682   BankBoston, N.A., 4.68%,
                01/03/00(b) (Cost
                $786,682)....................       786,682
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SHORT TERM CORPORATE NOTES -- 13.66%
$ 3,000,000   Bank of Montreal, Floating
                Rate, 4.33%(++),
                04/05/00(b)..................  $  3,000,000
  2,000,000   First Union National Bank,
                Floating Rate, 4.765%(++),
                05/01/00(b)..................     2,000,000
 11,500,000   JP Morgan Securities, Inc.,
                Floating Rate, 4.605%(++),
                07/07/00(b)..................    11,500,000
  9,000,000   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                4.60%(++), 01/11/00(b).......     9,000,000
 10,000,000   Prudential Securities, Inc.,
                Floating Rate, 4.85%(++),
                03/10/00(b)..................    10,000,000
                                               ------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $35,500,000).......    35,500,000
                                               ------------
              Total Investments -- 116.17%
              (Cost $214,782,159)............  $301,999,761
              Liabilities less other
              assets -- (16.17%).............   (42,025,339)
                                               ------------
              NET ASSETS -- 100.00%..........  $259,974,422
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 1999 is $214,903,431.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation............  $ 91,065,180
    Gross unrealized depreciation............    (3,968,850)
                                               ------------
    Net unrealized appreciation..............  $ 87,096,330
                                               ============

---------------

(a)  All or part of this security is on loan.
(b)  Collateral for securities on loan.
(c)  Non-income producing security.
(++) This interest rate is subject to change monthly based on the London
     Interbank Offered Rate ("LIBOR"). The rate shown was in effect at December 31, 1999.

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES -- 95.70%
             AEROSPACE -- 2.95%
$2,000,000   BE Aerospace, 8.00%, 03/01/08...  $  1,740,000
 1,375,000   BE Aerospace, 9.50%, 11/01/08...     1,292,500
 1,200,000   Compass Aerospace, 10.125%,
               04/15/05......................       660,000
                                               ------------
             TOTAL AEROSPACE.................     3,692,500
                                               ------------
             AUTOMOTIVE PARTS AND EQUIPMENT -- 1.38%
 1,900,000   Accuride Corp., 9.25%,
               02/01/08......................     1,729,000
                                               ------------
             AUTOMOTIVE RENTAL -- 3.24%
 1,650,000   Avis Rent A Car, Inc., 11.00%,
               05/01/09......................     1,732,500
 1,300,000   Budget Group, Inc., 9.125%,
               04/01/06......................     1,209,000
 1,150,000   United Rentals, Inc., 9.25%,
               01/15/09......................     1,104,000
                                               ------------
             TOTAL AUTOMOTIVE RENTAL.........     4,045,500
                                               ------------
             BROADCASTING -- 2.87%
 1,500,000   Echostar DBS Corp., 9.25%,
               02/01/06......................     1,507,500
 2,100,000   Sinclair Broadcast Group,
               10.00%, 09/30/05..............     2,079,000
                                               ------------
             TOTAL BROADCASTING..............     3,586,500
                                               ------------
             BUILDING PRODUCTS -- 0.84%
 1,100,000   American Standard, Inc., 8.25%,
               06/01/09......................     1,054,625
                                               ------------
             BUSINESS SERVICES -- 2.00%
 1,600,000   Fisher Scientific International,
               9.00%, 02/01/08...............     1,534,000
 1,000,000   Fisher Scientific
               International -- 144A, 9.00%,
               02/01/08......................       958,750
                                               ------------
             TOTAL BUSINESS SERVICES.........     2,492,750
                                               ------------
             CHEMICALS -- 4.56%
 1,175,000   General Chemical Industrial
               Products, 10.625%, 05/01/09...     1,163,250
 1,150,000   Lyondell Chemical Company --
               144A, 9.625%, 05/01/07........     1,175,875
 1,300,000   Octel Developments, PLC, 10.00%,
               05/01/06......................     1,287,000
 2,000,000   ZSC Speciality Chemical PLC --
               144A, 11.00%, 07/01/09........     2,075,000
                                               ------------
             TOTAL CHEMICALS.................     5,701,125
                                               ------------

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             COMMERCIAL SERVICES -- 2.57%
$2,200,000   Mail-Well Corp., 8.75%,
               12/15/08......................  $  2,090,000
 1,225,000   Pierce Leahy Command Company,
               8.125%, 05/15/08..............     1,120,875
                                               ------------
             TOTAL COMMERCIAL SERVICES.......     3,210,875
                                               ------------
             COMPUTER SOFTWARE AND SERVICES -- 2.13%
 1,400,000   Psinet, Inc., 10.50%,
               12/01/06......................     1,410,500
 1,300,000   Unisys Corp., 7.875%,
               04/01/08......................     1,254,500
                                               ------------
             TOTAL COMPUTER SOFTWARE AND
             SERVICES........................     2,665,000
                                               ------------
             CONSTRUCTION -- 5.07%
 1,400,000   D.R. Horton, Inc., 8.375%,
               06/15/04......................     1,356,250
 1,850,000   Kaufman and Broad Home Corp.,
               7.75%, 10/15/04...............     1,739,000
 1,700,000   Nortek, Inc., 8.875%,
               08/01/08......................     1,615,000
 1,750,000   Toll Corp., 8.125%, 02/01/09....     1,627,500
                                               ------------
             TOTAL CONSTRUCTION..............     6,337,750
                                               ------------
             CONSUMER GOODS AND SERVICES -- 2.82%
 1,800,000   Huntsman Packaging Corp.,
               9.125%, 10/01/07..............     1,782,000
 1,800,000   Scotts Company -- 144A, 8.625%,
               01/15/09......................     1,746,000
                                               ------------
             TOTAL CONSUMER GOODS AND
             SERVICES........................     3,528,000
                                               ------------
             ENVIRONMENTAL MANAGEMENT SERVICES -- 1.59%
 2,250,000   Allied Waste North America
               Industries, Inc., 7.875%,
               01/01/09......................     1,988,438
                                               ------------
             FINANCE -- 1.15%
 1,500,000   Williams Scotsman, Inc., 9.875%,
               06/01/07......................     1,440,000
                                               ------------
             FOOD AND BEVERAGE -- 3.05%
 2,600,000   Canandaigua Brands, Inc., 8.50%,
               03/01/09......................     2,489,500
 1,250,000   Chiquita Brands International,
               Inc., 10.00%, 06/15/09........       903,125
   100,000   Cott Corp., 9.375%, 07/01/05....        98,500
   325,000   Delta Beverage Group, 9.75%,
               12/15/03......................       325,000
                                               ------------
             TOTAL FOOD AND BEVERAGE.........     3,816,125
                                               ------------

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 1999

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             INDUSTRIAL -- 12.34%
$1,000,000   AK Steel Corp., 9.125%,
               12/15/06......................  $  1,017,500
 1,000,000   American Pacific Corp., 9.25%,
               03/01/05......................     1,005,000
 1,300,000   Atlas Air, Inc. -- 144A, 9.375%,
               11/15/06......................     1,254,500
 1,800,000   Building Materials Corp., 8.00%,
               12/01/08......................     1,629,000
   450,000   Burke Industries, Inc., 10.00%,
               08/15/07......................       184,500
 2,000,000   Carrols Corp., 9.50%,
               12/01/08......................     1,820,000
 1,075,000   Classic Cable, Inc., 9.375%,
               08/01/09......................     1,056,187
 1,125,000   Geologistics Corp., 9.75%,
               10/15/07......................       337,500
 1,975,000   HMH Properties, 7.875%,
               08/01/08......................     1,760,219
 1,850,000   Muzak LLC, 9.875%, 03/15/09.....     1,776,000
   920,000   P&L Coal Holdings Corp., 8.875%,
               05/15/08......................       899,300
   625,000   Pronet, Inc., 11.875%,
               06/15/05......................       425,000
 1,100,000   Republic Group, Inc., 9.50%,
               07/15/08......................     1,034,000
 1,300,000   Wesco Distribution, Inc.,
               9.125%, 06/01/08..............     1,222,000
                                               ------------
             TOTAL INDUSTRIAL................    15,420,706
                                               ------------
             LEISURE AND RECREATION -- 8.63%
 2,000,000   Bally Total Fitness Holding,
               9.875%, 10/15/07..............     1,940,000
 2,025,000   Cinemark USA, 9.625%, 08/01/08..     1,822,500
 1,600,000   Harrahs Operating Company, Inc.,
               7.875%, 12/15/05..............     1,546,000
 1,100,000   Mohegan Tribal Gaming, 8.75%,
               01/01/09......................     1,083,500
 1,800,000   Park Place Entertainment Corp.,
               7.875%, 12/15/05..............     1,723,500
   150,000   Riddell Sports, Inc., 10.50%,
               07/15/07......................       129,750
 1,200,000   Six Flags Entertainment, 8.875%,
               04/01/06......................     1,171,500
 1,400,000   Town Sports International,
               9.75%, 10/15/04...............     1,365,000
                                               ------------
             TOTAL LEISURE AND RECREATION....    10,781,750
                                               ------------

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             MACHINERY -- 2.94%
$1,975,000   Advanced Lighting Technologies,
               Inc. -- 144A, 8.00%,
               03/15/08......................  $  1,678,750
 2,000,000   National Equipment Services,
               10.00%, 11/30/04..............     2,000,000
                                               ------------
             TOTAL MACHINERY.................     3,678,750
                                               ------------
             MANAGEMENT SERVICES -- 1.13%
 1,550,000   Iron Mountain, Inc., 8.25%,
               07/01/11......................     1,406,625
                                               ------------
             MANUFACTURING -- 7.19%
 2,100,000   AEP Industries, 9.875%,
               11/15/07......................     2,021,250
 1,550,000   Consumers Packaging,
               Inc. -- 144A, 9.75%,
               02/01/07......................     1,085,000
   625,000   Dyersburg Corp., 9.75%,
               09/01/07......................       250,000
   700,000   Fedders North America, 9.375%,
               8/15/07.......................       686,000
 2,575,000   Federal-Mogul Corp., 7.50%,
               01/15/09......................     2,293,712
 1,600,000   Mark IV Industries, Inc., 7.75%,
               04/01/06......................     1,496,240
 1,150,000   Portola Packaging, 10.75%,
               10/01/05......................     1,150,000
                                               ------------
             TOTAL MANUFACTURING.............     8,982,202
                                               ------------
             MEDICAL AND OTHER HEALTH SERVICES -- 1.93%
 2,500,000   Tenet Healthcare Corp., 8.625%,
               01/15/07......................     2,412,500
                                               ------------
             METALS AND MINING -- 0.64%
   800,000   Kaiser Aluminum and Chemicals,
               10.875%, 10/15/06.............       802,000
                                               ------------
             OIL AND GAS -- 3.46%
 2,000,000   Gulf Canada Resources Ltd.,
               9.25%, 01/15/04...............     2,020,000
 2,375,000   Plains Resources, Inc., 10.25%,
               03/15/06......................     2,303,750
                                               ------------
             TOTAL OIL AND GAS...............     4,323,750
                                               ------------
             PAPER AND FOREST
               PRODUCTS -- 0.55%
   750,000   US Timberlands, 9.625%,
               11/15/07......................       692,812
                                               ------------
             PUBLISHING -- 1.74%
 2,175,000   American Media Operations, Inc.,
               10.25%, 05/01/09..............     2,180,438
                                               ------------
             RETAIL -- 0.74%
 1,000,000   Ameriking, Inc., 10.75%,
               12/01/06......................       920,000
                                               ------------

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 1999

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             SPECIAL PURPOSE ENTITY -- 2.02%
$2,000,000   Caithness Coso Funding Corp.,
               9.05%, 12/15/09...............  $  1,990,000
   500,000   RBF Finance Company, 11.375%,
               03/15/09......................       535,000
                                               ------------
             TOTAL SPECIAL PURPOSE ENTITY....     2,525,000
                                               ------------
             TELECOMMUNICATIONS -- 13.15%
 1,300,000   Adelphia Communications Corp.,
               9.375%, 11/15/09..............     1,274,000
   900,000   Call-Net Enterprises, Inc.,
               9.375%, 05/15/09..............       740,250
 2,600,000   Charter Communications Holdings,
               LLC, 8.625%, 04/01/09.........     2,401,750
 1,900,000   Global Crossing Holding, LTD.,
               9.625%, 05/15/08..............     1,900,000
 2,475,000   Intermedia Communications, Inc.,
               9.50%, 03/01/09...............     2,363,625
 2,000,000   Level 3 Communications, Inc.,
               9.125%, 05/01/08..............     1,885,000
 1,650,000   McLeodUSA, Inc., 8.125%,
               02/15/09......................     1,538,625
 2,000,000   Nextel Communications, 9.375%,
               11/15/09......................     1,960,000
   700,000   Nextlink Communications, 9.625%,
               10/01/07......................       682,500
   550,000   Nextlink Communications, 10.50%,
               12/01/09......................       558,250
   500,000   Rural Cellular Corp., 9.625%,
               05/15/08......................       511,250
   600,000   Voicestream Wireless Corp.,
               10.375%, 11/15/09.............       618,000
                                               ------------
             TOTAL TELECOMMUNICATIONS........    16,433,250
                                               ------------

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             TRANSPORTATION -- 1.15%
$1,500,000   American Commercial Lines, LLC,
               10.25%, 06/30/08..............  $  1,440,000
                                               ------------
             UTILITIES: ELECTRIC -- 1.87%
 2,200,000   AES Corp., 10.25%, 07/15/06.....     2,233,000
   100,000   Calpine Corp., 9.25%,
               02/01/04......................       100,750
                                               ------------
             TOTAL UTILITIES: ELECTRIC.......     2,333,750
                                               ------------
             TOTAL SECURITIES (Cost
             $126,172,168)...................   119,621,721
                                               ------------
             REPURCHASE AGREEMENT -- 1.96%
 2,447,625   With Investors Bank & Trust,
               dated 12/31/99, 3.06%, due
               01/03/00, repurchase proceeds
               at maturity $2,448,249
               (Collateralized by Fannie Mae
               Adjustable Rate Mortgage,
               6.437%, due 01/01/20, with a
               value of $2,570,021) (Cost
               $2,447,625)...................     2,447,625
                                               ------------
             Total Investments -- 97.66%
             (Cost $128,619,793).............   122,069,346
             Other assets less
             liabilities -- 2.34%............     2,921,062
                                               ------------
             NET ASSETS -- 100.00%...........  $124,990,408
                                               ============

The aggregate cost of securities for federal income tax
purposes at December 31, 1999, is $128,673,751.
The following amount is based on cost for federal income
tax purposes:
    Gross unrealized appreciation..........  $    322,158
    Gross unrealized depreciation..........    (6,926,563)
                                             ------------
    Net unrealized depreciation............  $ (6,604,405)
                                             ============

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              COMMON STOCKS  -- 97.63%
              AUTOMOBILE  -- 3.32%
     70,200   Bayerische Motoren Werke
               AG(a)....................  $  2,181,205     GER
     18,000   DaimlerChrysler AG........     1,389,190     GER
     97,000   Fiat SpA..................     1,395,151     ITA
     43,000   Fiat SpA..................     1,221,854     ITA
    135,900   GKN PLC...................     2,135,546      UK
    218,000   Mitsubishi Motors
               Corp.(c).................       743,315     JPN
    337,000   Nissan Motor Company,
               Ltd.(c)..................     1,323,567     JPN
     21,800   Peugeot SA................     4,925,025     FRA
    193,000   Suzuki Motor Corp. .......     2,811,412     JPN
     20,444   Valeo SA..................     1,569,615     FRA
                                          ------------
              TOTAL AUTOMOBILE..........    19,695,880
                                          ------------
              BANKS -- 6.62%
    121,234   ABN AMRO Holding N.V. ....     3,013,526     NET
     26,000   Allied Irish Banks PLC....       294,476     IRE
    281,490   Australia & New Zealand
               Bank Group, Ltd. ........     2,041,000     AUS
     52,000   Banco Bilbao Vizcaya SA...       736,970     SPA
     35,000   Bank of Scotland..........       405,583      UK
     18,265   Banque National de Paris
               (BNP)....................     1,676,924     FRA
     65,000   Canadian Imperial Bank of
               Commerce.................     1,543,750     CDA
     36,666   Deutsche Bank AG..........     3,077,476     GER
    127,050   ForeningsSparbanken --
               Class A..................     1,858,970     SWE
    176,000   Fuji Bank, Ltd.(a)........     1,707,464     JPN
      3,020   Holderbank Financial
               Glaris -- Class B........     4,112,868     SWI
     40,352   ING Groep N.V. ...........     2,424,263     NET
    746,000   Keppel Tatlee Bank,
               Ltd. ....................     1,647,839     SIN
    343,600   Lloyds TSB Group PLC......     4,289,021      UK
     50,246   Royal Bank of Scotland
               Group PLC................       889,178      UK
    185,000   Svenska Handelsbanken
               AB -- Class A............     2,317,088     SWE
    275,000   Toyo Trust & Banking Co.,
               Ltd. ....................     1,128,435     JPN
    714,960   Turkiye Is Bankasi
               (Isbank) (GDR)...........     2,752,596     TUR
    487,329   Westpac Banking Corp. ....     3,350,436     AUS
                                          ------------
              TOTAL BANKS...............    39,267,863
                                          ------------

  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              COMMON STOCKS (CONTINUED)
              CHEMICALS -- 1.08%
     70,905   DSM NV....................  $  2,828,514     NET
    162,000   Mitsui Chemicals, Inc. ...     1,302,577     JPN
        300   Norsk Hydro ASA (ADR).....        12,825     NOR
     53,400   Norsk Hydro ASA...........     2,232,430     NOR
                                          ------------
              TOTAL CHEMICALS...........     6,376,346
                                          ------------
              COMPUTER EQUIPMENT -- 1.04%
     45,000   Fujitsu, Ltd. ............     2,048,751     JPN
     14,300   Nidec Corporation.........     4,121,439     JPN
                                          ------------
              TOTAL COMPUTER
              EQUIPMENT.................     6,170,190
                                          ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.37%
     20,000   Meitec Corp. .............       635,044     JPN
     68,000   Newbridge Networks
               Corp.(c).................     1,534,250     CDA
                                          ------------
              TOTAL COMPUTER SOFTWARE
              AND SERVICES..............     2,169,294
                                          ------------
              CONSTRUCTION -- 2.49%
      7,700   Bouygues SA...............     4,869,880     FRA
    134,000   Okumura Corp. ............       451,660     JPN
     22,000   Rohm Company, Ltd. .......     9,027,403     JPN
      7,444   Sanitec Oyj(c)............        96,995     FIN
     37,000   Sekisui House, Ltd. ......       327,147     JPN
                                          ------------
              TOTAL CONSTRUCTION........    14,773,085
                                          ------------
              CONSUMER GOODS AND SERVICES -- 9.72%
      7,900   Christian Dior SA.........     1,947,871     FRA
    153,300   Cifra SA (ADR)(a)(c)......     3,072,454     MEX
     76,000   Hennes & Mauritz..........     2,535,398     SWE
     53,000   Kao Corp. ................     1,509,403     JPN
    268,000   Nikon Corp. ..............     7,855,000     JPN
     29,700   Nintendo Corp., Ltd. .....     4,927,028     JPN
    125,344   Reckitt Benckiser PLC.....     1,172,706      UK
      6,500   Sony Corp. (ADR)..........     1,850,875     JPN
     76,700   Sony Corp. ...............    22,705,378     JPN
     35,000   Sony Music Entertainment,
               Inc. ....................     6,968,881     JPN
    380,000   Storehouse PLC............       284,772      UK
     20,000   TDK Corp. ................     2,757,070     JPN
                                          ------------
              TOTAL CONSUMER GOODS AND
              SERVICES..................    57,586,836
                                          ------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1999

  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              COMMON STOCKS (CONTINUED)
              ELECTRONICS -- 12.58%
     19,800   ASM Lithography Holding
               N.V.(c)..................  $  2,188,965     NET
     79,200   ASM Lithography Holding
               N.V.(a)(c)...............     9,009,000     NET
    400,000   Caradon PLC...............       999,240      UK
     18,500   Epcos AG(c)...............     1,390,693     GER
     31,000   FANUC, Ltd. ..............     3,940,305     JPN
    231,000   Hitachi, Ltd. ............     3,701,244     JPN
    271,000   Johnson Electric Holdings,
               Ltd. ....................     1,739,603     HNG
     17,500   Keyence Corp. ............     7,095,401     JPN
     74,000   Murata Manufacturing
               Company, Ltd. ...........    17,351,372     JPN
    392,000   NEC Corp. ................     9,325,562     JPN
     51,599   Samsung Electronics
               (GDR)(a).................     6,154,409     KOR
      6,200   STMicroelectronics
               N.V.(c)..................       949,540     NET
     65,600   STMicroelectronics N.V. --
               New York Shares(a)(c)....     9,934,300     NET
     13,000   Taiyo Yuden Company,
               Ltd. ....................       769,674     JPN
                                          ------------
              TOTAL ELECTRONICS.........    74,549,308
                                          ------------
              ENGINEERING -- 0.06%
     24,261   Chudenko Corp. ...........       368,105     JPN
                                          ------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 0.00%
        900   Kurita Water Industries...        14,280     JPN
                                          ------------
              FINANCE -- 3.22%
      8,600   AIFUL Corp. ..............     1,050,266     JPN
      2,284   CIE Financial Richemont...     5,422,019     SWI
     64,100   De Beers Consolidated
               Mines, Ltd. (ADR)........     1,854,894     SOA
      3,600   Fairfax Financial
               Holdings, Ltd.(c)........       608,961     CDA
    115,396   Lend Lease Corp., Ltd. ...     1,611,344     AUS
      6,800   Nichiei Company, Ltd. ....       147,487     JPN
    152,000   Nomura Securities Co.,
               Ltd. ....................     2,739,876     JPN
     12,400   Orix Corp. ...............     2,788,803     JPN
      6,000   Shohkoh Fund & Company,
               Ltd. ....................     2,371,159     JPN
    181,000   Wako Securities Company,
               Ltd.(a)(c)...............       479,216     JPN
                                          ------------
              TOTAL FINANCE.............    19,074,025
                                          ------------

  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              COMMON STOCKS (CONTINUED)
              FOOD AND BEVERAGE -- 3.86%
     71,000   Asahi Breweries, Ltd. ....  $    775,519     JPN
    676,000   Cadbury Schweppes PLC.....     4,074,793      UK
    464,753   Coca-Cola Amatil, Ltd. ...     1,265,058     AUS
    216,988   Coca-Cola Beverages
               PLC(c)...................       411,756     AUS
    333,200   Coca-Cola Beverages
               PLC(c)...................       633,680     AUS
      7,500   Groupe Danone.............     1,759,038     FRA
     77,175   Heineken N.V. ............     3,745,411     NET
     30,000   Heineken N.V. -- Class
               A........................     1,050,912     NET
      2,700   Louis Vuitton Moet
               Hennessy.................     1,203,453     FRA
      1,270   Nestle(a).................     2,314,310     SWI
     95,000   Panamerican Beverages,
               Inc. -- Class A..........     1,953,437     MEX
    275,000   Tate & Lyle PLC...........     1,764,015      UK
    265,000   Unilever PLC..............     1,945,444      UK
                                          ------------
              TOTAL FOOD AND BEVERAGE...    22,896,826
                                          ------------
              INDUSTRIAL -- 3.59%
     50,322   Advantest Corp. ..........    13,274,325     JPN
     16,200   Compagnie de
               Saint-Gobain.............     3,031,500     FRA
     29,361   Preussag AG...............     1,665,362     GER
      1,525   SGS Societe Generale de
               Surveillance Holding
               SA(c)....................     1,933,959     SWI
    430,000   Tomkins PLC...............     1,386,062      UK
                                          ------------
              TOTAL INDUSTRIAL..........    21,291,208
                                          ------------
              INSURANCE -- 2.42%
     80,000   Assicurazioni Generali,
               Ltd. ....................     2,630,040     ITA
    480,000   Mitsui Marine and Fire
               Insurance Company,
               Ltd. ....................     2,841,888     JPN
    629,030   QBE Insurance Group,
               Ltd. ....................     2,922,348     AUS
    407,964   Royal & Sun Alliance
               Insurance Group PLC......     3,100,200      UK
        802   Schweizerische
               Rueckversicherungs-
               Gesellschaft(a)..........     1,638,839     SWI
    210,000   Yasuda Fire and Marine
               Insurance................     1,185,870     JPN
                                          ------------
              TOTAL INSURANCE...........    14,319,185
                                          ------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1999

  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              COMMON STOCKS (CONTINUED)
              INVESTMENT HOLDING COMPANIES -- 0.80%
    325,000   Hutchison Whampoa.........  $  4,724,362     HNG
                                          ------------
              LEISURE AND RECREATION -- 0.26%
     32,500   Accor SA(a)...............     1,562,613     FRA
                                          ------------
              MANUFACTURING -- 9.81%
     26,549   ABB AB -- Class A(c)......     3,230,034     SWI
  1,041,100   Invensys PLC..............     5,654,630      UK
    106,161   Mannesmann AG.............    25,750,182     GER
     80,000   Metra Oy..................     1,483,408     FIN
    120,863   Morgan Crucible Company
               PLC......................       562,956      UK
     44,500   Pohang Iron & Steel
               Company, Ltd. (ADR)(a)...     1,557,500     KOR
     77,000   Siemens AG................     9,801,499     GER
     75,000   THK Company, Ltd.(a)......     3,026,235     JPN
    135,000   Thyssen Krupp AG(c).......     4,079,619     GER
    390,900   TI Group PLC..............     2,992,574      UK
                                          ------------
              TOTAL MANUFACTURING.......    58,138,637
                                          ------------
              MEDIA -- 2.96%
        176   Canal Plus................        25,491     FRA
     17,100   Grupo Televisa
               (GDR)(a)(c)..............     1,167,075     MEX
    140,137   News Corp., Ltd. .........     1,356,204     AUS
     29,750   News Corp., Ltd. (ADR)....     1,137,937     AUS
    390,806   Reuters Group PLC.........     5,350,681      UK
        433   Reuters Group PLC (ADR)...        34,992      UK
    177,207   Singapore Press Holdings,
               Ltd. ....................     3,839,828     SIN
    176,224   Thomson Corp. ............     4,614,073     CDA
                                          ------------
              TOTAL MEDIA...............    17,526,281
                                          ------------
              METALS AND MINING -- 1.60%
     38,050   Broken Hill Proprietary
               (ADR)....................     1,010,703     AUS
    410,302   Broken Hill Proprietary...     5,369,786     AUS
     43,663   Pechiney SA -- Class A....     3,105,020     FRA
                                          ------------
              TOTAL METALS AND MINING...     9,485,509
                                          ------------
              OIL AND GAS -- 3.33%
    583,600   Eni Spa...................     3,193,809     ITA
    164,000   Enterprise Oil PLC........     1,110,132      UK
    880,000   Santos, Ltd. .............     2,389,640     AUS
    281,000   Sasol Beperk Ltd. ........     2,304,565     SOA
    395,000   Shell Transport &
               Trading..................     3,275,419      UK
     16,000   Suncor Energy, Inc. ......       665,875     CDA

  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              COMMON STOCKS (CONTINUED)
              OIL AND GAS (CONTINUED)
     19,300   Suncor Energy, Inc. ......  $    805,775     CDA
     48,000   Talisman Energy,
               Inc.(c)..................     1,220,400     CDA
     15,000   Total Fina S.A. -- Series
               B........................     1,992,073     FRA
     29,500   Veba AG...................     1,432,564     GER
    180,800   Woodside Petroleum,
               Ltd. ....................     1,330,923     AUS
                                          ------------
              TOTAL OIL AND GAS.........    19,721,175
                                          ------------
              PAPER AND FOREST PRODUCTS -- 1.17%
    189,000   Sumitomo Forestry.........     1,458,740     JPN
    137,000   UPM-Kymmeme...............     5,492,604     FIN
                                          ------------
              TOTAL PAPER AND FOREST
              PRODUCTS..................     6,951,344
                                          ------------
              PHARMACEUTICALS -- 4.83%
     31,062   AstraZeneca PLC (ADR).....     1,296,838      UK
    136,100   AstraZeneca PLC...........     5,632,975      UK
    128,328   AstraZeneca PLC...........     5,407,691      UK
    130,200   BOC Group.................     2,790,915      UK
      3,244   Novartis AG...............     4,738,127     SWI
     60,000   Sankyo Company, Ltd. .....     1,231,008     JPN
    105,480   Sanofi-Synthelabo SA(c)...     4,370,574     FRA
     18,000   Shionogi & Company,
               Ltd. ....................       218,241     JPN
     60,000   Takeda Chemical
               Industries, Ltd. ........     2,960,286     JPN
                                          ------------
              TOTAL PHARMACEUTICALS.....    28,646,655
                                          ------------
              REAL ESTATE -- 0.56%
    188,000   Cheung Kong Holdings,
               Ltd. ....................     2,388,239     HNG
    134,000   Mitsui Fudosan............       905,947     JPN
                                          ------------
              TOTAL REAL ESTATE.........     3,294,186
                                          ------------
              RETAIL -- 0.22%
    121,000   Kingfisher PLC............     1,339,760      UK
                                          ------------
              SEMICONDUCTORS -- 2.64%
    114,300   Tokyo Electron, Ltd. .....    15,633,817     JPN
                                          ------------
              TELECOMMUNICATIONS -- 18.24%
      6,819   Cable & Wireless HKT, Ltd.
               (ADR)(a).................       198,603     USA
    641,600   Cable & Wireless HKT,
               Ltd. ....................     1,852,941     HNG
     55,000   Cable & Wireless PLC(a)...       929,868      UK
    116,300   Deutsche Telekom AG.......     8,276,303     GER
     48,800   Eircom PLC................       211,792     IRE
     13,400   Ericsson AB -- Class B....       857,986     SWE

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1999

  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
     34,400   Ericsson L M Telephone
               (ADR)....................  $  2,259,650     SWE
      5,500   Korea Telecom Corp.
               (ADR)....................       411,125     KOR
        293   Nippon Telegraph and
               Telephone Corp. .........     5,017,614     JPN
     26,400   Nokia Corp. (ADR).........     5,016,000     FIN
    106,800   Nokia Oyj.................    19,268,237     FIN
     46,000   Nortel Networks Corp. ....     4,646,000     CDA
        531   NTT Mobile Communications
               Network, Inc. ...........    20,421,078     JPN
    160,000   Portugal Telecom SA.......     1,746,416     POR
     11,000   Societe Europeenne des
               Satellites (FDR).........     1,598,670     LUX
     15,247   Swisscom AG...............     6,134,111     SWI
    523,000   Telecom Italia Mobile.....     2,479,491     ITA
    179,000   Telecom Italia Mobile.....     1,989,674     ITA
    698,000   Telecom Italia Spa........     4,232,602     ITA
    102,555   Telecom Italia Spa(a).....     1,439,072     ITA
    260,861   Telefonica S.A.(c)........     6,484,248     SPA
     80,300   Telefonos De Mexico
               (ADR)(a).................     9,033,750     MEX
     88,900   Teleglobe, Inc. ..........     2,015,265     CDA
      3,800   Teleglobe, Inc. (ADR).....        86,212     CDA
     31,000   Vodafone AirTouch PLC
               (ADR)(a).................     1,534,500      UK
                                          ------------
              TOTAL
              TELECOMMUNICATIONS........   108,141,208
                                          ------------
              TIRE AND RUBBER -- 0.10%
     26,000   Bridgestone Corp. ........       571,540     JPN
                                          ------------
              TRANSPORTATION -- 0.74%
    130,000   Bombardier Inc., Class
               B........................     2,661,580     CDA
     83,200   Bombardier Inc., Class
               B........................     1,699,743     CDA
                                          ------------
              TOTAL TRANSPORTATION......     4,361,323
                                          ------------
              TOTAL COMMON STOCK
              (Cost $341,050,434).......   578,650,841
                                          ------------
              PREFERRED STOCK -- 0.24%
              CHEMICALS -- 0.24%
     22,000   Henkel KGaA
               (Cost $1,738,214)........     1,459,751     GER
                                          ------------

  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              WARRANTS -- 0.01%
              BANKS -- 0.01%
     10,205   Banque National de Paris
               CVG (expire 07/15/02)(c)
               (Cost $547,301)..........  $     46,846     FRA
                                          ------------
 PRINCIPAL
 ---------
              NON-CONVERTIBLE BOND -- 0.03%
              CONSTRUCTION -- 0.03%
$   146,785   Sekisui House, 2.50%,
              01/31/02 (Cost
              $160,403).................       174,390     JPN
                                          ------------
              CONVERTIBLE BONDS AND NOTES -- 0.09%
              FOOD AND BEVERAGE -- 0.09%
    215,285   Asahi Breweries Series 8,
               0.90%, 12/26/01..........       231,484     JPN
     48,928   Asahi Breweries Series 9,
               0.95%, 12/26/02..........        53,000     JPN
    225,071   Asahi Breweries Series 10,
               1.00%, 12/26/03..........       245,387     JPN
                                          ------------
              TOTAL FOOD AND BEVERAGE
              (Cost $495,634)...........       529,871
                                          ------------
  SHARES
  ------
              REGULATED INVESTMENT COMPANIES -- 0.48%
  2,378,970   Janus Money Market
               Fund(b)..................     2,378,970     USA
    500,000   Merrimac Cash Fund --
               Premium Class(b).........       500,000     USA
                                          ------------
              TOTAL REGULATED INVESTMENT
              COMPANIES
              (Cost $2,878,970).........     2,878,970
                                          ------------
 PRINCIPAL
 ---------
              CERTIFICATES OF DEPOSIT -- 1.33%
$   594,742   American Express Centurion
               Bank, 6.15%,
               01/26/00(b)..............       594,742     USA
  2,677,877   Den Danske Bank, 6.39%,
               01/20/00(b)..............     2,677,877     USA
  1,338,171   Den Danske Bank, 6.41%,
               01/27/00(b)..............     1,338,171     USA
    594,742   Royal Bank of Scotland,
               6.15%, 01/20/00(b).......       594,742     USA
  2,677,877   Royal Bank of Scotland,
               6.31%, 01/27/00(b).......     2,677,877     USA
                                          ------------
              TOTAL CERTIFICATES OF
              DEPOSIT
              (Cost $7,883,409).........     7,883,409
                                          ------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1999

 PRINCIPAL                                   VALUE       COUNTRY
 ---------                                ------------   -------
              TIME DEPOSIT -- 0.01%
$    33,748   BankBoston, N.A., 4.68%,
               01/03/00(b) (Cost
               $33,748).................  $     33,748     USA
                                          ------------
              SHORT TERM CORPORATE NOTES -- 6.33%
 10,500,000   JP Morgan Securities,
               Inc., Floating Rate,
               4.605%(++), 07/07/00(b)..    10,500,000     USA
  5,000,000   Morgan Stanley Dean Witter
               & Company, Floating Rate,
               4.60%(++), 01/11/00(b)...     5,000,000     USA
 22,000,000   Prudential Securities,
               Inc., Floating Rate,
               4.85%(++), 03/10/00(b)...    22,000,000     USA
                                          ------------
              TOTAL SHORT TERM CORPORATE
              NOTES
              (Cost $37,500,000)........    37,500,000
                                          ------------
              TOTAL SECURITIES
              (Cost $392,288,113).......   629,157,826
                                          ------------
              REPURCHASE AGREEMENT -- 2.27%
 13,474,597   With Investors Bank and
               Trust, dated 12/31/99,
               3.06%, due 01/03/00,
               repurchase proceeds at
               maturity $13,478,033
               (Collateralized by Small
               Business Administration
               Loan, 8.125%, due
               10/25/21, with a value of
               $3,964,609, and a Fannie
               Mae, 5.40%, due 06/25/23,
               with a value of
               $10,183,717) (Cost
               $13,474,597).............    13,474,597     USA
                                          ------------
              Total Investments -- 108.42%
              (Cost $405,762,710).......   642,632,423
              Liabilities less other
              assets -- (8.42)%.........   (49,918,782)
                                          ------------
              NET ASSETS  -- 100.00%....  $592,713,641
                                          ============

The aggregate cost of securities for federal income tax purposes at December 31, 1999 is $409,641,506.
The following amount is based on cost for federal income tax purposes:
   Gross unrealized appreciation........  $256,376,848
   Gross unrealized depreciation........   (23,385,931)
                                          ------------
   Net unrealized appreciation..........  $232,990,917
                                          ============

---------------
(a)  All or part of the security is on loan.
(b)  Collateral for securities on loan.
(c)  Non-income producing securities.
(++) This interest rate is subject to change monthly based on the London
     Interbank Offered Rate ("LIBOR"). The rate shown was in effect at December 31, 1999.
(ADR) American Depository Receipt.
(FDR) Foreign Depository Receipt.
(GDR) Global Depository Receipt.

                                          PERCENT OF TOTAL
         COUNTRY COMPOSITION             SECURITIES AT VALUE
         -------------------             -------------------
Australia (AUS)......................            3.86%
Canada (CDA).........................            3.44%
Finland (FIN)........................            4.88%
France (FRA).........................            4.99%
Germany (GER)........................            9.42%
Hong Kong (HNG)......................            1.67%
Ireland (IRE)........................            0.08%
Italy (ITA)..........................            2.89%
Japan (JPN)..........................           30.59%
Korea (KOR)..........................            1.27%
Luxembourg (LUX).....................            0.25%
Mexico (MEX).........................            2.37%
Netherlands (NET)....................            5.47%
Norway (NOR).........................            0.35%
Portugal (POR).......................            0.27%
Singapore (SIN)......................            0.85%
South Africa (SOA)...................            0.65%
Spain (SPA)..........................            1.12%
Sweden (SWE).........................            1.53%
Switzerland (SWI)....................            4.59%
Turkey (TUR).........................            0.43%
United Kingdom (UK)..................            9.39%
United States (USA)..................            9.64%
                                               -------
TOTAL PERCENTAGE.....................          100.00%
                                               =======

                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                         Notes to Financial Statements
1.  ORGANIZATION AND BUSINESS

     Diversified Investors Portfolios (the "Series Portfolio"), a series trust organized on September 1, 1993, under the laws of the State of New York, is composed of thirteen different series that are, in effect, separate investment funds: the Money Market Series, the High Quality Bond Series, the Intermediate Government Bond Series, the Core Bond Series (formerly the Government/Corporate Bond Series), the Balanced Series, the Equity Income Series, the Equity Value Series, the Growth & Income Series, the Equity Growth Series, the Special Equity Series, the Aggressive Equity Series, the High-Yield Bond Series, and the International Equity Series (each a "Series"). The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in each Series. Investors in a Series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Series (and of no other Series).

2.  SIGNIFICANT ACCOUNTING POLICIES

     A.  SECURITY VALUATION

          Short-term securities having remaining maturities of 60 days or less are valued at amortized cost which approximates value. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the bid price on the Nasdaq system for unlisted national market issues, or at the last quoted bid price for securities not reported on the Nasdaq system. Bonds are valued at the last available price provided by an independent pricing service for securities traded on a national securities exchange. Bonds that are listed on a national securities exchange but are not traded and bonds that are regularly traded in the over-the-counter market are valued at the mean of the last available bid and asked prices by an independent pricing service. All other securities will be valued at their fair value as determined by the Board of Trustees.

     B.  REPURCHASE AGREEMENTS

          Each Series, along with other affiliated entities of the investment advisor, may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Series investment advisor, subject to the seller's agreement to repurchase and the Series agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are segregated at the custodian, and pursuant to the terms of the repurchase agreements must have an aggregate market value greater than or equal to 102% and 105% of domestic and international securities, respectively, of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Series will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Series maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

     C.  FOREIGN CURRENCY TRANSLATION

          The accounting records of each Series are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Series does not isolate realized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gains or losses on securities. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies and foreign currency forward contracts, and the

                        DIVERSIFIED INVESTORS PORTFOLIOS

     C. FOREIGN CURRENCY TRANSLATION (CONTINUED) difference between the amount of investment income receivable and foreign withholding taxes receivable recorded on the Series' books and the U.S. dollar equivalent of amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end and foreign currency forward contracts, resulting from changes in the prevailing exchange rates.

     D.  FOREIGN CURRENCY FORWARD CONTRACTS

          Each Series may enter into foreign currency forward contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Series' portfolio securities. A foreign currency forward contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency forward contract fluctuates with changes in forward currency exchange rates. Foreign currency forward contracts are marked to market daily and the change in value is recorded by the Series as an unrealized gain or loss. When a foreign currency forward contract is extinguished, through delivery or offset by entering into another foreign currency forward contract, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Series' Statement of Assets and Liabilities and Statement of Operations. In addition, the Series could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

     E.  OPTIONS

          Each Series, with the exception of the Money Market Series, may purchase and write (sell) call and put options on securities indices for the purpose of protecting against an anticipated decline in the value of the securities held by that Series. Index options are marked to market daily and the change in value is recorded by the Series as an unrealized gain or loss. A realized gain or loss equal to the difference between the exercise price and the value of the index is recorded by the Series upon cash settlement of the option. The use of index options may expose the Series to the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted or the value of the securities in the index may not move in direct correlation with the movements of the Series portfolio. In addition, there is the risk the Series may not be able to enter into a closing transaction because of an illiquid secondary market.

     F.  FUTURES CONTRACTS

          Each Series may invest in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Series intends to purchase, against fluctuations in fair value caused by changes in prevailing market or interest rates.

          Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Series agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the daily market value of the contract.

          Variation margin payments are received or made by the Series each day, depending upon the daily fluctuations in the fair value of the underlying instrument. The Series recognizes a gain or loss equal to the daily variation margin. When the contract is closed, the Series records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Series basis in the contract.

                        DIVERSIFIED INVESTORS PORTFOLIOS

     F.  FUTURES CONTRACTS (CONTINUED)
          Should market conditions move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

     G.  FEDERAL INCOME TAXES

          It is the Series' policy to comply with the applicable provisions of the Internal Revenue Code. Therefore, no federal income tax provision is required.

     H.  SECURITY TRANSACTIONS AND INVESTMENT INCOME

          Security transactions are accounted for on a trade date basis (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

          All of the net investment income and realized and unrealized gains and losses from security transactions are determined on each valuation day and allocated pro rata among the investors in a Series at the time of such determination.

     I.  OPERATING EXPENSES

          The Series Portfolio accounts separately for the assets, liabilities and operations of each Series. Expenses directly attributable to a Series are charged to that Series, while expenses attributable to all Series are allocated among them.

     J.  OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.  FEES AND TRANSACTIONS WITH AFFILIATES

     AUSA Life Insurance Company, Inc. ("AUSA") is an affiliate of Diversified Investment Advisors, Inc. (the "Advisor"). AUSA has sub-accounts which invest in the corresponding Portfolios as follows:

                                                                PERCENTAGE INVESTMENT
AUSA SUB-ACCOUNT                                                    IN PORTFOLIO
----------------                                                ---------------------
Money Market................................................            21.73
High Quality Bond...........................................            42.02
Intermediate Government Bond................................            39.73
Core Bond...................................................            30.54
Balanced....................................................            56.67
Equity Income...............................................            53.89
Equity Value................................................            18.51
Growth & Income.............................................            43.30
Equity Growth...............................................            56.12
Special Equity..............................................            38.14
Aggressive Equity...........................................            36.96
High Yield Bond.............................................            24.39
International Equity........................................            35.95

                        DIVERSIFIED INVESTORS PORTFOLIOS

3.  FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)
     The Advisor manages the assets of each Series of the Series Portfolio pursuant to an Investment Advisory Agreement with the Series Portfolio. Subject to such further policies as the Board of Trustees may determine, the Advisor provides general investment advice to each Series. For its services, the Advisor receives from each Series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets. The Advisor is currently waiving a portion of its investment advisory fee to certain Series.

     For each Series, the Advisor has entered into Investment Subadvisory Agreements with the subadvisors listed in the table below (each a "Subadvisor", collectively the "Subadvisors"). It is the responsibility of a Subadvisor to make the day-to-day investment decisions of the Series and to place the purchase and sales orders for securities transactions of such Series, subject in all cases to the general supervision of the Advisor. For its services the Subadvisors receive a fee from the Advisor at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets.

                                                                                      ADVISOR    SUBADVISOR
PORTFOLIO SERIES                                     PORTFOLIO SUBADVISORS            FEE(%)       FEE(%)
----------------                                     ---------------------            -------    ----------
Money Market Series.......................  Capital Management Group                  0.25          0.05
High Quality Bond Series..................  Merganser Capital Management Corporation  0.35        (2)
Intermediate Government Bond Series.......  Capital Management Group                  0.35(1)       0.15
Core Bond Series..........................  Payden & Rygel Investment Counsel         0.35        (3)
Balanced Series...........................  (4)                                       0.45(1)     (5)
Equity Income Series......................  Asset Management Group                    0.45        (6)
Equity Value Series.......................  Ark Asset Management Company, Inc.        0.57(1)     (7)
Growth & Income Series....................  Putnam Advisory Company, Inc.             0.60(1)     (8)
Equity Growth Series......................  (9)                                       0.62(1)    (10)
Special Equity Series.....................  (11)                                      0.80(1)    (12)
Aggressive Equity Series..................  McKinley Capital Management               0.97(1)    (13)
High-Yield Bond Series....................  Delaware Investment Advisors              0.55(1)    (14)
International Equity Series...............  Capital Guardian Trust Company            0.75(1)    (15)

---------------
 (1) The Advisor is currently waiving a portion of its fee.

 (2) The High Quality Bond Series changed its fee schedule with Merganser Capital Management on December 1, 1999. For the period from January 1 through November 30, 1999, the Subadvisor received 0.25% on the first $100,000,000 in average daily net assets, and 0.15% on all average daily net assets in excess of $100,000,000. For the period from December 1 through December 31, 1999, Merganser Capital Management received 0.20% on the first $100,000,000 in average daily net assets, 0.15% on the next $100,000,000 in average daily net assets, 0.10% on the next $100,000,000 in average daily net assets, and 0.05% on all daily average net assets in excess of $300,000,000.

 (3) The Core Bond Series (formerly Government/Corporate Bond), changed its subadvisor on August 18, 1999 from Capital Management Group to Payden & Rygel Investment Counsel. For the period from January 1 through August 17, 1999, the Subadvisor received 0.15% of average daily net assets. For the period from August 18 through December 31, 1999, the net assets of the Core Bond and Balanced Series -- fixed income securities, were combined to determine the fee. 0.20% on the first $50,000,000 in average daily net assets, 0.15% on the next $50,000,000 in average daily net assets, 0.10% on the next $400,000,000 in average daily net assets, and 0.05% on all daily average net assets in excess of $500,000,000 in accordance with the subadvisory agreement.

                        DIVERSIFIED INVESTORS PORTFOLIOS

3.  FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

 (4) The Balanced Series changed subadvisors on March 31, 1999. Aeltus Investment Management, Inc. and Payden & Rygel Investment Counsel replaced Institutional Capital Corporation for equity and fixed income securities, respectively.

 (5) For the period from January 1 through March 30, 1999, the Subadvisor received 0.35% on the first $500,000,000 in average daily net assets, 0.30% on the next $500,000,000 in average daily net assets, and 0.25% on all average daily net assets in excess of $1,000,000,000. For the period from March 31 through December 31, 1999, Aeltus Investment Management, Inc. received 0.20% on the first $200,000,000 in average daily net assets, 0.15% on the next $300,000,000 in average daily net assets, 0.125% on the next $500,000,000 in average daily net assets, and 0.10% on all average daily net assets in excess of $1,000,000,000. For the period from March 31 through August 17, 1999, Payden & Rygel Investment Counsel received 0.20% on the first $50,000,000 in average daily net assets, 0.15% on the next $50,000,000 of average daily net assets, and 0.10% on all average daily net assets in excess of $100,000,000. For the period from August 18 through December 31, 1999, Payden & Rygel received a fee of 0.20% on the first $50,000,000 in average daily net assets, 0.15% on the next $50,000,000 in average daily net assets, 0.10% on the next $400,000,000 in average daily net assets, and 0.05% on all daily average net assets in excess of $500,000,000 on the combined net assets of the Core Bond Series and the Balanced Series (fixed income securities).

 (6) 0.25% on the first $100,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $100,000,000.

 (7) 0.45% on the first $100,000,000 in average daily net assets, and 0.40% on the next $50,000,000 in average daily net assets, and 0.35% on the next $50,000,000 in average daily net assets; when average daily net assets reach $200,000,000, 0.40% on the first $200,000,000 in average daily net assets, and 0.35% on all average daily net assets in excess of $200,000,000.

 (8) 0.30% on the first $100,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $100,000,000.

 (9) The Equity Growth Series has two subadvisors: Montag & Caldwell, Inc. and Dresdner RCM Global Investors, Inc.

(10) 0.50% on the first $50,000,000 in average daily net assets, 0.25% on the next $50,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $100,000,000.

(11) The Special Equity Series has four Subadvisors: Husic Capital; Robertson, Stephens; Liberty Investment Management, Inc.; and Westport Asset Management, Inc. On March 26, 1999, Robertson, Stephens replaced Ark Asset Management Co., Inc. and on November 16, 1999, Husic Capital replaced Pilgrim Baxter & Associates.

(12) 0.50% of average daily net assets for the two Subadvisors: Liberty Investment Management, Inc., and Westport Asset Management.

    For the period from January 1 through March 25, 1999, Ark Asset Management Co., Inc. received 0.50% of average daily net assets. For the period from March 26 through December 31, 1999, Robertson, Stephens received 0.50% on the first $100,000,000 in average daily net assets, and 0.40% on all average daily net assets in excess of $100,000,000. For the period from January 1 through November 15, 1999, Pilgrim Baxter & Associates, received 0.50% of average daily net assets. For the period from November 16 through December 31, 1999, Husic Capital received 0.40% on the first $250,000,000 in average daily net assets, 0.25% on the next $100,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $350,000,000.

                        DIVERSIFIED INVESTORS PORTFOLIOS

3.  FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

(13) 0.90% on the first $10,000,000 in average daily net assets, 0.80% on the next $15,000,000 in average daily net assets, 0.60% on the next $25,000,000 in average daily net assets, 0.40% on the next $50,000,000 in average daily net assets, and 0.35% on all average daily net assets in excess of $100,000,000.

(14) 0.40% on the first $20,000,000 in average daily net assets, 0.30% on the next $20,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $40,000,000.

(15) 0.75% on the first $25,000,000 in average daily net assets, 0.60% on the next $25,000,000 in average daily net assets, 0.425% from $50,000,000 to $250,000,000 in average daily net assets and 0.375% on all average daily net assets in excess of $250,000,000.

     For the period ended December 31, 1999, the Advisor has voluntarily undertaken to waive fees in accordance with the following expense caps:

 FUND                                                                 EXPENSE CAP
 ----                                                            ----------------------
 Money Market Series.........................................    30 basis points (b.p.)
 High Quality Bond Series....................................    40 b.p.
 Intermediate Government Bond Series.........................    40 b.p.
 Core Bond Series............................................    40 b.p.
 Balanced Series.............................................    50 b.p.
 Equity Income Series........................................    50 b.p.
 Equity Value Series.........................................    60 b.p.
 Growth & Income Series......................................    65 b.p.
 Equity Growth Series........................................    65 b.p.
 Special Equity Series.......................................    85 b.p.
 Aggressive Equity Series....................................    100 b.p.
 High-Yield Bond Series......................................    60 b.p.
 International Equity Series.................................    90 b.p.

     Certain trustees and officers of the Series Portfolio are also directors, officers or employees of the Advisor or its affiliates. None of the trustees so affiliated receive compensation for services as trustees of the Series Portfolio. Similarly, none of the Series Portfolio officers receive compensation from the Series Portfolio. Aggregate remuneration incurred to non-affiliated trustees of the trust for the period ended December 31, 1999, amounted to $32,109.

4.  SECURITIES LENDING

     All but the High Yield Bond Series may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. As with other extensions of credit, the Series may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Series receives compensation, net of related

                        DIVERSIFIED INVESTORS PORTFOLIOS

4.  SECURITIES LENDING (CONTINUED)
expenses, for lending its securities which is included in interest income on the Statements of Operations. At December 31, 1999, the Series loaned securities having market values as follows:

                                                              MARKET VALUE    COLLATERAL
                                                              ------------   ------------
High Quality Bond Series....................................  $  4,950,589   $  5,100,000
Intermediate Government Bond Series.........................    36,036,130     37,078,875
Core Bond Series............................................   174,374,302    178,096,125
Balanced Series.............................................    38,971,455     39,899,150
Equity Income Series........................................    37,774,450     38,823,800
Equity Value Series.........................................    23,407,988     24,259,200
Growth & Income Series......................................   142,298,143    146,119,866
Equity Growth Series........................................    79,207,727     81,556,641
Special Equity Series.......................................   110,786,790    115,256,767
Aggressive Equity Series....................................    39,738,750     40,672,700
International Equity Series.................................    46,700,352     48,296,127

5.  PURCHASE AND SALES OF INVESTMENTS

     The aggregate cost of investments purchased and proceeds from sales or maturities (excluding short-term securities) for the year ended December 31, 1999, were as follows:

                                                                   COST OF           PROCEEDS
                                                                  PURCHASES         FROM SALES
                                                                --------------    --------------
High Quality Bond Series............  Government Obligations    $    7,963,439    $   18,378,186
                                      Other                        112,555,841       124,531,852
Intermediate Government Bond Series.  Government Obligations        73,227,101        38,000,668
                                      Other                         10,000,000           504,790
Core Bond Series....................  Government Obligations     1,700,229,693     1,368,710,844
                                      Other                        277,627,355       428,568,240
Balanced Series.....................  Government Obligations       624,796,062       664,679,086
                                      Other                        728,751,481       713,327,783
Equity Income Series................  Other                        599,826,080       612,087,097
Equity Value Series.................  Other                        326,032,659       320,020,142
Growth & Income Series..............  Other                      1,015,736,628       842,248,718
Equity Growth Series................  Other                        645,516,164       402,122,068
Special Equity Series...............  Other                      1,518,506,457     1,501,352,759
Aggressive Equity Series............  Other                        273,265,811       185,811,897
High-Yield Bond Series..............  Other                        196,264,932       148,264,159
International Equity Series.........  Other                        182,600,953       142,363,504

                        DIVERSIFIED INVESTORS PORTFOLIOS

6. FOREIGN CURRENCY FORWARD CONTRACTS

     At December 31, 1999, the Balanced Series and the International Equity Series had entered into foreign currency forward contracts which contractually obligate each Series to deliver/receive currency at specified future dates. The open contracts were as follows:

                         FOREIGN       IN EXCHANGE      SETTLEMENT                          NET UNREALIZED
      BALANCED          CURRENCY           FOR             DATE           VALUE       APPRECIATION/(DEPRECIATION)
      --------         -----------   ---------------   -------------   ------------   ---------------------------
SALE CONTRACTS:
British Pound
  Sterling...........    2,230,000     $3,571,077        3/07/2000      $3,601,959            $   (30,882)
Euro.................    3,500,000      3,571,855        1/13/2000       3,530,575                 41,280
New Zealand Dollar...    6,800,000      3,496,832        2/22/2000       3,559,021                (62,189)
Swedish Krona........   30,000,000      3,609,891        2/17/2000       3,541,820                 68,071
                                                                                              -----------
          TOTAL......                                                                         $    16,280
                                                                                              ===========
INTERNATIONAL EQUITY
--------------------
SALE CONTRACTS:
Japanese Yen.........  332,578,560     $3,084,000        2/28/2000      $3,285,447            $  (201,447)
                                                                                              ===========

FOREIGN CURRENCY CROSS CONTRACTS:

                                       SETTLEMENT        PURCHASE          SALE             NET UNREALIZED
    PURCHASE/SALE                         DATE         CURRENT VALUE   CURRENT SALE   APPRECIATION/(DEPRECIATION)
    -------------                    ---------------   -------------   ------------   ---------------------------
Euro/Australian
  Dollar.............                  01/19/2000       $2,626,404      $2,667,485            $   (41,081)
Euro/Canadian
  Dollar.............                  01/28/2000          951,975       1,033,826                (81,851)
Euro/Canadian
  Dollar.............                  03/07/2000        1,090,495       1,107,085                (16,590)
Euro/Canadian
  Dollar.............                  03/23/2000        1,832,776       1,956,048               (123,272)
Euro/British Pound...                  01/28/2000        1,625,694       1,680,534                (54,840)
Euro/British Pound...                  02/04/2000          438,750         451,710                (12,960)
Euro/Korean Won......                  03/31/2000        1,585,101       1,774,182               (189,081)
Euro/Japanese Yen....                  01/20/2000        5,757,432       6,420,481               (663,049)
Euro/Japanese Yen....                  01/20/2000        2,256,909       2,515,946               (259,037)
Euro/Japanese Yen....                  02/28/2000        2,738,832       2,829,768                (90,936)
Euro/Japanese Yen....                  05/26/2000        2,896,660       2,994,825                (98,165)
                                                                                              -----------
          TOTAL......                                                                         $(1,630,862)
                                                                                              ===========

7. FUTURES CONTRACTS

     At December 31, 1999, the Balanced Series entered into a futures contract. The open contracts were as follows:

BALANCED FUTURES                     EXPIRATION DATE     CONTRACTS                      UNREALIZED APPRECIATION
----------------                     ---------------   -------------                  ---------------------------
S&P 500 Future.......                  03/17/2000               73                            $   185,836
                                                                                              ===========

                        DIVERSIFIED INVESTORS PORTFOLIOS

8. FINANCIAL HIGHLIGHTS

                                                                 RATIO OF NET    RATIO OF NET
                                                  RATIO OF        INVESTMENT      INVESTMENT
                                  RATIO OF       EXPENSES TO        INCOME       INCOME (LOSS)
   FOR THE       NET ASSETS,     EXPENSES TO     AVERAGE NET      (LOSS) TO     TO AVERAGE NET
    YEAR            END OF         AVERAGE     ASSETS (NET OF    AVERAGE NET    ASSETS (NET OF    PORTFOLIO
    ENDED            YEAR        NET ASSETS    REIMBURSEMENTS)      ASSETS      REIMBURSEMENTS)   TURNOVER
-------------   --------------   -----------   ---------------   ------------   ---------------   ---------
 MONEY MARKET
12/31/1999      $  416,768,827      0.28%           0.28%            5.06%           5.06%           N/A
12/31/1998         292,437,753      0.28            0.28             5.32            5.32            N/A
12/31/1997         232,312,458      0.28            0.28             5.33            5.33            N/A
12/31/1996         185,012,254      0.30            0.30             5.19            5.19            N/A
12/31/1995         141,638,248      0.31            0.30             5.69*           5.70*           N/A
HIGH QUALITY BOND
12/31/1999         199,906,097      0.38            0.38             5.78            5.78             56%
12/31/1998         227,463,134      0.39            0.39             5.90            5.90             68
12/31/1997         218,169,438      0.39            0.39             6.12            6.12             62
12/31/1996         197,294,663      0.40            0.40             6.14            6.14             66
12/31/1995         172,526,103      0.41            0.40             5.82*           5.83*            25
INTERMEDIATE GOVERNMENT BOND
12/31/1999         174,804,385      0.39            0.39             5.46            5.46             25
12/31/1998         158,574,467      0.39            0.39             5.46            5.46             70
12/31/1997         129,186,397      0.41            0.39             5.61            5.62             45
12/31/1996         103,059,880      0.43            0.40             5.63            5.66             60
12/31/1995          85,991,614      0.45            0.40             5.52*           5.57*            59
CORE BOND**
12/31/1999         515,721,444      0.37            0.37             5.86            5.86            307
12/31/1998         551,935,530      0.38            0.38             5.98            5.98            102
12/31/1997         361,632,885      0.38            0.38             6.49            6.49             64
12/31/1996         322,676,017      0.39            0.39             6.30            6.30            146
12/31/1995         336,539,410      0.39            0.39             5.90            5.90            122
BALANCED
12/31/1999         525,583,903      0.52            0.50             2.46            2.48            256
12/31/1998         505,995,739      0.48            0.48             3.22            3.22             91
12/31/1997         394,769,913      0.48            0.48             3.55            3.55             87
12/31/1996         264,909,839      0.50            0.50             3.39            3.39            113
12/31/1995         167,032,955      0.54            0.50             4.15*           4.19*           124
EQUITY INCOME
12/31/1999       1,414,634,230      0.46            0.46             1.75            1.75             43
12/31/1998       1,367,107,496      0.47            0.47             2.23            2.23             31
12/31/1997       1,215,071,169      0.47            0.47             2.27            2.27             33
12/31/1996         956,820,669      0.48            0.48             2.97            2.97             26
12/31/1995         764,302,530      0.49            0.49             3.37            3.37             23
EQUITY VALUE+
12/31/1999         394,104,288      0.60            0.60             1.70            1.70             80
12/31/1998         389,859,775      0.61            0.60             1.46            1.47            107
12/31/1997         234,983,715      0.63            0.60             1.43            1.46            120
12/31/1996***       29,033,513      1.06            0.60             1.60            2.07             65

---------------

*    Ratios have been restated.
**   Formerly Government/Corporate Bond.
***  Annualized (except for Portfolio turnover)
+    Commencement of Operations, April 19, 1996.
++   Commencement of Operations, August 22, 1995.
+++  Commencement of Operations, September 29, 1995.
(1)  For the period January 1, 1996 -- November 14, 1996, the expense cap was 75 bp.
     For the period November 15, 1996 -- December 31, 1996, the expense cap was 65 bp.

                        DIVERSIFIED INVESTORS PORTFOLIOS

8.  FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                 RATIO OF NET
                                                                 RATIO OF NET     INVESTMENT
                                                  RATIO OF        INVESTMENT        INCOME
                                  RATIO OF       EXPENSES TO        INCOME         (LOSS) TO
   FOR THE       NET ASSETS,     EXPENSES TO     AVERAGE NET      (LOSS) TO       AVERAGE NET
    YEAR            END OF         AVERAGE     ASSETS (NET OF    AVERAGE NET    ASSETS (NET OF    PORTFOLIO
    ENDED            YEAR        NET ASSETS    REIMBURSEMENTS)      ASSETS      REIMBURSEMENTS)   TURNOVER
-------------   --------------   -----------   ---------------   ------------   ---------------   ---------
 GROWTH & INCOME
12/31/1999      $1,242,236,443      0.62%           0.62%            0.07%            0.07%           86%
12/31/1998         771,268,461      0.63            0.63             0.30             0.30            75
12/31/1997         376,260,408      0.64            0.64             0.65             0.65            87
12/31/1996         207,612,426      0.67            0.65             1.02             1.04           142
12/31/1995         124,811,731      0.68            0.65             1.47*            1.49*          155
EQUITY GROWTH
12/31/1999       1,266,869,154      0.64            0.64             0.12             0.12            44
12/31/1998         688,448,565      0.64            0.64             0.22             0.22           104
12/31/1997         426,312,188      0.65            0.65             0.43             0.43            91
12/31/1996         299,127,686      0.73            0.73(1)         (0.17)           (0.17)          133
12/31/1995         222,362,390      0.75            0.75             0.41             0.41            62
SPECIAL EQUITY
12/31/1999       1,171,034,281      0.84            0.84             0.13             0.13           171
12/31/1998         924,089,884      0.83            0.83             0.14             0.14           173
12/31/1997         743,388,261      0.84            0.84             0.41             0.41           146
12/31/1996         507,264,243      0.86            0.85             0.24             0.25           140
12/31/1995         315,458,225      0.88            0.85             0.30*            0.33*          155
AGGRESSIVE EQUITY+
12/31/1999         259,974,422      1.01            1.00            (0.47)           (0.46)          132
12/31/1998          81,327,707      1.10            1.00            (0.41)           (0.31)          121
12/31/1997          25,857,650      1.33            1.00            (0.52)           (0.19)          243
12/31/1996***       15,479,130      1.59            1.00            (0.72)           (0.13)          186
HIGH YIELD BOND++
12/31/1999         124,990,408      0.61            0.60             8.45             8.46           145
12/31/1998          94,870,981      0.63            0.60             8.64             8.67            83
12/31/1997          39,700,131      0.74            0.60             8.46             8.60           109
12/31/1996          15,372,686      1.25            0.60             8.34             9.00           107
12/31/1995***        8,997,595      1.32            0.60             7.73*            8.45*           21
INTERNATIONAL EQUITY+++
12/31/1999         592,713,641      0.86            0.86             0.74             0.74            35
12/31/1998         320,218,173      0.88            0.87             1.05             1.06            33
12/31/1997         205,306,068      0.88            0.87             0.90             0.91            31
12/31/1996         148,184,897      0.96            0.90             1.12             1.18            29
12/31/1995***       83,446,315      0.83            0.80             0.50*            0.53*            7

---------------

*    Ratios have been restated.
**   Formerly Government/Corporate Bond.
***  Annualized (except for Portfolio turnover)
+    Commencement of Operations, April 19, 1996.
++   Commencement of Operations, August 22, 1995.
+++  Commencement of Operations, September 29, 1995.
(1)  For the period January 1, 1996 -- November 14, 1996, the expense cap was 75 bp.
     For the period November 15, 1996 -- December 31, 1996, the expense cap was 65 bp.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Owners of Beneficial Interests of the Diversified Investors Portfolios:

     In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified Investors Portfolios (comprising, the Money Market Portfolio, High Quality Bond Portfolio, Intermediate Government Bond Portfolio, Core Bond Portfolio (formerly Government/Corporate Bond Portfolio), Balanced Portfolio, Equity Income Portfolio, Equity Value Portfolio, Growth & Income Portfolio, Equity Growth Portfolio, Special Equity Portfolio, Aggressive Equity Portfolio, High Yield Bond Portfolio and International Equity Portfolio) (collectively the "Portfolios") at December 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                          PricewaterhouseCoopers LLP

New York, New York
February 18, 2000

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
DIVERSIFIED INVESTORS SECURITIES CORP. (DISC)
4 Manhattanville Road, Purchase, New York 10577
914-697-8000

























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